                    VISTANA 1998-A TIMESHARE MORTGAGE CORP.
                                   as Issuer

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as Trustee, Securities Intermediary, and Back-up Servicer



                      ___________________________________


                                   INDENTURE

                           Dated as of July 31, 1998

                      ___________________________________



    $31,973,000.00  5.891% TIMESHARE MORTGAGE-BACKED NOTES, SERIES 1998-A,
                                    CLASS A
  AND $34,180,583.90 6.282% TIMESHARE MORTGAGE-BACKED NOTES, SERIES 1998-A,
                                    CLASS B

                               TABLE OF CONTENTS


                                   ARTICLE I

                                  DEFINITIONS



                                  ARTICLE II


                                   THE NOTES

Section 201.  AUTHORIZATION OF NOTES..............................................................   2
              ----------------------
Section 202.  FORM OF NOTES.......................................................................   2
              -------------
Section 203.  EXECUTION; RECOURSE OBLIGATION......................................................   7
              ------------------------------
Section 204.  CERTIFICATE OF AUTHENTICATION.......................................................   7
              -----------------------------
Section 205.  REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE OF NOTES........................   7
              ------------------------------------------------------------
Section 206.  MUTILATED, DESTROYED, LOST AND STOLEN NOTES.........................................   9
              -------------------------------------------
Section 207.  RATABLY SECURED.....................................................................  10
              ---------------
Section 208.  DELIVERY, RETENTION AND CANCELLATION OF NOTES.......................................  10
              ---------------------------------------------

                                         ARTICLE III

                                  PAYMENT OF NOTES, STATEMENTS TO NOTEHOLDERS

Section 301.  FLOW OF FUNDS.......................................................................  11
              -------------
Section 302.  RESERVE ACCOUNT.....................................................................  13
              ---------------
Section 303.  THE LETTER OF CREDIT................................................................  14
              --------------------
Section 304.  COLLECTION ACCOUNT..................................................................  17
              ------------------
Section 305.  INVESTMENT OF MONIES HELD IN THE COLLECTION ACCOUNT.................................  18
              ---------------------------------------------------
Section 306.  REPORTS TO NOTEHOLDERS..............................................................  19
              ----------------------
Section 307.  RECORDS.............................................................................  19
              -------
Section 308.  LOCKBOX BANK; LOCKBOX ACCOUNT.......................................................  20
              -----------------------------
Section 309.  SECURITIES ACCOUNT..................................................................  20
              ------------------
Section 310.  SECURITIES INTERMEDIARY.............................................................  20
              -----------------------
Section 311.  TRUSTEE'S COVENANTS AS SECURED PARTY IN THE SECURITY ACCOUNTS.......................  22
              -------------------------------------------------------------
Section 312.  TRUSTEE'S COVENANTS AS BAILEE UNDER THE CUSTODIAL AGREEMENT.........................  23
              -----------------------------------------------------------
Section 313.  FAILURE OF SERVICER TO DELIVER SERVICER REPORT......................................  23
              ----------------------------------------------

                                         ARTICLE IV

                                         COLLATERAL

Section 401.  COLLATERAL..........................................................................  24
              ----------

Section 402.  GRANT OF SECURITY INTEREST..........................................................  24
              --------------------------
Section 403.  MORTGAGE DOCUMENTS..................................................................  25
              ------------------
Section 404.  PRO RATA INTEREST...................................................................  25
              -----------------
Section 405.  RELEASE OF SECURITY INTEREST........................................................  25
              ---------------------

                                               ARTICLE V

                                        SPECIAL PROVISIONS REGARDING
                                                COLLATERAL

Section 501.  ADMINISTRATION OF COLLATERAL........................................................  26
              ----------------------------
Section 502.  PAYMENTS OF COLLATERAL..............................................................  28
              ----------------------

                                                   ARTICLE VI

                                     REPRESENTATIONS, WARRANTIES AND COVENANTS


Section 601.  REPRESENTATIONS AND WARRANTIES OF THE ISSUER........................................  29
              --------------------------------------------
Section 602.  AFFIRMATIVE COVENANTS OF THE ISSUER.................................................  35
              -----------------------------------
Section 603.  ISSUER'S NEGATIVE COVENANTS.........................................................  41
              ---------------------------
Section 604.  REPRESENTATIONS AND WARRANTIES OF PROSPECTIVE NOTEHOLDERS...........................  44
              ---------------------------------------------------------
Section 605.  CONSOLIDATION AND MERGER............................................................  44
              ------------------------
Section 606.  OTHER AGREEMENTS....................................................................  44
              ----------------

                                               ARTICLE VII

                                           DISCHARGE OF INDENTURE

Section 701.  FULL DISCHARGE......................................................................  45
              --------------
Section 702.  OPTIONAL PREPAYMENT OF NOTES........................................................  45
              ----------------------------

                                                ARTICLE VIII

                                       DEFAULT PROVISIONS AND REMEDIES


Section 801.  EVENT OF DEFAULT....................................................................  47
              ----------------
Section 802.  ACCELERATION OF STATED MATURITY; RESCISSION AND ANNULMENT...........................  48
              ---------------------------------------------------------
Section 803.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.....................  49
              ---------------------------------------------------------------
Section 804.  REMEDIES............................................................................  50
              --------
Section 805.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES..............................  51
              ------------------------------------------------------
Section 806.  POWER OF ATTORNEY; ALLOCATION OF MONEY COLLECTED....................................  51
              ------------------------------------------------
Section 807.  LIMITATION ON SUITS.................................................................  51
              -------------------
Section 808.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST....................  52
              ----------------------------------------------------------------

Section 809.  RESTORATION OF RIGHTS AND REMEDIES..................................................  52
              ----------------------------------
Section 810.  RIGHTS AND REMEDIES CUMULATIVE......................................................  53
              ------------------------------
Section 811.  DELAY OR OMISSION NOT WAIVER........................................................  53
              ----------------------------
Section 812.  CONTROL BY HOLDERS..................................................................  53
              ------------------
Section 813.  WAIVER OF PAST DEFAULTS.............................................................  53
              -----------------------
Section 814.  UNDERTAKING FOR COSTS...............................................................  54
              ---------------------
Section 815.  WAIVER OF STAY OR EXTENSION LAWS....................................................  54
              --------------------------------
Section 816.  OPTIONAL PRESERVATION OF COLLATERAL.................................................  54
              -----------------------------------
Section 817.  SALE OF COLLATERAL..................................................................  55
              ------------------
Section 818.  ACTION ON NOTES.....................................................................  55
              ---------------

                                            ARTICLE IX

                                    CONCERNING THE INDENTURE TRUSTEE

Section 901.  DUTIES OF TRUSTEE...................................................................  56
              -----------------
Section 902.  CERTAIN MATTERS AFFECTING THE TRUSTEE...............................................  57
              -------------------------------------
Section 903.  TRUSTEE NOT LIABLE..................................................................  58
              ------------------
Section 904.  TRUSTEE MAY OWN NOTES...............................................................  58
              ---------------------
Section 905.  LIEN FOR TRUSTEE'S FEES AND EXPENSES................................................  59
              ------------------------------------
Section 906.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE................................................  59
              ------------------------------------
Section 907.  RESIGNATION AND REMOVAL OF TRUSTEE..................................................  59
              ----------------------------------
Section 908.  SUCCESSOR TRUSTEE...................................................................  60
              -----------------
Section 909.  MERGER OR CONSOLIDATION OF TRUSTEE..................................................  61
              ----------------------------------
Section 910.  SEPARATE TRUSTEES, CO-TRUSTEES AND CUSTODIANS.......................................  61
              ---------------------------------------------
Section 911.  REPRESENTATIONS AND WARRANTIES......................................................  62
              ------------------------------
Section 912.  TRUSTEE OFFICES.....................................................................  63
              ---------------
Section 913.  NOTICE OF EVENT OF DEFAULT..........................................................  63
              --------------------------
Section 914.  BACK-UP SERVICER AND SECURITIES INTERMEDIARY........................................  63
              --------------------------------------------

                                             ARTICLE X

                                         SUPPLEMENTAL INDENTURES

Section 1001. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..................................  64
              --------------------------------------------------
Section 1002. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.....................................  64
              -----------------------------------------------
Section 1003. EXECUTION OF SUPPLEMENTAL INDENTURES................................................  65
              ------------------------------------
Section 1004. EFFECT OF SUPPLEMENTAL INDENTURES...................................................  65
              ---------------------------------
Section 1005. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.......................................  65
              ---------------------------------------------
Section 1006. NOTICE OF SUPPLEMENTAL INDENTURES...................................................  65
              ---------------------------------
Section 1007. BANK TO APPROVE AMENDMENTS..........................................................  65
              --------------------------

                                      ARTICLE XI

                                    HOLDERS LISTS

Section 1101.  ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS...........................  66
               --------------------------------------------------------
Section 1102.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.............................  66
               ------------------------------------------------------

                                       ARTICLE XII

                                REPURCHASE AND SUBSTITUTION

Section 1201.  OPTIONAL PURCHASE OR SUBSTITUTION BY ISSUER OR SERVICER............................  67
               -------------------------------------------------------
Section 1202.  RELEASE OF PREDECESSOR MORTGAGE LOAN...............................................  67
               ------------------------------------

                                       ARTICLE XIII

                                 MISCELLANEOUS PROVISIONS

Section 1301.  COMPLIANCE CERTIFICATES AND OPINIONS...............................................  69
               ------------------------------------
Section 1302.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.............................................  69
               --------------------------------------
Section 1303.  ACTS OF HOLDERS....................................................................  70
               ---------------
Section 1304.  Reserved...........................................................................  70
Section 1305.  LIMITATION OF RIGHTS...............................................................  70
               --------------------
Section 1306.  SEVERABILITY.......................................................................  71
               ------------
Section 1307.  NOTICES............................................................................  71
               -------
Section 1308.  CAPTIONS...........................................................................  72
               --------
Section 1309.  GOVERNING LAW......................................................................  72
               -------------
Section 1310.  NO PETITION........................................................................  72
               -----------
Section 1311.  GENERAL INTERPRETIVE PRINCIPLES....................................................  72
               -------------------------------
Section 1312.  THIRD PARTY BENEFICIARIES..........................................................  72
               -------------------------
Section 1313.  BANK CONSENT AND DIRECTION RIGHTS..................................................  72
               ---------------------------------
Section 1314.  EFFECTIVE DATE OF TRANSACTION......................................................  73
               -----------------------------
Section 1315.  CONFIDENTIALITY....................................................................  73
               ---------------

EXHIBIT A  -   Instrument Schedule
EXHIBIT B  -   Transfer Certificate (Rule 144A)
EXHIBIT C  -   Transfer Certificate (other than Rule 144A) by an Institutional
               Accredited Investor
EXHIBIT D  -   Form of Non-Recourse Release
EXHIBIT E  -   Form of Assignment of Mortgage

APPENDIX A - Definitions

          Indenture, dated as of July 31, 1998 (as amended or supplemented from time to time as permitted hereby, the "Indenture"), between Vistana 1998-A
                                       ---------
Timeshare Mortgage Corp., a Delaware corporation (the "Issuer"), and Norwest
                                                       ------
Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee"), securities intermediary (the "Securities Intermediary"), and
      -------                                  -----------------------
back-up Servicer (the "Back-up Servicer").

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Issuer desires to issue its 5.891% Timeshare Mortgage-Backed Notes, Series 1998-A, Class A and 6.282% Timeshare Mortgage-Backed Notes, Series 1998-A, Class B (the "Notes") pursuant to this Indenture; and
                             -----

          WHEREAS, the Notes will be limited-recourse obligations of the Issuer, secured by the Collateral; and

          WHEREAS, all acts and things have been done and performed which are necessary to make the Notes, when executed by the Issuer, authenticated by the Trustee and issued, the legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, and to make this Indenture a valid and binding agreement for the security of the Notes authenticated and delivered under this Indenture;

          NOW, THEREFORE, in consideration of the premises and of the covenants and undertakings herein expressed, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          Capitalized terms used in this Indenture shall have the meanings assigned to such terms in Appendix A hereto.

                                  ARTICLE II

                                   THE NOTES

          Section 201.   Authorization of Notes.  There shall be issued under,
                         -----------------------
and secured in accordance with, this Indenture the Notes which shall be designated as the Issuer's 5.891% Timeshare Mortgage-Backed Notes, Series 1998-A, Class A and 6.282% Timeshare Mortgage-Backed Notes, Series 1998-A, Class B, in the initial aggregate principal amounts of $31,973,000.00 and $34,180,583.90, respectively.

          The Notes shall be initially issued in minimum denominations of $1,000,000 and any amount in excess thereof.

          Section 202.   Form of Notes.  The Notes issued under this Indenture
                         -------------
shall be substantially in the following form with such appropriate variations, omissions, additions and insertions as are permitted or required by this
Indenture:

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, UNLESS SUCH TRANSFER IS MADE TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER ("QIB") UNDER RULE 144A, AS AMENDED ("RULE 144A") OR TO AN ACCREDITED INVESTOR UNDER
SECTION 501(a)(1), (2), (3) AND (7) OF THE SECURITIES ACT ("ACCREDITED INSTITUTIONAL INVESTOR") IN A TRANSACTION WHICH DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND PURSUANT TO AN EFFECTIVE REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS, OR IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION. IN ADDITION, SUCH TRANSACTION MUST COMPLY WITH THE PROVISIONS SET FORTH IN SECTION 205 OF THE INDENTURE. BECAUSE OF THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

                    VISTANA 1998-A TIMESHARE MORTGAGE CORP.
         ____% TIMESHARE MORTGAGE-BACKED NOTE, SERIES 1998-A, CLASS __

$___________________                              No. R-_______________
                                                  ______________, 19___

          KNOW ALL PERSONS BY THESE PRESENTS that Vistana 1998-A Timeshare Mortgage Corp. (the "Issuer"), for value received, hereby promises (i) to pay to
                     ------
_________________, or registered assigns, at the principal corporate trust office of the Trustee named below, the principal sum of ____________________________________ Dollars ($_____________), which sum shall be payable on the dates and in the amounts set forth in the

Indenture (the "Indenture") dated as of July 31, 1998 between the Issuer and
                ---------
Norwest Bank Minnesota, National Association (the "Trustee") and (ii) to pay
                                                   -------
interest on the outstanding principal amount of this Note at the rate of ________ and ________ percent (_____%) per annum on the dates set forth in the Indenture. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Indenture.

          Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. Principal and interest are payable on each Payment Date by wire transfer of immediately available funds to the account designated on or prior to the immediately preceding Record Date by the Holder of record as of such immediately preceding Record Date. The Issuer shall, at all times and subject to the terms and conditions of the Indenture, pay (on each Payment Date and on the final maturity date, whether by acceleration or otherwise) interest on any unpaid amounts (provided, however, that no interest shall be payable on Overdue Interest) owing pursuant to the terms of the Indenture to the extent permitted by applicable law.

          This Note is one of an authorized series of notes identified in the title hereto and issued in the aggregate original principal amount of $__________ (the "Notes"). The Notes are issued pursuant to the Indenture, to
                  -----
which Indenture reference is made for a statement of the respective rights, limitations, duties and immunities of the Issuer, the Trustee and the Holders of the Notes. The Notes and interest due thereon shall be a limited-recourse obligation of the Issuer, and shall be secured by the Collateral and subject to limitations set forth in the Indenture, for the equal and ratable benefit (subject to the subordination provisions of the Indenture) of the Holders, from time to time, of the Notes (the "Noteholders") and the Bank. No Person other
                                 -----------
than the Issuer shall be liable for any obligation of the Issuer under the Indenture or this Note or any losses incurred by the Holder of this Note other than the Bank pursuant to, and only with respect to, the Letter of Credit.

          This Note is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Note Registrar, and only upon surrender of this Note for transfer to the Trustee duly endorsed by, or accompanied by a written instrument of transfer in form substantially similar to Exhibit B or Exhibit C of the Indenture, as appropriate, reasonably satisfactory to the Trustee duly executed by, the registered Holder hereof or his or her attorney duly authorized in writing. No such transfer shall be so made unless such transfer is made either to a person reasonably believed to be a QIB pursuant to Rule 144A, or to an Accredited Institutional Investor in a transaction which does not require registration under the Securities Act, and pursuant to an effective registration or qualification under any State securities or "Blue Sky" laws, or in a transaction which does not require such registration or qualification and the Holder thereof delivers to the Trustee the certification required under the Indenture with respect to the Securities Act and certain other matters, as set forth in the applicable Exhibit to the Indenture. The Issuer, the Trustee and each Holder by acceptance of this Note (and any Person that is a beneficial owner of any interest in this Note, by virtue of such Person's acquisition of a beneficial interest therein) agrees to treat this Note for purposes of federal, state and local income or franchise taxes (and any other tax imposed on or measured by income) as indebtedness. The Holder of this Note agrees that it will cause any Person acquiring an interest in this Note through it to acknowledge such Note's characterization as indebtedness and to agree to comply with this Indenture as to treatment of the Notes as indebtedness for such tax purposes.

          The Notes are issuable as fully registered notes in the initial minimum denomination of $1,000,000. No service charge will be made for any registration of transfer or exchange of Notes, but payment of a sum sufficient to cover any tax or other governmental charge may be required. The Trustee or Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection therewith.

          The Issuer, the Trustee, the Servicer and any agent of the Issuer may treat the person in whose name this Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Trustee, the Servicer nor any other such agent shall be affected by notice to the contrary. Any reference herein to the "Noteholder" or the "Holder" shall be deemed to include and apply
               ----------          ------
to every subsequent Holder of this Note including, but not limited to, any Trustee.

          If an Indenture Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Indenture. The Notes are subject to prepayment upon the prepayment (whether voluntary or upon acceleration) of any Mortgage Loan and, at the Issuer's option, on any Payment Date succeeding a Collection Period at the end of which the aggregate Note Balance for both classes of Notes is less than twenty percent (20%) of the aggregate Note Balance for both classes of Notes on the Closing Date and under other circumstances as provided in the Indenture. Reference is made to the Indenture for all other provisions concerning mandatory and voluntary principal and interest repayments, Collateral, prepayments, acceleration, subordination and other material terms affecting this Note, including priority of payment as between the Class A Notes and the Class B Notes.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof at any time with the consent of the Issuer, the Trustee, certain of the Noteholders and the Bank. The Indenture also permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of certain of the Noteholders and the Bank, in certain specifically described instances. Any consent given by a Holder of this Note shall be conclusive and binding upon such Holder and on all future Holders of this Note and of any Note issued in lieu hereof whether or not notation of such consent is made upon this Note. Supplements and amendments to the Indenture may be made only to the extent and in circumstances permitted by the Indenture.

          The Holder of this Note shall have no right to enforce the provisions of the Indenture against the Issuer or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture; provided, however, that nothing contained in the Indenture shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Note when due or to require the Trustee to enforce and abide by the provisions of the Indenture; provided further, that the Holder hereof hereby covenants and agrees that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, at any time other than at such time as permitted by Section 1310 of the Indenture. By accepting this Note, the Holder hereof irrevocably appoints the Trustee under the Indenture as its attorney-in-fact for the Holder, vested with full power on behalf of the Holder, to effect and enforce the rights of such Holder and the provisions of the

Indenture for the benefit of the Holder. The preceding sentence in no way shall limit the right of the Holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

          All terms and provisions of the Indenture are herein incorporated by reference as if set forth herein in their entirety. AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

          IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the issuance of this Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, Vistana 1998-A Timeshare Mortgage Corp. has caused this Note to be duly executed by __________________ on this _____ day of ______________, 19__.



                                    VISTANA 1998-A TIMESHARE MORTGAGE
                                    CORP.



                                    By:_____________________________________
                                    Name:
                                    Its:


          This Note is one of the Notes described in the within-mentioned Indenture.

                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                                    By:____________________________________
                                       Its Authorized Officer

           Section 203.  Execution; Recourse Obligation.
                         ------------------------------

          In case any officer of the Issuer or the Trustee whose signature shall appear on the Notes shall cease to be an officer of the Issuer or the Trustee before the authentication and delivery of such Notes, such signature or facsimile signature shall nevertheless be valid and sufficient for all purposes.

          At the written direction of the Issuer, the Trustee shall authenticate and deliver the Notes. It shall not be necessary that the same authorized signatory of the Trustee execute the certificate of authentication on each of the Notes.

          All Notes and the interest thereon shall be limited-recourse obligations of the Issuer, secured by the Collateral. The Notes shall never constitute obligations of the Trustee, the Bank, any Originator or of any partner or any Affiliate of the Trustee, the Bank or any Originator (other than the Issuer) or any officers, directors, employees or agents of any thereof, and no recourse may be had under or upon any obligation, covenant or agreement of this Indenture, or of any Notes, or for any claim based thereon or otherwise in respect thereof, against any incorporator or against any past, present, or future owner, partner of an owner or any officer, employee or director thereof or of any successor entity, or any other Person, either directly or through the Issuer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed that this Indenture and the obligations issued hereunder are solely obligations of the Issuer, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any other Person under or by reason of this Indenture or any Notes or implied therefrom, or for any claim based thereon or in respect thereof, all such liability and any and all such claims being hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Notes. No Person other than the Issuer shall be liable for any obligation of the Issuer under this Indenture or any Note or any losses incurred by the Holder of any Note other than the Bank pursuant to, and only with respect to, the Letter of Credit.

          Section 204.   Certificate of Authentication.  No Note shall be
                         -----------------------------
secured hereby or entitled to the benefit hereof or shall be or become valid or obligatory for any purpose unless there shall be endorsed thereon a certificate of authentication, substantially in the form as set forth in the form of Note in
Section 202 hereof, executed by the Trustee; and such certificate on any Note issued by the Issuer shall be conclusive evidence and the only competent evidence that it has been duly authenticated and delivered hereunder.

          Section 205.   Registration; Registration of Transfer and Exchange of
                         ------------------------------------------------------
Notes.
-----

           (a) Books and Records.  The note registrar (the "Note Registrar")
               -----------------                            --------------
shall keep at its principal office books (the "Note Register") for the
                                               -------------
registration and transfer of the Notes. The Issuer hereby appoints the Trustee as its initial Note Registrar and transfer agent to keep such books and make such registrations and transfers as hereinafter set forth in this Section 205. The names and addresses of the Holders of all Notes and all transfers of, and the names and addresses of the transferees of, all Notes will be registered in such register. Upon prior written request by the Rating Agency, the Trustee will make reasonably available to the Rating Agency any information contained in the Note Register. The Person in whose name any Note is registered shall be deemed and treated as the owner and Holder thereof for all purposes of this Indenture, and the Trustee, the Bank and the Issuer shall not be affected by any notice or knowledge to the contrary. If a Person other than the Trustee is appointed by the Issuer to maintain the Note Register, the Issuer will give the Trustee prompt written notice of such appointment and of the location, and any change in the location, of the successor note registrar, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

          (b) Note Register Lists.  The Trustee shall preserve in as current a
              -------------------
form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Note Registrar, the Issuer shall furnish to the Trustee on each Determination Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders on the related Record Date or any other Record Dates.

          (c) Noteholder Communication.  If any Noteholder (herein referred to
              ------------------------
as an "applicant") applies in writing to the Trustee, and such application states that the applicant desires to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes, then the Trustee shall, within three Business Days after the receipt of such application, afford such applicant(s) access to the information preserved at the time by the Trustee in accordance with Section 205(b).

          (d) Noteholder Disclosure of Addresses.  Every Noteholder, by
              ----------------------------------
receiving and holding a Note, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any of the names and addresses of the Noteholders in accordance with Section 205(c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of providing any material pursuant to a request made under
Section 205(c).

          (e) Payments to Registered Holders Only.  Payments of Monthly
              -----------------------------------
Principal, Overdue Principal, Monthly Interest and Overdue Interest on each Note shall be payable on each Payment Date only to the registered Holder thereof on the Record Date immediately preceding such Payment Date.

          (f) Transfer Amounts.  Any Note is transferable only upon the
              ----------------
surrender to the Trustee of such Note together with the certificates required pursuant to Section 205(i) hereof. Upon satisfaction of the requirements set forth in the preceding sentence, each Holder of a Note shall have the right, upon surrender of such Note to the Trustee, to require a new Note or Notes to be issued to it, in a minimum denomination of the lesser of (x) $1,000,000 or (y) the entire principal balance of the Note being surrendered, in substitution of the Note being surrendered.

          (g) Service Charges.  No service charge will be made for any
              ---------------
registration of transfer or exchange of Notes. The Trustee or the Issuer may require payment by the holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection therewith.

          (h) ERISA.  Each Noteholder, by its acceptance of its Note,
              -----
understands and acknowledges that the acquisition of Notes by an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the provisions of Section 4975 of the Code (a "Plan"),
          -----                                                      ----
could result in a prohibited transaction under ERISA or Section 4975 of the Code, unless such acquisition is subject to a statutory or administrative exemption.

          (i) Permitted Transferees.  No transfer of any Note shall be made
              ---------------------
unless such transfer is made to a Person reasonably believed to be either a QIB that purchases for its own account or an Accredited Institutional Investor in a transaction which does not require registration under the Securities Act and pursuant to an effective registration or qualification under any State securities or "Blue Sky" laws, or in a transaction which does not require such registration or qualification. If such a transfer is to be made in reliance upon an exemption from the Securities Act other than Rule 144A under the Securities Act, the Trustee shall require the Prospective Owner to execute a certificate substantially in the form of Exhibit C hereto. If such transfer is to be made in reliance upon Rule 144A under the Securities Act, the Trustee shall require the Prospective Owner to execute a certificate, substantially in the form of Exhibit B hereto. The Issuer shall promptly furnish to any Holder, or any Prospective Owners designated by a Holder, the information required to be delivered to such Holder and Prospective Owner in connection with a resale of the Notes to permit compliance with Rule 144A(d) in connection with such resale. No Note may be subdivided (including any assignment or transfer of a participation or beneficial interest therein) for resale or other transfer into a unit smaller than a unit the initial offering price of which would have been $1,000,000.

          (j) Confidentiality.  Each Holder, by acceptance of its Note, agrees
              ---------------
and covenants that it shall hold in confidence all Confidential Information.

          Section 206.   Mutilated, Destroyed, Lost and Stolen Notes.  (a) If
                         -------------------------------------------
(i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Trustee such security or indemnity as it and the Issuer may require to hold the Issuer, the Bank and the Trustee harmless (it being understood that the unsecured indemnity of a Rated Institutional Noteholder shall be satisfactory for such purpose), then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser or a protected purchaser (within the meaning of Section 8-303 of the UCC), the Issuer shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same maturity and of like terms as the mutilated, destroyed, lost or stolen Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable, or shall have been called for redemption, the Issuer may pay such destroyed, lost or stolen Note when so due or payable instead of issuing a replacement Note.

          (b) If, after the delivery of such replacement Note, or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide or protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Trustee and the Bank shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Trustee or the Bank in connection therewith.

          (c) The Trustee and Issuer may, for each new Note authenticated and delivered under the provisions of this Section, require the advance payment by the Noteholder of any tax or governmental charge which may be incurred by the Trustee or Issuer. Any Note issued under the provisions of this Section in lieu of any Note alleged to be destroyed, mutilated, lost or stolen, shall be equally and proportionately entitled to the benefits of this Indenture with all other Notes issued hereunder. The provisions of this Section 206 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 207.   Ratably Secured.  Subject to the subordination
                         ---------------
provisions herein (including the provisions of Section 301 as to priority of payments), all Notes issued hereunder are and are to be, to the extent provided in this Indenture, equally and ratably secured by this Indenture without preference, priority or distinction on account of the actual time or times of the authentication or delivery of the Notes so that, all Notes at any time Outstanding (including Notes owned by an Originator or any of their Affiliates, other than the Issuer) shall have the same right, lien and preference under this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof.

          Section 208.   Delivery, Retention and Cancellation of Notes.  Each
                         ---------------------------------------------
Noteholder shall certify in writing to Issuer the Monthly Interest, Overdue Interest (if any) and Ultimate Principal that such Holder anticipates receiving as the final payment on its Note, provided that the Trustee shall have requested such certification at least thirty (30) days prior to the final payment date. Each Noteholder shall return such Holder's Note to the Trustee within thirty
(30) days after receipt of written request for such return from the Trustee but in no event earlier than the thirtieth (30/th/) day following the date on which final payment due on such Note has been made. The Trustee is required, and hereby agrees, to give such requests for certification and return of the Notes, upon at least (5) days prior written request from Issuer to do so. The request for certification and the request for return of the Note may be contained in the same request from the Trustee. Any such Note as to which the Trustee has made the final payment thereon shall be deemed cancelled and shall no longer be Outstanding or outstanding for any purpose of this Indenture, whether or not such Note is ever returned to the Trustee. Matured Notes delivered upon final payment to the Trustee and any Notes transferred or exchanged for other Notes shall be cancelled and destroyed by the Trustee and the Trustee shall promptly deliver to the Issuer an affidavit confirming the destruction of any Notes. If the Trustee, for its own account, shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes. Notes which have been cancelled by the Trustee shall be deemed paid and discharged for all purposes under this Indenture.

                                  ARTICLE III

                  PAYMENT OF NOTES, STATEMENTS TO NOTEHOLDERS

          Section 301.   Flow of Funds.  The Trustee shall direct the bank or
                         -------------
trust company (the "Lockbox Bank") at which the lockbox account (the "Lockbox
                    ------------                                      -------
Account") is established and maintained to remit on every other Business Day to
-------
the Collection Account all immediately available funds in the Lockbox Account less any amounts designated in writing by Servicer as (i) Miscellaneous Amounts,
(ii) Misdirected Payments, or (iii) Late Fees. The Issuer will cause the Servicer to remit to the Lockbox Account all amounts received by Servicer on or in respect of the Mortgage Loans which are neither such Miscellaneous Amounts, Misdirected Payments or Late Fees on or before the second Business Day after receipt. The Trustee shall deposit into the Collection Account in accordance with the Servicer Report amounts withdrawn from, first, the Reserve Account to pay the shortfall, if any, that otherwise would occur on each Payment Date, in amounts payable as Monthly Principal, Overdue Principal, Monthly Interest and Overdue Interest after application of all the Available Amounts; and second, from the Letter of Credit (to the extent of the LOC Amount available) such amount as is required to pay any shortfall in Monthly Interest, Overdue Interest, Monthly Principal, Overdue Principal, or, on the Stated Maturity Date only, Ultimate Principal after application of all the Available Amounts and amounts drawn from the Reserve Account pursuant to this sentence; provided that amounts drawn from the Letter of Credit shall only be applied toward payment of Monthly Interest, Overdue Interest, Monthly Principal or Overdue Principal and (at the Stated Maturity Date) Ultimate Principal on the Notes after all amounts on deposit in the Reserve Account have been depleted. In accordance with the written notice delivered by the Bank to the Servicer of any amounts due and owing to the Bank under the Reimbursement Agreement (which information the Issuer shall cause the Servicer to include in the related Servicer Report), the Trustee shall pay to the Bank on each Payment Date such amounts from the Collection Account in accordance with the priority of payment established by the provisions of this Section 301 as are specified in or attached to such Servicer Report. The Trustee shall deposit all other amounts received by it during each Collection Period in respect of the Mortgage Loans in such accounts as are provided in this Indenture.

          On each Payment Date, the Trustee shall disburse all Available Amounts and, to the extent provided herein, amounts drawn under the Letter of Credit or from the Reserve Account, in the amounts required, in the following order of priority and in the amounts stated on the Servicer Report:

          (i) to the Trustee, the Trustee Fee (including all amounts from all investment income earned from the Determination Date related to such Payment Date to the opening of Business on such Payment Date on the amounts to be paid pursuant to clauses (ix) - (xii) of this Section 301 deposited in the Collection Account) due to the Trustee on such Payment Date and any expenses incurred by the Trustee relating to the Notes and in accordance with this Indenture or Section 2.6 of the Lockbox Agreement;

          (ii) to the Back-Up Servicer, if any, the Back-Up Servicing Fee due to the Back-Up Servicer on or prior to such Payment Date;

          (iii) to the Custodian, if any, the fee due to the Custodian as set forth on Exhibit C to the Custodial Agreement due to the Custodian on or prior to such Payment Date;

          (iv) to the Servicer, any Servicing Fee that was, prior to such Payment Date, due and payable but unpaid;

          (v) to the Servicer, the Servicing Fee due to the Servicer on such Payment Date;

          (vi) to the Servicer, any unreimbursed Nonrecoverable Advances and, to the extent paid by the applicable Mortgagor and deposited in the Collection Account, any unreimbursed Servicer Advances;

          (vii) to the Bank, any amount due and payable on the Letter of Credit Fee prior to such Payment Date that, as of such Payment Date, was unpaid;

          (viii) to the Bank, any amount due on such Payment Date with respect to the Letter of Credit Fee;

          (ix) to the Class A Noteholders, pro rata, in the following order of priority: (A) the Class A Overdue Interest due on the Notes as of such Payment Date, if any; and (B) the Class A Monthly Interest due on the Notes on such Payment Date;

          (x) to the Class B Noteholders, pro rata, in the following order of priority: (A) the Class B Overdue Interest due on the Notes as of such Payment Date, if any; and (B) the Class B Monthly Interest due on the Notes on such Payment Date;

          (xi) until the outstanding Class A Note Balance has been reduced to zero, to the Class A Noteholders, pro rata, in the following order of priority: (A) the Class A Overdue Principal due on the Notes on such Payment Date, if any; and (B) the Class A Monthly Principal due on the Notes as of such Payment Date;

          (xii) until the outstanding Class B Note Balance has been reduced to zero, to the Class B Noteholders, pro rata, in the following order of priority: (A) the Class B Overdue Principal due on the Notes on such Payment Date, if any; and (B) the Class B Monthly Principal due on the Notes as of such Payment Date;

          (xiii) to the Bank, all amounts necessary to reimburse the Bank for the outstanding amount of any unreimbursed Letter of Credit Drawings;

          (xiv)  to the Reserve Account, the Reserve Account Deposit Amount;

          (xv) to the Bank, (A) all interest (at the Bank Rate) due on any unreimbursed Letter of Credit Drawings and (B) all other amounts remaining due with respect to the Reimbursement Agreement (other than amounts paid pursuant to clauses (vii), (viii) and (xiii) above); and

          (xvi) if no Restricting Event shall have occurred and be continuing, any remaining Available Amounts on deposit in the Collection Account shall be paid to the Issuer or the Issuer's designee (if any), provided that if a Restricting Event has occurred and is continuing, then such amounts that would otherwise be paid to the Issuer pursuant to this Section 301(xvi) will instead be deposited into the Reserve Account.

          Section 302.   Reserve Account.  (a) On or prior to the Closing Date,
                         ---------------
the Trustee shall establish the Reserve Account to be held (together with all funds, amounts, investment income and other property on deposit therein from time to time) by and maintained with the Trustee for the benefit of the Noteholders and the Bank in accordance with the terms hereof. The Reserve Account shall be held as one or more segregated trust accounts in the Trustee's corporate trust department and shall be titled as follows: "Norwest Bank Minnesota, National Association, as Trustee for the benefit of the registered Holders of Vistana 1998-A Timeshare Mortgage Corp. 5.891% Timeshare Mortgage-Backed Notes, Series 1998-A, Class A and 6.282% Timeshare Mortgage-Backed Notes, Series 1998-A, Class B -- Reserve Account". On the Closing Date, no amounts shall be deposited in the Reserve Account, but instead the Reserve Account shall receive the Reserve Account Deposit Amount on each Payment Date pursuant to
Section 301 hereof from Available Amounts (and the Trustee hereby agrees to so deposit, in accordance with each Servicer Report received by it, such amounts actually received by the Trustee in the Collection Account). The Trustee shall make or permit withdrawals from the Reserve Account only in accordance with the Servicer Report with respect to any shortfall in the amounts otherwise available in the Collection Account to make the payments in Monthly Principal, Overdue Principal, Monthly Interest and Overdue Interest due on the Notes, in accordance with Sections 301(ix) through (xii) hereof (each such shortfall, a "Reserve
                                                                    -------
Account Payment").  All property in the Reserve Account shall constitute
---------------
property of the Issuer which shall be and is hereby pledged to the Trustee pursuant to Section 402 hereof to secure payments due to the Noteholders and the Bank.

          (b) The Issuer shall cause the Servicer to determine the Reserve Account Payment, if any, and notify the Trustee of such amount in each Servicer Report. The Trustee shall promptly, but in no event later than the close of business on the Determination Date, withdraw from the Reserve Account and deposit in the Collection Account the Reserve Account Payment. If the Servicer Report is received after noon on the Determination Date (or, in the event that, contrary to the terms of the Documents, the Servicer Report arrives after noon or on a day after the Determination Date), the Trustee may deposit the Reserve Account Payment on the Business Day immediately succeeding the date upon which such Servicer Report is received.

          (c) On each Payment Date, the Trustee shall, on the basis of the related Servicer Report, deposit in the Reserve Account, pursuant to Sections 301 and 302(a) hereof, an amount equal to the Reserve Account Deposit Amount and any other amounts required pursuant to Section 301(xvi). The obligation of the Trustee to deposit amounts into the Reserve Account in accordance with the terms of this Indenture shall be limited to the deposit of amounts in the Collection Account available for such purpose pursuant to Sections 301 and 302(a) hereof. The Issuer agrees to treat all money, security and other property (including income and gains or losses thereon) (the "Reserve Account Property") as its
                                          ------------------------
assets (and earnings) for federal, state and local tax purposes and not to sell, transfer or otherwise dispose of any Reserve Account Property or its interest therein other than as expressly provided hereby.

          (d) On each Payment Date, if the balance in the Reserve Account (after the payment of amounts required by clause (ix) through (xii) of Section 301) is greater than the Reserve Account Required Amount, and no Restricting Event shall have occurred and be continuing, the Trustee shall, in accordance with the Servicer Report, release and pay the amount (such amount, a "Reserve Account
                                                             ---------------
Withdrawal") of such excess to the Issuer or its designee. In the event that a
----------
Restricting Event has occurred and is continuing, such excess is required to remain in the Reserve Account. Also on or prior to each Payment Date, in accordance with the Servicer Report, the Trustee shall withdraw from the Reserve Account and deposit in the Collection Account for further distribution in accordance with Section 301 or Article 8 hereof, as applicable, all amounts earned (net of investment losses) from Eligible Investments in the Reserve Account during the related Collection Period. Amounts properly paid to the Issuer pursuant to this paragraph or pursuant to Section 301 hereof, either directly from the Collection Account without deposit in the Reserve Account or from the Reserve Account, shall be deemed released from the Collateral, and the Issuer shall not in any event thereafter be required to refund any such paid amounts.

          (e) With respect to the Reserve Account Property, the Issuer and the Trustee agree that any Reserve Account Property that is held in segregated trust accounts shall be held solely in the name of the Trustee, on behalf of the Noteholders, the Bank and the Issuer to the extent of their interests therein. Each such segregated trust account shall be subject to the exclusive custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto.

          (f) Upon termination of this Indenture, any amounts on deposit in the Reserve Account, after payment of all amounts due to the Noteholders and the Bank under this Indenture and the other Documents, upon Servicer's written request to the Trustee, shall be paid to the Issuer or its designee.

          Section 303.   The Letter of Credit.  (a) On each Determination Date,
                         --------------------
the Issuer shall cause the Servicer to determine with respect to the immediately following Payment Date the amounts that will be on deposit in the Collection Account on such Payment Date with respect to the Collection Period related thereto, after giving effect to any Reserve Account Deposit Amount to be paid into the Reserve Account and/or any Reserve Account Payment to be made to the Collection Account on such Determination Date, and the excess of (A) the Required Payments on the immediately following Payment Date over (B) the Available Amounts (after giving consideration to any draws made on the Reserve Account pursuant to Section 302(b) hereof) and shall inform the Trustee in writing no later than 10:00 a.m., New York City time, on such Determination Date of the results of such determination.

          (b) If on any Payment Date or the Stated Maturity Date, as the case may be, there would exist a shortfall (as determined pursuant to Section 303(a) hereof) in the payment of any Monthly Interest, Overdue Interest, Monthly Principal or Overdue Principal to be made on such Payment Date or, on the Stated Maturity Date only, Ultimate Principal as set forth in the related Servicer Report, then the Trustee shall complete a Drawing Certificate in the form of Exhibit A or Exhibit B to the Letter of Credit, as the case may be, and in either case submit such Drawing Certificate to the Bank no later than 12:00 noon New York City time on the second Business Day preceding such Payment Date or Stated Maturity Date as a claim for a Letter of Credit Drawing in an amount equal to the lesser of (A) such shortfall in Monthly Interest, Overdue Interest, Monthly Principal, Overdue Principal or Ultimate Principal, as the case may be, and (B) the LOC Amount available on such date (such lesser amount, the "Letter of Credit Drawing"). For purposes of Letter of Credit Drawings,
     ------------------------
"Class A Monthly Principal", "Class A Overdue Principal", "Class B Monthly Principal" and "Class B Overdue Principal" with respect to any Payment Date other than the Stated Maturity Date, shall be calculated without regard to clause (C) of the respective definitions of "Class A Monthly Principal" or "Class B Monthly Principal" set forth in the definitions hereto.

          (c) Upon receipt of the amount of a Letter of Credit Drawing from the Bank, the Trustee shall immediately deposit such amount in the Collection Account and, on the immediately succeeding Payment Date, shall distribute such Letter of Credit Drawing to the Noteholders exclusively in payment of the shortfall in Monthly Interest, Overdue Interest, Monthly Principal or Overdue Principal or, on the Stated Maturity Date only, in Ultimate Principal as the case may be, in accordance with Section 301 hereof. The parties hereto recognize that the making of Letter of Credit Drawings does not relieve any of the parties hereto of any obligation hereunder or under any other Document.

          (d) The Trustee shall (x) receive Letter of Credit Drawings as attorney-in-fact for each of the Noteholders and (y) disburse such Letter of Credit Drawings to the Noteholders in the following manner: (a) amounts drawn under the Letter of Credit for Monthly Interest or Overdue Interest shall be applied as set forth in clauses (ix) and (x) of Section 301 hereof and (b) amounts drawn for Monthly Principal or Overdue Principal and, on the Stated Maturity Date only, Ultimate Principal, payable shall be applied as set forth in clauses (xi) and (xii) of Section 301 hereof. The Bank shall be entitled to receive the related Letter of Credit reimbursement amount pursuant to Section 301(xiii) (from funds other than Reserve Account Payments or any Letter of Credit Drawings) hereof with respect to the Letter of Credit Drawings made by the Bank and to receive interest thereon pursuant to Section 301 (xv) hereof. The Trustee hereby agrees for the benefit of each Noteholder and for the benefit of the Bank that it recognizes, to the extent the Bank pays Letter of Credit Drawings, either directly or indirectly (as by paying through the Trustee or from the Letter of Credit Account), (i) the Trustee's first priority perfected security interest in the Collateral shall support the Bank's right to receive the related Letter of Credit reimbursement amount pursuant to Section 301(xiii) without giving effect to any Letter of Credit Drawings and (ii) the Bank shall be subrogated (but, as to the Collateral, solely in the order of priority set forth in Section 301) to the rights of the Holders of the Notes to receive distributions generated by the Mortgage Loans of principal and interest on the Instruments in accordance with the terms hereof and the flow of funds provisions of this Indenture.

          (e) The Notes will be supported by the Letter of Credit pursuant to the terms set forth therein, notwithstanding any provisions to the contrary contained in this Indenture.

          (f) If a Responsible Officer of the Trustee has actual knowledge, at any time, that there will not be a sufficient amount on deposit in the Collection Account to make all required payments of Monthly Interest, Overdue Interest, Monthly Principal, Overdue Principal or, if applicable and `on the Stated Maturity Date only, Ultimate Principal on the Notes to the Noteholders on the applicable Payment Date, the Trustee shall immediately notify the Bank or its designee by telephone, promptly confirmed in writing by overnight mail or facsimile transmission, of the amount of such deficiency.

          (g) If at any time prior to the Termination Date (as defined in the Letter of Credit), the short-term unsecured debt rating of the Bank is lowered below D-1+ by the Rating Agency (if rated by the Rating Agency), A-1+ by S&P or P-1 by Moody's, the Bank shall notify the Issuer and the Trustee of the same and within sixty days of delivering such notice, the Bank at its election shall either (i) deposit the LOC Amount available in a segregated trust account maintained by and in the name of the Trustee (the "Letter of Credit Account")
                                                   ------------------------
and all references herein to the "Letter of Credit" and drawings thereon or payments with respect thereto shall thereafter be deemed to be references to such Letter of Credit Account or (ii) replace the Letter of Credit with a substitute Letter of Credit, on the same terms and conditions as the Letter of Credit, including an identical Letter of Credit Fee and identical interest rate on reimbursement of letter of credit drawings, issued by an institution with a short-term unsecured debt rating of at least D-1+ by the Rating Agency (if rated by the Rating Agency), A-l+ from S&P, and P-1 from Moody's, and, upon the exercise by the Bank of option (ii), the obligations of the Bank under the Letter of Credit shall terminate and all references herein to the "Letter of Credit" and the "Bank" shall thereafter be deemed to be references to such replacement letter of credit and the issuer thereof. In the event the Bank chooses to exercise option (i) above, any Letter of Credit Drawings that would otherwise be made on the Bank will instead be made by the Trustee in accordance with this Indenture from amounts on deposit in the Letter of Credit Account. There shall be no drawing (as provided in this Section) from the Letter of Credit Account unless a Letter of Credit Drawing would be required under Section 303(b) on the date of such drawing if the Letter of Credit were still in effect. Any withdrawal of amounts from the Letter of Credit Account to pay Monthly Interest, Overdue Interest, Monthly Principal, Overdue Principal or, on the Stated Maturity Date only, Ultimate Principal on the Notes shall be deemed to be a Letter of Credit Drawing, reimbursable in accordance with the terms of this Indenture and the Reimbursement Agreement; provided that, notwithstanding anything to the contrary set forth herein, any amounts paid as reimbursement of any such Letter of Credit Drawings shall be deposited into and retained in the Letter of Credit Account, but, if no Indenture Event of Default has occurred and is continuing and no Collateral Liquidation has occurred, only to the extent that the amount on deposit therein is less than the LOC Amount which would be required if the Letter of Credit were still in effect. If an Indenture Event of Default has occurred and is continuing on such date or a Collateral Liquidation has occurred, any amounts in excess of that otherwise required to be deposited in the Letter of Credit Account shall be deposited into and retained in the Letter of Credit Account until drawn upon or, if no Collateral Liquidation shall have occurred and no Indenture Event of Default shall be continuing, such excess is otherwise permitted to be paid to the Bank. Upon the written direction of the Bank, the Trustee shall withdraw from the Letter of Credit Account and pay to the Bank that funded such Letter of Credit Account on each Payment Date so long as no Indenture Event of Default has occurred and is continuing on such date and no Collateral Liquidation has occurred, the amount, if any, equal to 12% of the decline in the Aggregate Instrument Principal Balance on such Payment Date from the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) (whether or not there shall have been any drawings thereon but without duplication of any reduction on account of drawings); provided, however, that the amount in the Letter of Credit Account shall not be reduced (except as a result of drawings thereunder) to an amount less than 12% of the then Aggregate Instrument Principal Balance; and, provided, further that if the amount on deposit in the Reserve Account at the close of business on any Payment Date would be less than $711,328.82 then the amount in the Letter of Credit Account shall not be reduced below $711,328.82 (except as the result of drawings thereon). Anything above to the contrary notwithstanding, the amount on deposit in the Letter of Credit Account during the Post Maturity Period, shall equal the sum of all principal and interest payments made on the Mortgage Loans during the three Collection Periods preceding the final payment on the Notes. At such time as the aggregate Note Balance for all Notes has been reduced to zero and any Post Maturity Period has elapsed, all amounts and other Property remaining in the Letter of Credit Account during the Post Maturity Period shall be paid forthwith to the Bank that funded such Letter of Credit Account upon its written request. If at any time after the exercise of option (i) above, the short-term unsecured debt rating of the Bank is raised to at least D-1+ by the Rating Agency (if the Bank is rated by the Rating Agency), A-l+ by S&P and P-1 by Moody's, the Bank shall issue a new Letter of Credit to the Trustee, on the same terms and conditions of the original Letter of Credit and the Trustee shall pay over to the Bank all Property, including interest and any other earnings on investments, then on deposit in the Letter of Credit Account.

          (h) In the event that the Bank exercises option (i) set forth in the first sentence of subsection (g) above, the Bank shall direct the Trustee in writing to invest the amounts in such segregated trust account in Eligible Investments that mature no later than the Business Day preceding the next Determination Date following the investment of such amounts. All income from investment of monies held in such account (net of any losses thereon) shall be paid to the Bank. The Trustee shall not be liable or responsible for the selection of or losses on any investments made by it pursuant to and in compliance with such instructions of the Bank pursuant to this Section 303. In the absence of such written direction, the Trustee shall invest such monies in investments meeting the criteria set forth in clause (vii) of the definition of "Eligible Investments" Any funds in the Letter of Credit Account not so invested must be fully insured by the Federal Deposit Insurance Corporation to the amount of such insurance.

          Section 304.   Collection Account.  (a) On or prior to the Closing
                         ------------------
Date, the Trustee, on behalf of the Issuer, shall establish the Collection Account to be held (together with all property therein from time to time) by and maintained with the Trustee for (i) the benefit of the Noteholders and the Bank in accordance with the terms hereof and (ii) the Issuer to the extent of its interest therein as provided in this Indenture. The Collection Account shall be held in the Trustee's corporate trust department and shall be titled as follows:
"Norwest Bank Minnesota, National Association, as Trustee for the benefit of the registered Holders of Vistana 1998-A Timeshare Mortgage Corp. 5.891% Timeshare Mortgage-Backed Notes, Series 1998-A, Class A and 6.282% Timeshare Mortgage-Backed Notes, Series 1998-A, Class B -- Collection Account". The Trustee shall make or permit withdrawals from the Collection Account only as provided in this Indenture.

          (b) The following amounts shall be deposited in the Collection Account at the times indicated below:

          (i) The Trustee shall cause the Lockbox Bank to remit from the Lockbox Account to the Collection Account in immediately available funds the aggregate amount of all payments actually made by Mortgagors with respect to the Mortgage Loans (such payments, "Actual Payments") pursuant to Section 308 hereof;

          (ii) The Issuer shall, or shall cause an Originator or the Servicer to, remit to the Trustee in immediately available funds the aggregate Mortgage Purchase Price, due and payable by the Issuer, Originator or Servicer not later than 12:00 noon New York City time on the Determination Date immediately following the date on which the Issuer, Servicer or Originator becomes obligated or elects to pay or to so cause to pay such Mortgage Purchase Price and the Trustee shall immediately deposit in the Collection Account any Mortgage Purchase Price received by it from the Issuer, any Originator or the Servicer;

          (iii) The Trustee shall deposit in immediately available funds from the Reserve Account any amount required to be deposited in the Collection Account pursuant to Section 302(b) hereof, such deposit to be made not later than the close of business on the Determination Date or such other date as required pursuant to Section 302(b) hereof;

          (iv) The Trustee shall deposit in immediately available funds an amount equal to any Letter of Credit Drawing received from the Bank or from the Letter of Credit Account, such deposit to be made immediately upon receipt of such amounts by the Trustee;

          (v)    Reserved.

          (vi) The Trustee shall deposit in immediately available funds into the Collection Account all income earned from Eligible Investments (net of investment losses), during the related Collection Period from deposits in the Collection Account and the Reserve Account, pursuant to Section 305 hereof; and

          (vii) The Issuer shall cause the Servicer to deposit an amount equal to the Mortgage Purchase Price of all Mortgage Loans purchased by the Servicer pursuant to Section 6.01 of the Servicing Agreement.

          (c) The Trustee, at the written direction of the Servicer or a subservicer, shall withdraw (no more than once per calendar week) from the Lockbox Account or the Collection Account, as the case may be, and return to the Servicer, such subservicer or the related Originator, as directed by the Servicer or such subservicer, any amounts which were mistakenly deposited by the Servicer, a subservicer or such Originator, as the case may be, in the Lockbox Account or the Collection Account, including, without limitation, amounts representing Misdirected Payments, Miscellaneous Amounts or Late Fees. Neither the Trustee nor the Back-up Servicer shall be responsible for verifying any such amounts.

          Section 305.   Investment of Monies Held in the Collection Account and
                         -------------------------------------------------------
the Reserve Account.  The Trustee shall invest any cash deposited in the
-------------------
Collection Account or the Reserve Account in such Eligible Investments as the Servicer shall direct. Each Eligible Investment (including reinvestment of the proceeds of Eligible Investments) shall be held to its maturity and shall mature not later than the next succeeding Determination Date, and, in any event, not later than one Business Day prior to the Payment Date or the Stated Maturity
Date on which the amounts invested are to be disbursed.   If the Trustee has not
received written instructions from the Servicer as to the investment of funds then on deposit in any of the aforementioned accounts, the Trustee shall invest such funds (except to the extent set forth in Section 702(c) hereof) in Eligible Investments described in clause (vii) of the definition thereof until such Determination Date provided that upon release of such Eligible Investments in accordance with
Section 701 or 702 hereof, the Trustee shall transfer such Eligible Investments into the name of the Issuer or its designee. The Trustee shall not be liable or responsible for losses on any investments made by it pursuant to and in compliance with such instructions of the Servicer. Any income, or net gain, from such investments shall be deposited into the Collection Account on the close of business on the Determination Date for distribution as Available Amounts on the next Payment Date, and any net loss of principal (determined on a month-by-month basis) resulting from such investment of the amounts in the above accounts shall be charged from funds in the Collection Account. Any funds in the Collection Account or the Reserve Account not so invested must be fully insured by the Federal Deposit Insurance Corporation to the amount of such insurance.

          Section 306.   Reports to Noteholders.  (a) Within one Business Day
                         ----------------------
after each Determination Date, the Trustee will furnish a copy of the Servicer Report due on such date to the Issuer, Rating Agency, the Bank and each Noteholder (or if such report has not been received, a written statement to such effect) together with a statement setting forth the amount on deposit in the Reserve Account and the Collection Account, in each case after giving effect to all withdrawals, applications or transfers required on the related Determination Date.

          (b) In addition, within a reasonable period of time after the end of each calendar year, the Trustee upon request will furnish to each Noteholder of record and to the Rating Agency a report as to the aggregate of amounts reported pursuant to paragraph (a) above for such calendar year or, in the event such person was a Noteholder of record during a portion of such calendar year, for the applicable portion of such year.

          (c) By January 31 of each calendar year following any year during which the Notes are outstanding, commencing January 31, 1999, the Trustee upon request will request from the Servicer and, to the extent such information is received from the Servicer, furnish to each Noteholder of record and the Rating Agency at any time during such preceding calendar year, a statement setting forth the aggregate amount of Monthly Principal, Overdue Principal, Monthly Interest and Overdue Interest paid to such Holder during the preceding calendar year.

          (d) Promptly, but in no event later than five Business Days after receipt thereof, the Trustee shall furnish to each Noteholder and the Bank a copy of all reports (other than Servicer Reports), financial statements and notices received by the Trustee pursuant to the terms of this Indenture, the Servicing Agreement or any Transfer Agreement, provided that the Trustee shall not be required to separately send to any such Person any such report, statements or notice which is specifically required to be delivered to such Person by any other Person in accordance with the provisions of any Documents.

          Section 307.   Records.  The Trustee shall cause to be kept and
                         -------
maintained adequate records pertaining to the Collection Account, the Letter of Credit Account and the Reserve Account and all disbursements therefrom. The Trustee shall file at least monthly an accounting thereof in the form of a trust statement with the Issuer, the Bank, the Noteholders and the Servicer.

          Section 308.   Lockbox Bank; Lockbox Account.  (a) The Issuer has
                         -----------------------------
established in the name of the Trustee for the benefit of the Noteholders and the Bank, a Lockbox Account with the Lockbox Bank for the receipt directly from the Mortgagors of all Actual Payments on, or in respect of, each Mortgage Loan. No Person other than the Trustee shall be permitted to have access to such Lockbox Account. On every other Business Day, all Actual Payments relating to a Mortgage Loan received in the Lockbox Account shall be deposited into the Collection Account. The Issuer acknowledges that all Actual Payments relating to a Mortgage Loan received by the Lockbox Bank and so deposited in the Lockbox Account constitute part of the Collateral. The Trustee shall, within one Business Day of receipt, deliver to the Bank all notices received by it in accordance with the Lockbox Agreement. The Trustee shall also deliver to the Bank within one Business Day after receipt thereof all copies of all media and other data provided to the Trustee pursuant to Section 2.4(c) of the Lockbox Agreement. The Issuer shall promptly deliver written notice to the Rating Agency, and deliver a true copy to the Bank and each Noteholder, of any amendment to or modification of the Lockbox Agreement.

          (b) The Trustee shall within one Business Day after receipt deposit all amounts received from the Lockbox Account into the Collection Account.

          (c) With respect to the Trustee's rights and obligations under the Lockbox Agreement, the Trustee shall (i) make and deliver the Remittance Certificate (as defined in the Lockbox Agreement) only in accordance with the provisions hereof, and (ii) neither terminate the Lockbox Agreement, remove the Lockbox Bank, appoint a successor Lockbox Bank nor enter into a new lockbox agreement with another entity without the prior written consent of the Bank, the Class A Majority, and the Class B Majority (and the Trustee shall deliver contemporaneous written notice of such action to the Rating Agency).

          (d) In the event that the Lockbox Bank resigns from its duties under the Lockbox Agreement and no successor Lockbox Bank has been appointed and has accepted appointment within sixty (60) days after the giving of such notice of resignation, the Issuer shall petition a court of competent jurisdiction for the appointment of a successor Lockbox Bank.

           Section 309.  Securities Account.
                         ------------------

          (a) Notwithstanding any other provision of this Indenture, with respect to each of the Securities Accounts, Norwest Bank Minnesota, National Association, as the Securities Intermediary, hereby agrees that it will comply with Entitlement Orders delivered by the Trustee without the need for any consent by the Issuer.

          (b) Each of the Issuer, the Securities Intermediary, and the Trustee intends that the provisions of this Section will give (to the extent that the other provisions of this Indenture do not otherwise give) the Trustee "control" over the Securities Accounts within the meaning of Article 8 of the UCC.

          Section 310.   Securities Intermediary.  With respect to the Account
                         -----------------------
Property credited to any Securities Account, the Securities Intermediary agrees that:

          A. with respect to any Account Property that is held in Securities Accounts, each such Securities Account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

          B. each Securities Account shall be invested only in cash or Eligible Investments which the Securities Intermediary (or other eligible institution maintaining such Securities Account) agrees to treat as Financial Assets; and

          C. any such Account Property that is a Financial Asset shall be credited to an account in the name of the Securities Intermediary pursuant to this Indenture in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary establishes a Security Entitlement with respect thereto over which the Trustee has Control.

          (ii) Norwest Bank Minnesota, National Association, as the Securities Intermediary, hereby confirms with respect to all Securities Accounts subject hereto that (A) each of the Securities Accounts is or will be a Securities Account and shall, subject to the terms of this Indenture, treat the Trustee as entitled to exercise the rights that are attendant to any Financial Asset credited to such account, (B) all Account Property in respect of any such Securities Account established pursuant to this Indenture will be promptly credited by the Securities Intermediary to such Securities Account, and (C) all securities, Securities Entitlements or other property underlying any Financial Assets credited to such Securities Account shall be held in accordance with the customary procedures of such Securities Intermediary for holding similar property and in no case will any Financial Asset credited to such Securities Account be registered in the name of the Issuer, payable to the order of the Issuer or specially endorsed to the Issuer except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

          (iii) Norwest Bank Minnesota, National Association, as the Securities Intermediary, hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Securities Account shall be treated as a Financial Asset.

          (iv) If at any time Norwest Bank Minnesota, National Association, as the Securities Intermediary, shall receive any order from the Trustee directing transfer or redemption of any Financial Asset relating to any Securities Account established pursuant to the terms of this Indenture and any Supplement hereto, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer or any other Person. If at any time the Trustee notifies the Securities Intermediary in writing that this Indenture has been terminated in accordance with the provisions hereof and the security interest granted hereunder has been released, then thereafter if the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to each Securities Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Trustee or any other Person.

          (v) In the event that Norwest Bank Minnesota, National Association (in its individual capacity) has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Securities Account established pursuant to the terms of this Indenture, or any Financial Asset credited thereto, Norwest Bank Minnesota, National Association hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The Financial Assets credited to any Securities Account established pursuant to the terms of this Indenture will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person (except that Norwest Bank Minnesota, National Association, in its capacity as Securities Intermediary, may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of such Securities Account, and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          (vi) There are no other agreements entered into between Norwest Bank Minnesota, National Association, as a Securities Intermediary, in such capacity and the Issuer with respect to any Securities Account established pursuant to the terms of this Indenture and any Supplement hereto. In the event of any conflict between this Indenture (or any provision of this Indenture) and any other agreement now existing or hereafter entered into, the terms of this Indenture shall prevail.

          (vii) The rights and powers granted herein to the Securities Intermediary that have been granted in order to perfect the Trustee's security interest in each Securities Account created pursuant to this Indenture and the Security Entitlements to the Financial Assets credited thereto are powers coupled with an interest and will neither be affected by the bankruptcy of the Issuer nor by the lapse of time. The obligations of Norwest Bank Minnesota, National Association, as the Securities Intermediary hereunder, shall continue in effect until the security interest of the Trustee in each Securities Account created pursuant to this Indenture and such Security Entitlements related thereto has been terminated pursuant to the terms of this Indenture and the Trustee has notified the Securities Intermediary of such termination in writing, which the Trustee shall do so promptly.

          (viii) Notwithstanding anything else contained herein, the Issuer agrees that each Securities Account will be established only with the Securities Intermediary or another institution (to which the Trustee and the Bank shall have consented in writing in advance) which agrees substantially as follows: (i) it will comply with Entitlement Orders related to such account issued by the Trustee without further consent by the Issuer; (ii) until termination of the Indenture, it will not enter into any other agreement related to such account pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Trustee; and
     (iii) all assets delivered or credited to it in connection with such account and all investments thereof will be promptly credited to such account.

          Section 311.   Trustee's Covenants as Secured Party in the Security
                         ----------------------------------------------------
Accounts.  In the event that a Servicer under the Documents resigns or is
--------
terminated pursuant to the terms of the Servicing Agreement or if either a Servicer Event of Default an Indenture Event of Default occurs, the Trustee shall promptly deliver to the Securities Intermediary a Notice of Sole Control, in accordance with the terms of the Securities Account Control Agreement.

          Section 312.   Trustee's Covenants as Bailee under the Custodial
                         -------------------------------------------------
Agreement.  (a) With respect to the Trustee's rights and obligations under the
----------
Custodial Agreement, the Trustee shall (i) comply with the Bank's directions to the Trustee to request insurance certificates in accordance with the provisions of Section 2.1(k) of the Custodial Agreement and (ii) neither terminate the Custodial Agreement, remove the Custodian nor appoint a successor custodian as set forth in Section 2.4(b) of the Custodial Agreement without the prior written consent of the Bank, the Class A Majority and the Class B Majority. The Issuer shall promptly deliver written notice to the Rating Agency, and deliver one true copy to the Bank and each Noteholder, of any amendment to or modification of the Custodial Agreement. In the event that the Custodian resigns from its duties under the Custodial Agreement and no successor Custodian has been appointed and has accepted appointment within 60 days after the giving of such notice of resignation, the Issuer shall petition a court of competent jurisdiction for the appointment of a successor Custodian.

          Section 313.   Failure of Servicer to Deliver Servicer Report.  In the
                         -----------------------------------------------
event that the Trustee has not received the Servicer Report by the end of the Business Day immediately preceding any related Payment Date, the Trustee shall without further direction apply, to the extent necessary, funds in the Collection Account and the Reserve Account to the payment of the amounts due on such Payment Date in accordance with clauses (i) (other than the investment income payment thereunder), (ii), (iii) (if notice of such amount is transmitted in writing by the Custodian to the Trustee prior to such Payment Date), (iv),
(v), (vi) (if written notice of such amount is transmitted in writing by the Servicer to the Trustee prior to such Payment Date), (vii), (viii), (ix) and (x) of Section 301 hereof. Except as provided for in the preceding sentence, all amounts in the Collection Account and the Reserve Account shall be applied by the Trustee in accordance with a Servicer Report. Upon receipt of any late Servicer Report the Trustee shall promptly, but not later than one Business Day after receipt of such Servicer Report, take all action, including making transfers from the Reserve Account and Letter of Credit Drawings as the Trustee would have made under this Indenture if the Servicer Report had been received on the Determination Date, and if the related Payment Date shall have passed, the Trustee, not later than three Business Days after receipt of such Servicer Report, shall distribute in accordance with Section 301 amounts (not already disbursed on the related Payment Date) that would have been paid on such date if such Servicer Report had been timely received.

                                  ARTICLE IV

                                  COLLATERAL

          Section 401.   Collateral.  The Notes and the Obligations of the
                         ----------
Issuer hereunder shall be limited-recourse obligations of the Issuer as provided in Section 203 hereof. The Noteholders shall also have the benefit of, and the Notes shall be secured by and additionally be payable from all of the Issuer's right, title and interest in, to and under the following (collectively, except as set forth in the next paragraph, the "Collateral"):
                                         ----------

          (a) Each original, executed Instrument and the related Mortgage Loan (including each Substitute Mortgage Loan, if any) evidencing the indebtedness of a Mortgagor and arising from the sale of a Timeshare Interest by an Originator to such Mortgagor, which Instrument together with all related mortgage collateral has been sold or transferred by such Originator to the Issuer, and all payments due or to become due thereon or thereunder, (b) the Servicing Agreement and under each Transfer Agreement, (c) the Documents, (d) any interest rate swap agreement pertaining to the Mortgage Loan Coupon Rates that are related to Instruments, (e) the Lockbox Account, the Collection Account, Reserve Account, the Letter of Credit Account and any other account established pursuant to this Indenture and all amounts from time to time deposited therein, and all Eligible Investments (including amounts constituting the Trustee's Fee and earnings thereon, net of investment losses) made with respect to all such accounts, (f) all products, income and proceeds from any of the foregoing and
(g) any and all other Property and assets which from time to time are Granted by the Issuer as security for the Performance of the Obligations of the Issuer.

          Notwithstanding the foregoing, the Collateral shall not include any of the following, each of which shall automatically be released from the lien of this Indenture: (i) any Mortgage Loan, the other related items of Property and the income thereon and proceeds thereof, all of which have been released from the security interest of this Indenture in accordance with the provisions of
Section 405 or Article VII hereof; and (ii) any amount properly distributed to a Person pursuant to Sections 301 or 302 hereof or properly retained by the Servicer or a subservicer in accordance with the provisions of the Servicing Agreement.

          Section 402.   Grant of Security Interest.  (a) To secure the (i)
                         --------------------------
payment of the Monthly Principal, Overdue Principal, Monthly Interest, Overdue Interest and Ultimate Principal on the Notes and any other cost or pecuniary liability of the Issuer relating to the Notes and any and all other Documents and (ii) performance and observance of all covenants, obligations, terms and conditions of the Issuer under the Notes and any and all other Documents (clauses (i) and (ii) collectively, the "Obligations"), the Issuer hereby
                                         -----------
presently, irrevocably and unconditionally conveys, assigns and pledges to the Trustee, and grants the Trustee a security interest in and to, all of the Issuer's right, title and interest in and to the Collateral.

          (b) The Trustee does not assume, and shall have no liability to perform, any of the Issuer's obligations under the Servicing Agreement or any other agreement included in the Collateral and shall have no liability arising from the failure of the Issuer to duly perform any of such obligations.

          Section 403.   Mortgage Documents.  The Issuer, concurrently with the
                         ------------------
execution and delivery hereof, shall cause the Mortgage Documents for each of the Mortgage Loans to be delivered to and deposited with the Custodian, as custodian and bailee for the Trustee on behalf of the Noteholders and the Bank.

          Section 404.   Pro Rata Interest.  The Trustee acknowledges that,
                         -----------------
subject to the priorities of distribution set forth in Section 301 hereof, the Collateral shall be for the use and benefit of the Bank and all present and future bona fide Noteholders.

          Section 405.   Release of Security Interest.  (a) The Trustee, at the
                         ----------------------------
written direction of the Servicer, shall release from the security interest created pursuant to the terms of this Indenture, any Mortgage Loan and Mortgage Loan File directly related thereto (1) for which (and to the extent that) the Mortgage Purchase Price has been deposited in the Collection Account in accordance with the provisions of Section 304 hereof, or (2) upon payment in full of all principal and interest due, and other amounts payable, under such Mortgage Loan pursuant to the terms of such Mortgage Loan or (3) for which a Substitute Mortgage Loan has been provided. In effectuating such release, the Trustee shall be entitled to rely in good faith on a certificate of the Servicer identifying each Mortgage Loan or other items of Collateral to be released from this Indenture in accordance with the provisions of this Section 405.

          (b) The Trustee will, promptly upon receipt of such certificate from the Servicer and at the Issuer's expense, execute and deliver to the Issuer, the related Originator, the Servicer or subservicer, as appropriate, a non-recourse certificate of release substantially in the form of Exhibit D hereto and such additional documents and instruments as that Person may reasonably request to evidence the termination and release from the Lien of this Indenture of such Mortgage Loan, the other related items of Collateral and the income thereon and proceeds thereof.

                                   ARTICLE V

                         SPECIAL PROVISIONS REGARDING
                                  COLLATERAL

          Section 501.   Administration of Collateral.  (a) The Trustee hereby
                         ----------------------------
acknowledges the appointment by the Issuer of the Servicer and the Custodian to service and administer the Collateral in accordance with the provisions of the Servicing Agreement and the Custodial Agreement, respectively, and agrees to provide the Servicer or the Custodian with such documentation in its possession, and to take all such actions, as the Servicer or a subservicer or the Custodian may reasonably request, in accordance with the provisions of the Servicing Agreement and the Custodial Agreement.

          (b) (i)    The Trustee shall immediately notify the Noteholders, the
Rating Agency and the Bank in writing of any Servicer Event of Default of which it has Knowledge (each such notice a "Servicer Termination Event Notice").
                                      ---------------------------------
After the Trustee delivers such Servicer Termination Event Notice, then so long as such Servicer Event of Default shall not have been remedied, the Servicer shall remain as Servicer unless and until (x) in accordance with the Servicing Agreement, (i) a new Servicer reasonably acceptable to, the Class A Majority, the Class B Majority, the Rating Agency, the Bank and the Issuer, and such successor Servicer enters into a servicing agreement in form and substance satisfactory to the Trustee, the Class A Majority, the Class B Majority, the Bank and the Issuer, which contains an assumption by such successor Servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under the Servicing Agreement from and after the date of assumption and (ii) the Trustee, the Class A Majority, the Class B Majority, the Rating Agency and the Bank consent to the assumption of the duties, obligations and liabilities of the Servicer under the Servicing Agreement by such successor Servicer, such consent not to be unreasonably withheld, unless, (y) at the written direction of the Bank or a Majority of Holders, the Trustee shall, without further action, succeed in all respects to the Servicer under the Servicing Agreement (unless and until a successor Servicer reasonably acceptable to the Bank, the Rating Agency, the Class A Majority, the Class B Majority and the Issuer has been selected and qualified) and be subject to all of the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions thereof; provided, however, that the Trustee shall not be liable for any acts or omissions of the outgoing Servicer or for any breach by the outgoing Servicer of any of its representations and warranties contained in the Servicing Agreement and shall not be required to make any Servicer Advance if such Servicer Advance would be prohibited by applicable law and provided further, that nothing contained herein shall prohibit the Trustee, in its capacity as successor Servicer, from assigning (with the prior written consent of the Bank, the Rating Agency, the Issuer, the Class A Majority and the Class B Majority) its obligations as Servicer to a Person whose regular business includes the servicing of receivables and instruments of a nature similar to the Mortgage Loans. As compensation for acting as Servicer, the Trustee shall be entitled to such Servicer Fees and other compensation (whether payable out of the Lockbox Account, Collection Account or otherwise) as the Servicer would have been entitled to under the Servicing Agreement and this Indenture if no such Servicer Termination Event Notice had been given. The Issuer shall promptly reimburse the Trustee for all Transition Costs incurred in connection with any assumption by the Trustee of responsibilities of the successor Servicer. Notwithstanding the above, if the Trustee shall have become the successor Servicer and at any time thereafter shall be incapable or legally prohibited from performing the duties of Servicer, the Trustee shall, prior to appointing a successor Servicer or petitioning a court to appoint a successor Servicer pursuant to this Section, give notice to the Bank, the Rating Agency, the Issuer and each Noteholder of such incapacity or legal prohibition and the Bank shall have the sole right, during the sixty days immediately succeeding receipt of such notice, to appoint a successor Servicer acceptable to the Issuer and Class A Majority and the Class B Majority. If the Bank is unable to locate and qualify a successor Servicer within such sixty day period, then the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established financial institution acceptable to the Bank, the Rating Agency, the Issuer, the Class A Majority and the Class B Majority, having a net worth of not less than $10,000,000 and whose regular business includes the servicing of receivables of a similar nature to the Mortgage Loans, as the successor of all of the responsibilities, duties or liabilities of the Trustee as Servicer under the Servicing Agreement. In the event that the Trustee becomes the successor Servicer, the Trustee shall continue to fulfill its duties and responsibilities as successor Servicer until such time as its successor, if any, acceptable to Issuer, the Bank, the Class A Majority and the Class B Majority is appointed and has assumed such responsibilities. In connection with such appointment and assumption, the Trustee may, with the written consent of the Bank, the Issuer, and the Class A Majority and the Class B Majority, make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Trustee and such successor shall agree; provided, however, that no such revised compensation shall be in excess of the Servicer Fee permitted the Servicer under the Servicing Agreement and the arrangement for reimbursement of expenses shall be no more favorable than that set forth in the Servicing Agreement unless (i) the Bank, the Class A Majority, the Class B Majority, and the Issuer shall approve such higher amounts or (ii) the Issuer, the outgoing Servicer or the Bank shall agree to pay, out of its own funds, the successor Servicer any such excess compensation and reimbursement; provided, further, that in no event shall the Trustee be liable to any successor Servicer for the Servicer Fee or any additional amounts (including expenses) payable to such successor Servicer, either pursuant to the Servicing Agreement or otherwise. The Trustee and such successor shall take such action, consistent with the Servicing Agreement, as shall be necessary to effectuate any such succession. Upon the resignation or termination of the Servicer, such outgoing Servicer shall deliver to the successor Servicer all documents, statements, records, funds and accounts held by it under the Servicing Agreement and shall execute and deliver such instruments and do such other things as may be reasonably required to fully transfer its rights, powers, duties and obligations.

          (ii) Notwithstanding the preceding provisions of this Section 501(b), the Issuer shall have no rights hereunder to consent to or accept any successor Servicer, or the arrangements under which such successor Servicer shall serve (other than increased Servicer compensation), if either the Servicer being replaced or any previous Servicer was (x) an Affiliate of Vistana and (y) was terminated as a result of a Servicer Event of Default.

          (c) In the event that the Servicer resigns or is removed, until a successor Servicer is appointed in accordance with the terms and conditions of this Indenture and the Servicing Agreement, the Trustee hereby agrees to act as the temporary successor Servicer as required or requested pursuant to the terms of the preceding paragraph or the Servicing Agreement and to receive all documents, statements, records, funds and accounts held by the outgoing Servicer pursuant to such outgoing Servicer's duties under the Documents as may be necessary or prudent to act as temporary successor Servicer.

          (d) In anticipation of any possible resignation or termination of the initial Servicer or any other Servicer under the Servicing Agreement, the Trustee hereby agrees, in exchange for and in consideration of the Back-up Servicing Fee, until such time as the Lien of the Indenture is released pursuant to the Documents, to serve as back-up Servicer (the "Back-up Servicer") and
                                                     ----------------
perform the following functions:

          (i) confirm in writing to the Bank and the initial Holders on or prior to the Closing Date that the data format of the Servicer was, in the reasonable business judgment of the Trustee in its capacity as the Back-up Servicer, of acceptable quality to it and that such format was in accordance with the Servicing Standards,

          (ii) receive each Servicer Report and each monthly Servicer data tape, and, in the event of a resignation or termination of any Servicer (other than the Trustee itself) under the Documents, review each such Servicer Report and data tape as well as the departing Servicer's collection systems, procedures and servicing transition plan, and

          (iii) take all other actions as reasonably necessary to enable it to assume its duties as successor Servicer in a prompt manner and cooperate with any other successor Servicer in its assumption of the duties of the Servicer, including delivering a copy of each Servicer Report it has received to such successor Servicer.

          (e) Upon obtaining actual knowledge, or the receipt of notice, by the Trustee of a breach of any representations, warranties or covenants by either Originator under the applicable Transfer Agreement, including notification of any such breach by the Bank, and upon failure of the Servicer or the Issuer to enforce any ensuing purchase or repurchase obligation in accordance with the next succeeding sentence, the Trustee shall enforce such obligation under the applicable agreement. Upon the request of the Trustee or the Bank, the Issuer shall enforce, or shall cause the Servicer to enforce, any such purchase or repurchase obligations, and cause to be deposited in the Collection Account in accordance with the provisions of Section 304(b) hereof, the Mortgage Purchase Price received from, or on behalf of, the applicable Originator with respect to such purchase or repurchase obligation.

          Section 502.   Payments of Collateral.  If the Issuer shall receive
                         ----------------------
from any Mortgagor or any other Person any payments with respect to the Collateral (to the extent such Collateral has not been released from the Lien of this Indenture in accordance with Section 405 hereof), the Issuer shall receive such payment in trust for the Trustee, as secured party hereunder, and subject to the Trustee's security interest and shall within two Business Days transmit and deliver such payment to the Lockbox Account to be held in accordance with the terms hereof.

                                  ARTICLE VI

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          For so long as any Obligation of the Issuer under this Indenture and the Notes is outstanding:

          Section 601.   Representations and Warranties of the Issuer.  The
                         --------------------------------------------
Issuer hereby represents and warrants to the Trustee, the Noteholders and the Bank, and upon which the Issuer understands and agrees that the Noteholders and the Bank are relying in their purchase of Notes or issuance of the Letter of Credit, on the Closing Date (provided that any representation or warranty limited by its terms to a specific date shall be so limited):

          (a) Special Purpose Entity.  The Issuer is a Special Purpose Entity.
              ----------------------

          (b) Collateral.  As of the Closing Date, it has good title to, and is
              ----------
the sole owner of, the Collateral, free and clear from any Lien, except for the rights of the Mortgagors under the Mortgage Loans and the Lien of the Trustee under this Indenture and has not assigned to any Person other than the Trustee any of its right, title or interest in the Collateral. The Issuer covenants and agrees to warrant and forever defend the title to the Collateral against the claims and demands of any Person (other than the Trustee or any Person claiming through the Trustee, including the Bank and the Noteholders), whether now or hereafter arising, and hereby grants the Trustee full power and authority to take all actions as the Trustee deems necessary or advisable to effectuate this sentence. The Issuer will promptly deliver to the Trustee (or its Custodian) any Instrument evidencing a Mortgage Loan within two Business Days after the receipt thereof, appropriately and duly endorsed to the order of the Trustee, and in a manner that satisfies all requirements of endorsement and assignment, in order to transfer all right, title and interest of the Issuer in each such Instrument, as further security for payment and performance in full of the Obligations. The Issuer will cause this Indenture to constitute a valid first-priority perfected security interest in the Collateral at all times.

          (c) Ownership; Names; Address. The Parent is the sole legal and
              -------------------------
beneficial owner of the Issuer and owns 100% of the issued stock thereof. The legal names of the Issuer and the Parent are as set forth in this Indenture. The Issuer has not operated under any other names. The Issuer does not have any trade names, fictitious names, assumed names or "doing business as" names. The principal place of business and chief executive office of the Issuer are as set forth in Section 1307 hereof and there are no such other locations.

          (d) Organization and Good Standing.  The Issuer is a corporation that
              ------------------------------
has been duly organized and is validly existing and in good standing under the laws of Delaware, and has the power to own its assets and to engage in the activities in which it is presently engaged and is duly qualified and in good standing under the laws of each jurisdiction where its ownership of property or the conduct of its activities requires such qualification, if the failure to so qualify would have a Material Adverse Effect. The Issuer has no subsidiaries.

          (e) Due Execution.  The Issuer Documents, other than the Notes, have
              -------------
been duly executed and delivered by the Issuer, and the Notes, when issued in accordance with the terms of the Note Purchase Agreement and of this Indenture, will have been duly executed and delivered.

          (f) Power and Authority.  The Issuer has the legal right, power and
              -------------------
authority to execute, deliver and perform its obligations under this Indenture and the other Issuer Documents and carry out their terms and to Grant the Security Interest in the Collateral to the Trustee; and the execution, delivery and performance of this Indenture and the other Issuer Documents have been duly authorized by the Issuer by all necessary action.

          (g) Binding Obligation.  Each of the Issuer Documents (other than the
              ------------------
Notes), assuming due authorization, execution and delivery by the other parties thereto, constitutes, and the Notes, when issued and authenticated in accordance with the terms of the Note Purchase Agreement and of this Indenture, will constitute, a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except that such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (h) No Violation.  The consummation of the transactions contemplated
              ------------
by this Indenture and the other Issuer Documents and the fulfillment of the terms hereof and thereof shall not conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the organizational documents of the Issuer or any Originator, or any Instrument, Mortgage, Timeshare Declaration or any indenture, agreement, deed of trust, commitment letter, funding arrangement with any lending institution or investment bank or other instrument to which the Issuer is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its Properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, commitment letter, funding arrangement with any lending institution or investment bank or other instrument (other than this Indenture); nor violate any law, order, rule or regulation applicable to the Issuer of any Governmental Authority having jurisdiction over the Issuer or its Properties.

          (i) Consents.  No approval, authorization, consent, or other actions
              --------
of any other Person under any agreement, contract, lease or license or similar document or instrument to which Issuer is a party or by which Issuer is bound, is required to be obtained by Issuer in order to make or consummate the transactions contemplated under the Documents which has not been obtained on or prior to the Closing Date. All consents, orders and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Issuer in order to make or consummate the transactions contemplated under this Indenture and the other Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect on or prior to the Closing Date.

          (j) No Proceedings.  There are no Proceedings or investigations to
              --------------
which the Issuer, or any Affiliate of the Issuer, is a party pending or, to the Issuer's Knowledge, threatened before any Governmental Authority or threatened by others and no injunctions, writs, restraining orders of any nature having jurisdiction over the Issuer or its Properties: (A) asserting the invalidity of this Indenture or the other Documents; (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or the other Documents; or (C) seeking any determination or ruling that might have a Material Adverse Effect. There are no Proceedings pending or, to the best of the Issuer's Knowledge, threatened before any Governmental Authority involving the Timeshare Projects that will cause a Material Adverse Effect.

           (k)   Solvent.  The Issuer is Solvent.
                 -------

           (l)   Representations.  The representations and warranties made by
                 ---------------
the Issuer contained in the Documents to which the Issuer is a party are true and correct in all material respects as of the date when made. The Servicer, the Trustee, the Bank and the Noteholders may rely on such representations and warranties to the same extent as if such representations and warranties were set forth by the Issuer herein.

           (m)   Nonconsolidation.  The Issuer is operated in such a manner
                 ----------------
that it would not be substantively consolidated with Vistana, the Servicer, any of the Originators or the Parent, in accordance with applicable bankruptcy or insolvency laws, and in such a manner that the separate existence of the Issuer would not be disregarded in the event of a bankruptcy or insolvency of Vistana, the Servicer, any of the Originators or the Parent, and in such regard, among other things:

           (i) The Issuer maintains, and will continue to maintain, management over its daily business affairs independent from that of, and free of any undue or excessive control exercised by, Vistana, the Servicer, any of the Originators or the Parent in any day-to-day management of the Issuer; provided, however, that nothing contained in this clause (i) shall prohibit VCH Portfolio Services, Inc. from acting as Servicer pursuant to the terms of the Servicing Agreement;

           (ii) the Parent maintains a separate business office from the Issuer;

           (iii) all business correspondence of the Issuer and other communications are conducted in the Issuer's own name and on its own stationery; and

           (iv) the Issuer does not act as an agent of Vistana, the Servicer, any Originator or the Parent in any capacity and neither Vistana, the Servicer, any Originator nor the Parent thereof acts as agent for the Issuer, but instead presents itself to the public as a corporation separate from the Issuer; provided that VCH Portfolio Services, Inc. may act as the Servicer under the Servicing Agreement.

           (n)   Security Interest.  At all times, the Trustee will have a
                 -----------------
valid, first-priority perfected Security Interest in the Collateral prior to all other Liens subject to Permitted Encumbrances. The Issuer has marked its books and records to reflect (a) each assignment and transfer of each Mortgage Loan, the related Instrument and a security interest in the related Collateral subject thereto from the appropriate Originator and (b) the Security Interest of the Trustee in such Collateral, including the Mortgage Loans.

          (o) No Other Security Interests.  No Security Interest (other than the
              ---------------------------
Security Interest granted to the Trustee hereunder, or as may be conveyed to the Issuer pursuant to either Transfer Agreement) has been or will be granted by any Vistana Transaction Entity or Vistana with respect to any component or part of the Collateral that has not been released pursuant to a legal, valid and binding release of the party releasing such Security Interest.

          (p) Correct Copies.  The Instruments and each other Mortgage Document
              --------------
related thereto have been delivered by Issuer to Custodian, as bailee on behalf of the Trustee, and are true and correct originals of such documents (in all material respects), each of which is in full force and effect and has not been amended, modified or terminated in any respect other than such amendments, modifications or terminations as have been previously and explicitly approved by Trustee in writing.

          (q) No Defaults.  No payment under an Instrument is more than sixty
              -----------
(60) days past due as of the Cut-off Date pursuant to the terms of such Instrument.

          (r) Notices of Defaults.  None of Vistana, any Originator, the Parent
              -------------------
or the Servicer has notified Issuer, directly or indirectly, that any Originator or Servicer is in default under any of its obligations under or with respect to any Instrument or Mortgage which is part of the Collateral as of the Closing Date.

          (s) No Set-Offs.  To the Knowledge of the Issuer, there are no
              -----------
setoffs, counterclaims, or defenses on the part of any Mortgagor to pay any amounts due under any Instrument related to it.

          (t) Margin Stock.  The Issuer does not own any "margin security", as
              ------------
that term is defined in Regulations T, U and X of the Federal Reserve Board, and the proceeds of the Notes under this Indenture will be used only for the purposes contemplated hereunder. None of the proceeds of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any such "margin security" or for any other purpose which might cause the Notes to be considered "purpose credit(s)" within the meaning of Regulations T, U and X of the Federal Reserve Board. The Issuer will not take or permit any agent acting on its behalf to take any action which might cause this Indenture or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

          (u) Taxes.  All federal, state, local and foreign tax returns, reports
              -----
and statements required to be filed by Issuer have been filed with the appropriate Governmental Authority except where failure to file will not have any Material Adverse Effect, and all material charges and other impositions shown thereon to be due and payable by Issuer have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof other than those charges that the Issuer is protesting in good faith and has set aside adequate reserves therefore in accordance with GAAP. The Issuer has paid when due and payable all material charges upon the books of the Issuer and no Government Authority has asserted any Lien against the Issuer with respect to unpaid charges. Proper and accurate amounts have been withheld by the Issuer from any employees for all periods in full and complete compliance (other than such non-compliance that shall not have any Material Adverse Effect) with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Any taxes, fees and other governmental charges payable by the Issuer in connection with the execution and delivery of the Issuer Documents, the pledge of the Collateral to the Trustee, and the execution, delivery and sale of the Notes, have been paid.

          (v) ERISA.  The Issuer and each of its ERISA Affiliates are in
              -----
compliance in all respects with the applicable provisions of ERISA and the regulations, thereunder other than non-compliance which would not in the aggregate have a Material Adverse Effect. No Reportable Event has occurred with respect to any Plan administered by the Issuer or any ERISA Affiliate or any administrator designated by the Issuer or any ERISA affiliate. With respect to each such Plan: (i) no such Plan which is subject to section 302 of ERISA or section 412 of the Code has incurred any "accumulated funding deficiency" (as defined in either such section), whether or not waived; (ii) the Issuer has complied with and each such Plan conforms to all applicable laws and regulations, including but not limited to ERISA and the Code other than non-compliance which would not in the aggregate have a Material Adverse Effect;
(iii) each such Plan which is a pension plan intended to qualify under section 401(a) or 403(a) of the Code has received a favorable determination letter form the Internal Revenue Service with respect to such qualification, its related trust has been determined to be exempt from taxation under section 501(a) of the Code and nothing has occurred since the date of such letter that would adversely affect such qualification or exemption in a manner that would have a Material Adverse Effect; and (iv) there are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of the Issuer or any ERISA Affiliate, threatened with respect to any Plan or against the assets of any Plan which would have a Material Adverse Effect. Neither the Issuer nor any ERISA Affiliate nor any Plan administered by the Issuer or any ERISA Affiliate has engaged in any Prohibited Transaction within the meaning of section 406 of ERISA and section 4975 of the Code for which the Issuer or any ERISA Affiliate of may incur liability.

          (w) Securities Law. Neither the Issuer, directly or indirectly, nor
              --------------
anyone acting on its behalf (including, but not limited to, the Placement Agent) has offered any Note or any part thereof for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Note within the provisions of Section 5 of the Securities Act of 1933, as amended. The Issuer is neither an "investment company" nor a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. This Indenture need not be qualified as an "indenture" pursuant to the terms of the Trust Indenture Act, as amended. To the extent the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be deemed to apply to the Notes, none of the
      ------------
transactions contemplated in the Issuer Documents (including, without limitation thereof, the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto.

          (x) Compliance with Law.  The Issuer has complied with all applicable
              -------------------
laws and regulations, including, without limitation, all federal and state laws and regulations of all of the states in which each of the Timeshare Projects relating to any component, as of the applicable Transfer Date, of the Collateral are located and all other governmental jurisdictions in which such Timeshare

Projects are located or in which Timeshare Interests relating thereto have been or are being sold or offered for sale, other than any noncompliance that shall not have a Material Adverse Effect.

          (y)  Endorsement.  Each Instrument pledged to the Trustee hereunder
               -----------
has been duly endorsed by the Issuer to such Trustee and in a manner that satisfies all requirements of endorsement and assignment, in order to transfer all right, title and interest of the Issuer in each such Instrument.

          (z)  Omissions and Statements.  The Private Placement Memorandum, the
               ------------------------
certificates to opinions described in Section 7(d) and (e) of the Note Purchase Agreement and the other documents requested by and delivered to the initial Noteholders and identified on Schedule III to the Note Purchase Agreement, do not contain any untrue statement of any material fact or omit to state a fact
                                    ---
which has or will have a Material Adverse Effect; provided, however, that this representation shall not be deemed to be made with respect to any information regarding Persons not affiliated with Vistana (the "Other Party Information") but provided further, that no Person affiliated with Issuer has actual knowledge that any of the Other Party Information contains an untrue statement of material fact or omits to state a fact which has or will have a Material Adverse Effect.

          (aa) No Indebtedness.  Issuer is not in default of any payment on
               ---------------
account of Indebtedness or in violation of or in default under any material term in any agreement, order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it is bound.

          (bb) No Injunctions.  There is no injunction, writ, restraining order
               --------------
or other order of any nature outstanding that will have a Material Adverse
Effect.

          (cc) Inspection.  The Issuer agrees and warrants that Trustee's or the
               ----------
Custodian's examination, inspection, or receipt of information pertaining to the Collateral or the Timeshare Projects shall not in any way be deemed to reduce the full scope and protection of the warranties, representations and Obligations contained in this Indenture.

          (dd) Foreign Mortgagors.  Not more than five percent (5%) of the
               ------------------
Initial Aggregate Instrument Principal Balance arose from Mortgage Loans of which the Mortgagor is a resident of any single nation other than the United States (including Puerto Rico, U.S. Virgin Islands and Guam). Not more than twenty-three percent (23%) of the Initial Aggregate Instrument Principal Balance was obligated to be paid by Foreign Mortgagors, and all Instruments are payable in U.S. Dollars.

          (ee) Purchase Treatment.  The Issuer will mark the transfer of
               ------------------
Instruments to it as a purchase, not a loan, on its books and records for tax and accounting reporting purposes.

          (ff) Year 2000 Representation.  The Issuer has reviewed, or will
               ------------------------
expeditiously review, its operations as well as the operations of each Vistana Transaction Entity with a view to assessing whether its businesses will be vulnerable to a Year 2000 Problem or will be vulnerable to the effects of a Year 2000 Problem suffered by any of its major commercial counter-parties. The

Issuer represents and warrants that each of the Vistana Transaction Entities has a reasonable basis to believe that no Year 2000 Problem will cause a Material Adverse Effect.

          (gg) Survival of Representations and Warranties.  Until payment and
               ------------------------------------------
Performance in full of the Obligations, the representations and warranties contained herein shall have a continuing effect as having been true as of the date when made.

          (hh) Supplemental Nature of Article VI; Effect of Breach.  The
               ---------------------------------------------------
representations, warranties and covenants contained in this Article VI are in addition to, and not in derogation of, the representations, warranties and covenants contained elsewhere in the Documents and shall be deemed to be made and reaffirmed on each Transfer Date with respect to the Mortgage Loans, Instruments and related property substituted on such date, provided that, when specifically referencing Instruments, reaffirmation shall be made only with respect to all of the Instruments being sold, transferred, conveyed or assigned upon such Transfer Date, and provided, further, that if such representation, warranty or covenant relates to an Instrument that constitutes a Defaulted Instrument and Issuer replaces or substitutes the affected Mortgage Loan in accordance with the terms of this Indenture, no Indenture Event of Default shall occur hereunder.

          Section 602.   Affirmative Covenants of the Issuer.  The Issuer hereby
                         -----------------------------------
agrees that, until full, complete and indefeasible payment and performance of the Obligations, unless the Trustee shall otherwise consent in writing, Issuer shall do or cause to have done all of the following:

          (a)  Special Purpose Entity.  The Issuer at all times shall remain a
               ----------------------
Special Purpose Entity.

          (b)  Reserved.

          (c)  Principal Place of Business.  The Issuer shall give Trustee at
               ---------------------------
least 30 days' prior written notice of any change in the location of its or any Originator's principal place of business, chief executive office or the place at which its books and records are kept from its current principal place of business.

          (d)  Originator or Mortgagor Defaults.  The Issuer shall use its
               --------------------------------
commercially reasonable efforts to cooperate fully with the Trustee and the Servicer in connection with the collection of any amounts payable by an Originator or a Mortgagor, as the case may be.

          (e)  Reserved.

          (f)  Servicer's Reports.  For so long as the Servicer is an Affiliate
               ------------------
of Vistana, the Issuer shall cause to be delivered to the Trustee and the Bank when due the Servicer Report and any other reports and information as required in Section 6.01 of the Servicing Agreement.

          (g)  Reserved.

          (h)  Other Information.  Issuer shall deliver to the Trustee, the
               -----------------
Significant Noteholders and the Bank such other information or data respecting the condition or operations, financial or otherwise, of Issuer as the Trustee, or any Significant Noteholder may from time to time reasonably request.

          (i) Existence; Compliance with Law.  Issuer shall preserve and
              ------------------------------
maintain its existence and all of its licenses, permits, governmental approvals, rights, privileges and franchises necessary or desirable in the normal conduct of its business as now conducted or presently proposed to be conducted (including, without limitation, its qualification to do business in each jurisdiction in which such qualification is necessary or desirable in view of its business other than such qualification that shall not have a Material Adverse Effect); conduct its business and maintain its Property in an orderly and regular manner; and comply with (a) the provisions of its Articles of Incorporation, (b) the requirements of all applicable laws, rules, regulations or orders of any Governmental Authority and requirements for the maintenance of Issuer's insurance, licenses, permits, governmental approvals, rights, privileges and franchises and (c) the requirements of all Environmental Laws (as applicable), except, in any case, to the extent that the failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

          (j) Taxes and Other Liabilities.  Issuer shall pay or cause to be paid
              ---------------------------
all taxes (which individually or in the aggregate are material), fees, assessments, governmental charges and levies, including claims for labor, material and supplies when due and payable or levied against its assets, properties or income, including any Property that is part of the Collateral, except to the extent Issuer is contesting the same in good faith and has set aside adequate reserves in accordance with Partial GAAP for the payment thereof.

          (k) Inspection Rights; Assistance.  Upon reasonable prior notice, at
              -----------------------------
any reasonable time and from time to time during normal business hours, permit the Trustee, the Bank, each Significant Noteholder or any agent, representative or employee thereof, to examine and make copies of and abstracts from the financial records and books of account of the Issuer and other documents in the possession or under the control of the Issuer relating to any Obligation of the Issuer arising under or contemplated by this Indenture or any other Document and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent accountants (and by this provision the Issuer hereby authorizes its independent accountants to discuss with such representative such affairs, finances and accounts) all at such reasonable times and as often as may be reasonably requested, and to visit the offices of the Issuer. The Trustee, the Holders and the Bank shall, and each shall cause its representatives to, hold in confidence all such Confidential Information. Any reasonable out-of-pocket expense incident to the reasonable exercise by the Trustee, the Bank, any of their designees and, provided that an Indenture Event of Default has occurred and is continuing, any Significant Noteholder or any of its designees, of any right under this Section shall be borne by the Issuer.

          (l) Reserved.
              --------

          (m) Notice of Liens.  The Issuer will notify the Trustee and the Bank
              ---------------
of the existence of any Lien (except Permitted Encumbrances and the Lien of this Indenture) on any of the Collateral immediately upon discovery thereof.

          (n)   Performance of Obligations.  Issuer will duly and punctually
                --------------------------
fulfill all obligations on its part to be fulfilled under or in connection with each Document to which it is a party and will do nothing to impair the rights of the Trustee in the Collateral and the Documents.

          (o)   Documentation; Further Assurances.
                ---------------------------------

          (i) Issuer shall, and covenants to cause the Servicer to agree, from time to time, at the expense of Issuer to, promptly execute and deliver all further instruments of transfer and conveyance, all such other instruments, and all supplements and amendments hereto, instruments and documents, and take all further action, that may be necessary or desirable or that either the Trustee or the Bank may reasonably request or are necessary in order to maintain, perfect, continue to perfect and protect the Lien and Security Interest of the Trustee in the Collateral (including, without limitation, any financing statements under the UCC, this Indenture or any Supplement related hereto) or to enable either the Trustee or the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral or the Letter of Credit, respectively. Without limiting the generality of the foregoing, within ten (10) Business Days after receipt of written request therefor, Issuer shall execute and file such financing or continuation statements, or amendments thereto, execute and record transfer instruments or take possession of such records or documents of title, and such other instruments or notices, and make such recordings, as may be necessary or desirable, or as either the Trustee or the Bank may reasonably request, in order to (a) perfect, maintain, protect and preserve the lien and Security Interest Granted or purported to be Granted in this Indenture and the other Documents; (b) publish notice of, or protect the validity of, any Grant or assignment made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in the Mortgage Loans and the related Collateral or any other Collateral; (c) enforce or cause the Servicer to enforce any of the Mortgage Loans in a manner consistent with the Servicing Agreement and applicable law; or (d) preserve and defend title to any Mortgage Loan (including the right to receive all payments due or to become due thereunder subsequent to the applicable Cut-off Date), the Security Interest of the Trustee in the Collateral and preserve and defend the rights of the Trustee and the Noteholders in any Mortgage Loan or other property constituting Collateral (including the right to receive all payments due or to become due thereunder subsequent to the applicable Cut-off Date), against the claims of all persons and parties. The Issuer, upon the Issuer's failure to do any of the foregoing, hereby designates the Trustee its agent and attorney-in-fact to execute any UCC financing statement, continuation statement or other document or instrument required pursuant to this Section; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants.

          (ii) Issuer shall furnish to the Trustee, from time to time or upon reasonable request of the Trustee or the Bank, statements and schedules further identifying and describing the Collateral.

          (iii) The Issuer will deliver to the Trustee, each Noteholder, the Bank and the Rating Agency, within 120 days after the end of each fiscal year, an Officer's Certificate, stating that

               (A) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such officer's supervision;

               (B) to the best of such officer's Knowledge, based on such review, (a) the Issuer has fulfilled all of its obligations under this Indenture throughout such year and (b) the Servicer has fulfilled all of the Servicer's obligations under the Servicing Agreement; and

               (C) whether the officer has any Knowledge of any Indenture Event of Default or Servicer Event of Default throughout such year or, in the officer's good faith and reasonable business judgment, an Incipient Default is occurring which is reasonably likely to result in an Indenture Event of Default and, if there has been an Indenture Event of Default or Servicer Event of Default, or, in the officer's good faith and reasonable business judgment, an Incipient Default is occurring which is reasonably likely to result in an Indenture Event of Default, specifying each such default known to him and the nature and status thereof and the nature of the action taken with respect thereto.

          (p)  Performance of Obligations under Mortgages and Timeshare Program
               ----------------------------------------------------------------
Governing Documents.  Issuer at all times will fulfill and will cause its agents
-------------------
and independent contractors at all times to fulfill all of Issuer's obligations to Purchasers, except where failure to do so will not have a Material Adverse Effect. Issuer will cause its Affiliates to perform, prior to the expiration of any applicable grace period, all of their respective obligations under the Timeshare Program Governing Documents, including, without limitation, the obligation of any Affiliate that is a Manager to perform diligently its obligation to collect maintenance fees and tax payments from the Association's members and timely disburse such collected funds for the payment of taxes and hazard and business interruption insurance maintained by the Association all in accordance with the applicable Management Agreement, except where failure to so perform would not give rise to a Material Adverse Effect.

          (q)  Collection of Payments.  Issuer will cause Servicer to undertake
               ----------------------
the diligent and timely collection consistent with the Servicing Agreement and applicable law of amounts delinquent under each Instrument which constitutes part of the Collateral. Unless Trustee is acting as Servicer pursuant to the terms of Article V hereof, Trustee shall have no obligation to undertake any action to collect under any Instrument.

          (r)  Trustee as Additional Insured.  Timely after the Closing Date,
               -----------------------------
Issuer will use reasonable commercial efforts to (i) cause to be maintained and
(ii) deliver or cause to be delivered to the Custodian on behalf of the Trustee, evidence of insurance policies required by the Timeshare Program Governing Documents relating to the Timeshare Projects, naming the Trustee an additional insured and written by insurers, in amounts and on forms as are customary in the timeshare resort industry.

          (s)  No Indebtedness.  The Issuer will promptly discharge any and all
               ---------------
Indebtedness owing by it other than the Notes and the Issuer's obligations under the Reimbursement Agreement. The Issuer will cause any and all Indebtedness owing by it or secured by its property (including the Collateral) which does not relate to the Notes, a Permitted Encumbrance, the Lien of the Indenture or the Letter of Credit and the Reimbursement Agreement, to be fully extinguished; provided, however, that if no Indenture Event of Default has occurred and is continuing, the Issuer may make regularly scheduled payments on any such Indebtedness and other normal and customary payments for services rendered.

          (t)  Payment of Principal and Interest;.  The Issuer will duly and
               ----------------------------------
punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

          (u)  Maintenance of Office.  The principal place of business and chief
               ---------------------
executive office of the Issuer is located at 8801 Vistana Centre Drive, Orlando, Florida 32821. The Issuer shall not establish a new location for its principal place of business and chief executive office unless (i) it shall have given to the Trustee and the Bank not less than thirty (30) days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Trustee may reasonably request, and (ii) with respect to such new location, it shall have taken at its own cost all action necessary so that such change of location does not impair the Security Interest of the Trustee in the Collateral, and shall have delivered to the Trustee copies of all filings required in connection therewith.

          (v)  Performance of Obligations.  The Issuer will not take, or fail to
               --------------------------
take, any action, and will use its best efforts with respect to Persons that Vistana has Control of, and reasonable commercial efforts with respect to all other Persons, not to permit any action to be taken by such Person which would release any Person from any of such Person's covenants or obligations under any agreement or instrument included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such agreement or instrument, except as expressly permitted hereby or in the Servicing Agreement.

          (w)  Money for Payments to Noteholders to Be Held in Trust.
               -----------------------------------------------------

          (i) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account, the Reserve Account or any other account established pursuant to the Documents shall be made on behalf of the Issuer by the Trustee, and no amounts so withdrawn from any such account for payments of Notes shall be paid over to the Issuer under any circumstances.

          (ii) In making payments hereunder, the Trustee will:

               (A) allocate all sums received for payment to the Noteholders on each Payment Date in accordance with the terms of this Indenture;

               (B) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

               (C) comply with all requirements of the Code, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, in each case, consistent with the treatment of the Notes as indebtedness.

          (x)  Information as to the Issuer.  Upon any officer of the Issuer
               ----------------------------
obtaining Knowledge of any of the following events, the Issuer shall file with the Trustee, the Bank and the Rating Agency:

          (i) upon becoming aware of the existence of any condition or event which constitutes either an Indenture Event of Default or, in the good faith and reasonable judgment of the Issuer, an Incipient Default, a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto; and

          (ii) promptly upon the Issuer's becoming aware:

               (A) that any Person other than a Vistana Transaction Entity has given any notice to Issuer or taken any other action with respect to an Indenture Event of Default or a claimed misrepresentation, breach or default under any Document which, if true, could give rise to a liability of no less than $100,000,

               (B) of the institution of any litigation or of the receipt of written notice from any Governmental Authority as to the commencement of any formal investigation involving an alleged or asserted liability of Issuer of any amount or any adverse judgment in any litigation involving a potential liability of Issuer of any amount,

               (C) of any event or circumstance which reasonably may be expected to have a Material Adverse Effect, or

               (D) of any pending or proposed court or administrative proceeding which involves or may involve the possibility, individually or in the aggregate, of a Material Adverse Effect,

a written notice specifying the nature of such Incipient Default, Indenture Event of Default, notice, litigation, judgment, Material Adverse Effect, investigation or proceeding and what action the Issuer has taken, is taking or proposes to take with respect thereto and evaluating its merits.

          (y)  Year 2000 Covenant. The Issuer shall take, and shall use its best
               ------------------
efforts with respect to Persons it has control of, and reasonable commercial efforts with respect to all other Persons, to cause each such Person to take, all actions necessary and commit adequate resources to assure that each of their computer-based and other systems are able to effectively process data, including dates before, on and after January 1, 2000, without experiencing any Year 2000 Problem that could cause a Material Adverse Effect. At the request of either the Trustee or the Bank, the Issuer will cause each of the Vistana Transaction Entities to provide the Bank and the Trustee with assurances and substantiations (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Bank and the Trustee as to the capability of such Vistana Transaction Entities to conduct their businesses and operations before, on and after January 1, 2000 without experiencing a Year 2000 Problem causing a Material Adverse Effect.

          (z)  Validity. The Issuer will maintain the validity and effectiveness
               --------
of this Indenture.

          Section 603.   Issuer's Negative Covenants.  Issuer covenants and
                         ---------------------------
agrees as follows that, until full, complete and indefeasible payment and performance of the Obligations, unless the Trustee (acting at the direction of a Majority of Holders) and the Bank shall otherwise consent in writing, Issuer shall not do any of the following:

          (a)  Liens; Negative Pledges; and Encumbrances.  Issuer shall not
               -----------------------------------------
create, incur, assume or suffer to exist (i) any Lien of any nature upon or with respect to the Collateral (except as permitted by this Indenture or as permitted by the Servicing Agreement); (ii) any Indebtedness in excess of $10,000 (other than the Obligations) with respect to itself or (iii) any direct or indirect contingent obligation with respect to itself except in the ordinary course of business; nor shall Issuer do anything to impair the rights of the Trustee in the Collateral.

          (b)  Disposition of Assets.  Issuer shall not sell, assign, convey,
               ---------------------
transfer, exchange or otherwise dispose of, any of the Collateral, nor enter into any sale and sale agreement covering any of the Collateral other than as expressly contemplated by the Documents. The foregoing shall not prohibit the sale, assignment, conveyance or other transfer of any Instrument that is not part of the Collateral.

          (c)  No Subsidiaries.  Issuer shall not create any Subsidiaries.
               ---------------

          (d)  Amendments.  The Issuer shall neither amend its Articles of
               ----------
Organization nor agree to amend any Document (other than this Indenture, pursuant to Article X hereof, and, with respect to the Mortgage Documents, as permitted by the Servicing Agreement), without the consent of the Bank and the Trustee (which shall not give such consent without the approval of a Class A Majority and the Class B Majority). The Issuer shall not take any action in violation of its Articles of Incorporation.

          (e)  Defaults.  The Issuer shall not take or omit to take any action,
               --------
which act or omission would constitute a default under any material agreement, contract, lease, license, mortgage, deed of trust or instrument to which it is a party or by which it or any of its Properties or assets is bound, which default or event of default (after the expiration of any applicable grace period) is reasonably likely to have a Material Adverse Effect.

          (f)  Other Activities of Issuer.  The Issuer shall not (x) make any
               --------------------------
capital expenditures that create, in the aggregate and at any one time, an Outstanding Indebtedness of the Issuer in excess of $10,000, (y) without the prior written consent of its Independent Director, (1) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets,
(3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing or (z) guarantee (directly or indirectly), endorse the obligations of (except in the ordinary course of business), or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, or engage in any other action that bears on whether the separate legal identity of the Issuer shall be respected, including, without limitation
(i) holding itself out as being liable for the debts of any other party or (ii) acting other than in its corporate name and through its duly authorized officers or agents.

          (g)  No Advances.  The Issuer shall not make any advances, loans,
               -----------
extensions of credit, acquisitions or investments other than Eligible Investments and acquisitions of the Mortgage Loans.

          (h)  Existence.  The Issuer shall not dissolve or terminate its
               ---------
existence as a Delaware corporation.

          (i)  Other Transactions.  The Issuer shall not engage in any business
               ------------------
or activity other than in connection with, or relating to, this Indenture, the Notes, the other Documents, the specific transactions contemplated thereby or its Articles of Organization.

          (j)  Validity of Liens and Documents.  The Issuer shall not permit the
               -------------------------------
validity or effectiveness of this Indenture or any Security Interest set forth herein to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released by Issuer or its Affiliates from any covenants or obligations under any of the Documents, except as may be expressly permitted hereby or by the Servicing Agreement.

          (k)  Extensions.  The Issuer shall not at any time insist upon, plead,
               ----------
or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or other law that would prohibit or forgive the Issuer from paying all or any portion of the Monthly Principal, Overdue Principal, Monthly Interest or Overdue Interest on the Notes as contemplated herein or in the Notes, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Issuer hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee or the Bank, but will suffer and permit the execution of every such power as though no such law had been enacted.

          (l)  ERISA.  The Issuer shall not permit any Plan to which it or any
               -----
ERISA Affiliate is party to engage in a prohibited transaction within the meaning of section 406 of ERISA or section 4975 of the Code, except in those cases for which there is a statutory or administrative exemption available under section 408 of ERISA or section 4975(d) of the Code where such action could not reasonably be expected to have a Material Adverse Effect, or permit to exist with respect to any Plan any accumulated funding deficiency within the meaning of section 412 of the Code, or incur any liability (other than for required insurance premiums) where such action could reasonably be expected to have a Material Adverse Effect.

          (m)  No Modifications of Instruments.  Without the prior written
               -------------------------------
consent of the Trustee and the Bank (which consents shall not be unreasonably withheld) and except with respect to Upgrades and Wraparound Mortgages and as permitted in the Servicing Agreement, Issuer will not cancel or materially modify, or consent to or acquiesce in any material modification (including any change in the Mortgage Loan Coupon Rate or the amount, frequency or number of payments of principal or interest on any Instrument) to, or solicit the prepayment of, any Instrument which constitutes part of the Collateral other than as expressly set forth in the Documents; waive the timely performance of the obligations of the Mortgagor under any such Instrument or its security; or release the security for any such Instrument. Issuer will not pay or advance directly or indirectly for the account of any Originator or the Parent any sum requested to be deposited, or owing, by any Mortgagor under any Instrument (whether or not an Eligible Instrument) which constitutes part of the Collateral.

          (n)  No Modification of Mortgage Documents.  The Issuer will not,
               -------------------------------------
without the prior written consent of Trustee and the Bank (which consents shall not be unreasonably withheld), cancel, amend, or materially modify, waive or permit or acquiesce in the cancellation or material modification of any underlying Mortgage Document relating to an Instrument other than as expressly permitted pursuant to the terms of the Documents.

          (o)  No Distributions.  Except for payments made with respect to the
               ----------------
Notes, Issuer will not make any distribution (inclusive of dividends, stock repurchases and redemptions, the repayment of loans from, and the making of loans to or investments in the distributees) unless at the time of the distribution and after giving effect thereto, there exists neither an Indenture Event of Default nor any Incipient Default.

          (p)  Securities Law. Neither the Issuer, directly or indirectly, nor
               --------------
anyone acting on its behalf (including, without limitation, the Placement Agent) will offer the Notes or any part thereof or any similar securities for issue or sale to, or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act of 1933, as amended. Issuer will not conduct its activities in such a manner that would make it subject to the provisions of the Investment Company Act.

          (q)  Additional Insurance.  Issuer will not obtain or carry insurance
               --------------------
relating to the Instruments separate from that required by any Document, unless the Trustee shall have the same rights with respect thereto as it has with respect to the insurance required by such Document.

          (r)  No Petition.  Issuer hereby agrees and covenants that it will not
               -----------
commence or join in any action or proceeding against the Parent or itself under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing.

          (s)  Notification of Originators.  The Trustee may notify Mortgagors
               ---------------------------
and Originators of the existence of the Trustee's interest as assignee in the Collateral and reasonably request from such Mortgagors or Originators any information relating to the Collateral but, with respect to the Mortgagors, solely for the purpose of monitoring, administering or verifying the Collateral. Issuer will not act to prevent reasonable delivery of such notice of the Trustee under Issuer's letterhead if so requested by Trustee.

          (t)  No Collateral Encumbrances.  The Issuer will not sell, transfer,
               --------------------------
exchange or otherwise dispose of or pledge, lien or encumber any of the Collateral, except in connection with a sale pursuant to Section 817 hereof or as otherwise permitted by this Indenture or the Servicing Agreement.

          (u)  No Claims on Notes and Noteholders. The Issuer will not claim any
               ----------------------------------
credit or make any deduction from any principal, premium, if any, or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or any applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any of the Collateral. The Issuer shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or other law that would prohibit or forgive the Issuer from paying all or any portion of any Monthly Principal, Overdue Principal, Monthly Interest or Overdue Interest on the Notes as contemplated herein or in the Notes, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Issuer hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section 604.   Representations and Warranties of Prospective
                         ---------------------------------------------
Noteholders.  Each prospective initial Noteholder acquiring Notes, each
-----------
prospective transferee acquiring the Notes, and each prospective owner (or transferee thereof) of a beneficial interest in Notes shall be deemed, by such purchase, to have made the representation in Section 205(h) to the Issuer, the Trustee, the Servicer and any successor Servicer.

          Section 605.   Consolidation and Merger.  The Issuer shall not
                         ------------------------
consolidate with or merge with or into any other Person without obtaining the prior written consent of the Bank and the Class A Majority and the Class B Majority.

          Section 606.   Other Agreements. The Issuer will not after the date of
                         ----------------
the issuance of the Notes enter into or become a party to any agreements or instruments other than this Indenture, the Servicing Agreement, the Note Purchase Agreement, the Reimbursement Agreement or any other agreement(s) contemplated by this Indenture, the Reimbursement Agreement or the Servicing Agreement, including, without limitation, any agreement(s) for disposition of the Collateral permitted by Section 804 hereof. In addition, the Issuer will not (i) amend, modify or waive any provision of the Servicing Agreement or either Transfer Agreement or (ii) give any approval or consent or permission provided for therein without the prior written consent of the Bank, the Rating Agency, the Class A Majority and the Class B Majority.

                                  ARTICLE VII

                            DISCHARGE OF INDENTURE

          Section 701.   Full Discharge.  (a) Following payment in full of (i)
                         --------------
the Notes, (ii) the fees, expenses and charges of the Trustee, the Back-Up Servicer, the Custodian and any Servicer, (iii) all other Obligations of the Issuer under this Indenture, including, but not limited to, all amounts owing to the Bank under the Reimbursement Agreement and the Letter of Credit, including advance payment of the Letter of Credit Fee to be made with regard to the Post Maturity Period, and (iv) all obligations of the Issuer under the Documents, and the release by the Trustee of the Collateral in accordance with Section 701(b), this Indenture shall be discharged.

          (b) Upon payment in full of the amounts referred to in clauses (i) through (iv) of Section 701(a), the Issuer may submit to the Trustee an Officer's Certificate requesting the release to the Issuer or its designee of all or a stated amount of the funds on deposit in the Lockbox Account, Collection Account, Reserve Account and all or any portion of the other Collateral (collectively, the "Withdrawn Collateral"). Promptly after receipt
                               --------------------
of such Officer's Certificate, the Trustee shall release the Withdrawn Collateral from the lien of this Indenture and the lien of the Bank, and deliver the Withdrawn Collateral to the Issuer or its designee. The Issuer shall be entitled to deliver more than one such Officer's Certificate from time to time until the entire Collateral is released and delivered to the Issuer or its designee.

          (c) In connection with the discharge of this Indenture and the release of the Collateral, the Trustee shall, within two Business Days after request therefor by the Issuer, execute and deliver to the Issuer instruments substantially in the form of Exhibit D hereto, together with assignments of Mortgage, UCC financing statements and such other documents relating thereto as may be reasonably requested by Issuer, appropriately and effectively evidencing such discharge and release.

          Section 702.   Optional Prepayment of Notes.  (a) On any Payment Date
                         ----------------------------
succeeding a Collection Period at the end of which the aggregate Note Balance of all classes of Notes (after giving effect to the payment of Monthly Principal and any Overdue Principal on such Payment Date), is less than twenty percent (20%) of the aggregate Note Balance of all classes of Notes on the Closing Date, the Issuer shall have the option to direct the Trustee to prepay without premium, and the Trustee shall so prepay, on such Payment Date, the aggregate Note Balance of all classes of Notes, plus all accrued Monthly Interest and, if any, all Overdue Interest, together with all unpaid Letter of Credit Drawings and interest thereon. To exercise such option, the Issuer shall notify the Trustee, the Rating Agency and the Bank of such election not later than thirty
(30) days preceding such Payment Date (such date a "Notice Date") and shall
                                                    -----------
deposit into the Collection Account on or before the Business Day prior to the related Payment Date an amount which, when combined with the amounts already on deposit in the Collection Account, shall be sufficient to pay the amounts referred to in Section 701(a) hereof as of such Payment Date on which such prepayment will occur. Upon payment of such amounts to the Trustee and the Bank and payment in full to the party entitled thereto of any other amounts set forth in Section 701(a) hereof, the Trustee shall, in accordance with the provisions of Section 701(b) and (c) hereof, release its Security Interest in the Collateral and disburse amounts then on deposit in the Lockbox Account, Collection Account and the Reserve Account to the Issuer or as it shall direct in writing.

          (b) Notice of any prepayment pursuant to this Section 702 shall be given by the Trustee to Noteholders not later than the 25th day immediately preceding such final Payment Date specifying (i) the Payment Date upon which final payment of the Notes will be made and (ii) the amount of any such final payment. Failure to give notice of prepayment to any Noteholder shall not impair or affect the validity of the prepayment.

          (c) In the event that any amount due to any Noteholder remains unclaimed, the Issuer shall cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. Any such unclaimed amounts shall not be invested by the Trustee (notwithstanding the provisions of Section 305 hereof) and no additional interest shall accrue on the related Note subsequent to the date on which such funds were available for distribution to such Noteholder. If, within two years after the date of such publication, such amount remains unclaimed, the Issuer or its successor shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look to the Issuer or its successor for payment.

                                 ARTICLE VIII

                        DEFAULT PROVISIONS AND REMEDIES

          Section 801.   Event of Default.  "Indenture Event of Default",
                         ----------------    --------------------------
wherever used herein, means any one of the following events (whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

          (a) if any payment or prepayment of all or any part of the principal of or interest on any Note and/or any other amounts payable by the Issuer hereunder (after the expiration of any applicable grace period expressly set forth therein or herein), whether at the Stated Maturity Date or at any date fixed for payment by acceleration, by notice of prepayment or otherwise shall not be paid on the date as and when due;

          (b) any representation or warranty of the Issuer contained herein, in the Servicing Agreement or in the Reimbursement Agreement, shall prove to be, in any material respect, false or misleading as of the date deemed made and has a Material Adverse Effect;

          (c) a default in the Performance of any of the Obligations of the Issuer under Section 603(r) hereof;

          (d) breach by the Issuer in the Performance of any of Section 603 (c),
(d), (e), (f), (g), (h), (i), (j), (k), (l), (n), (o), (p), (q), (s), (u),
Section 605 or Section 606 hereof, which breach continues unremedied for a period of twenty (20) Business Days;

          (e) a default in the Performance of any Obligations by the Issuer or a violation by Issuer of any term, covenant or provision of the Documents (other than another Indenture Event of Default referred to elsewhere in this section) which continues unremedied (i) for a period of thirty (30) Business Days after the earlier of Knowledge by Issuer or notice to Issuer of either, (A) a default under Section 603(a) hereof or (B) any other default or violation which can be cured by the payment of money alone or (ii) in the case of any other default or violation, for a period of thirty (30) Business Days after the earlier of Knowledge of such default or violation by Issuer or notice to such Issuer of such default or violation, plus only if such default or violation cannot be cured by Issuer within thirty (30) Business Days and Issuer has been, in the good faith and reasonable commercial judgment of the Trustee and the Bank, as determined by the Trustee (acting at the direction of a Majority of the Noteholders) and the Bank in their sole discretion, diligent in attempting to effect cure, such additional period not to exceed an additional ten (10) Business Days as may be required by Issuer proceeding diligently to effect cure, provided that if any grace period expressly set forth and relating to such specific covenant pursuant to the terms of the Documents applies, such grace period shall be the only applicable grace period for the purposes of this paragraph;

          (f) any final, non-appealable judgment or decree for money damages or for a fine or penalty against Issuer which is not paid and discharged or stayed within thirty (30) days thereafter and when aggregated with all other judgments or decree(s) that have remained unpaid and undischarged or stayed for such period is in excess of $600,000;

          (g) Issuer shall (i) generally not be paying its debts as they become due, (ii) file or consent by answer or otherwise to the filing against it of a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency or the appointment of a custodian under the laws of any jurisdiction, (iii) or any other commencement by such Person of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of it in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iv) make an assignment for the benefit of its creditors, (v) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (vi) be adjudicated insolvent, (vii) dissolve or commence to wind-up its affairs, (viii) take any action for purposes of any of the foregoing; or a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency or the appointment of a custodian under the laws of any jurisdiction is filed against it or a custodian is appointed for the Issuer, the Collateral or any material part of its properties and such proceeding is not dismissed and appointment vacated within sixty (60) days thereafter or (ix) a final judgment, fine or other order for the payment of money shall be rendered by any Governmental Authority against Issuer and the Issuer shall not discharge the same or provide for its discharge in accordance with its terms, or obtain an adequate bond with respect thereto, or procure a stay of execution thereof within thirty (30) days from the date of its entry and such final judgment, fine or order is likely to have a Material Adverse Effect; or

          (h) any Servicer Event of Default has occurred and is continuing.

           Section 802.  Acceleration of Stated Maturity; Rescission and
                         -----------------------------------------------
Annulment.
---------

          (a) If an Indenture Event of Default occurs and is continuing, then and in every such case the Trustee (acting solely at the direction of 66 2/3% of the Voting Rights), on behalf of the Noteholders and the Bank, shall declare all unpaid principal of, and interest accrued to the date of payment on, all the Notes, and all other sums owing by Issuer under the Notes, this Indenture or the Documents, to be due and payable immediately, without presentment, demand or protest and upon any such declaration such principal, all unpaid accrued interest and other sums shall become immediately due and payable, and thereupon, the remedies provided for in Section 804(b) shall be carried out without the need for additional direction from the Noteholders. The Trustee shall give prompt written notice to Issuer, all Holders and the Bank, that any such remedy has been effected.

          (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Majority of Holders, by written notice to the Issuer, the Bank and the Trustee, may rescind and annul such declaration and its consequences if:

              (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                    (A) all of the installments of Overdue Interest on and Overdue Principal of the Notes which were overdue prior to the date of such acceleration;

                    (B) all of the installments of Monthly Interest on and Monthly Principal of the Notes which were not paid on any Payment Dates subsequent to the date of such acceleration (without giving effect to acceleration);

                    (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, out-of-pocket expenses, disbursements and advances of the Trustee, its agents and counsel incurred in connection with the enforcement of this Indenture; and

                    (D) all draws made on the Letter of Credit that were due and payable prior to and on such Payment Date; and

               (ii) all Indenture Events of Default, other than the nonpayment of the Monthly Principal of or Monthly Interest on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 813 hereof.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

           Section 803.  Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
Trustee.
-------

          (a) The Issuer covenants that, if pursuant to Section 803 hereof an acceleration has been declared and has not been rescinded, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders and the Bank, the whole amount of all draws made on the Letter of Credit, Overdue Principal, Monthly Principal, Overdue Interest and Monthly Interest then due and payable on such Notes, with interest upon the Overdue Principal, at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to pay any other outstanding amounts due with respect to the Obligations and to cover the costs and out-of-pocket expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel incurred in connection with the enforcement of this Indenture.

          (b) If the Issuer fails to pay forthwith such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, may, but shall not be obligated to, institute a judicial Proceeding for the collection of the sums so due and unpaid and may prosecute such Proceeding to judgment or final decree and may enforce the same, subject to the requirements of this Indenture, against the Collateral pledged by the Issuer and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Collateral and any other assets of the Issuer.

          (c) If an Indenture Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders and the Bank by such other appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce, subject to the requirements of this Indenture, any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

           Section 804.  Remedies.
                         --------

          At any time after an Indenture Event of Default has occurred and while it is continuing, the Trustee, acting at the direction of 66 2/3% of the Voting Rights, on behalf of the Noteholders and the Bank may, but without obligation, in addition to the rights and powers granted elsewhere in the Documents and not in limitation thereof, do any one or more of the following:

          (a) exercise any and all of its rights under Section 802(a) of this Indenture;

          (b) first, withdraw all amounts in the Reserve Account, and then draw the entire LOC Amount available (to the extent of any Overdue Interest, Monthly Interest, Overdue Principal and Monthly Principal and at the Stated Maturity Date only, Ultimate Principal of the Notes);

          (c) with respect to the Collateral, (i) foreclose on its Security Interest in the Collateral or any part thereof and sell or otherwise dispose of such Collateral, in lots or in its entirety, receive and retain any proceeds from the other items of Collateral, (ii) institute collection, foreclosure and other enforcement actions against Mortgagors and other persons obligated on the Mortgage Loans as permitted by the terms thereof, (iii) enter into modification agreements and make extension agreements with respect to payments and other performances, (iv) release Persons liable for performance, (v) settle and compromise disputes with respect to payments and performances claimed due, all without notice to Issuer, without being called to account for such actions by Issuer and without relieving Issuer from Performance of the Obligations, and
(vi) receive, collect, open and read all mail of Issuer for the purpose of obtaining all items pertaining to the Collateral;

          (d) proceed to protect and enforce its rights and remedies under the Documents and any other documents or instruments related thereto, and/or to exercise any other rights and remedies available to it at law, in equity or by statute; and

          (e) exercise all other rights and remedies of a secured party under the Uniform Commercial Code of the relevant jurisdiction and all other rights and remedies accorded to a secured party in equity or at law. Any notice of sale or other disposition of the Collateral given not less than ten (10) Business Days prior to such proposed action in connection with the exercise of the Trustee's remedies shall constitute reasonable and fair notice of such action. The Trustee may postpone or adjourn any such sale from time to time by announcement at the time and place of such sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment as the Trustee may determine. Issuer shall be credited with the net proceeds of such sale only when such proceeds are actually received by the Trustee in good current funds. Despite the consummation of any such sale, Issuer shall remain liable, for any deficiency on the Obligations which remains outstanding following such sale. All net proceeds recovered pursuant to a sale shall be applied in the same priorities as set forth in Section 301 hereof as if a Restricting

Event had occurred until all amounts due and owing to all of the Noteholders, the Trustee, the Servicer and the Bank have been paid in full.

           Section 805.  Trustee May Enforce Claims Without Possession of Notes.
                         ------------------------------------------------------

          (a) In all Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all of the Holders of the Notes and, as the Bank may elect, the Bank. The parties hereto agree, and each Noteholder, by virtue of its acceptance of each Note, agrees, that it shall not be necessary to make any Holders of the Notes (and the Bank, to the extent it elects to be represented by the Trustee) a party to any such Proceedings.

          (b) All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation of, expenses, and disbursements incurred and advances made, by the Trustee, its agents and counsel, be for the Bank and the ratable benefit of the Holders of the Notes.

           Section 806.  Power of Attorney; Allocation of Money Collected.
                         ------------------------------------------------

          (a) The Trustee may, acting at the direction of 66 2/3% of the Voting Rights in the name of the Issuer, or in its own name, make and execute all conveyances, assignments and transfers of the Collateral sold in connection with the exercise of the Trustee's remedies; and for this purpose the Trustee shall be appointed in the Indenture as attorney-in-fact for Issuer.

          (b) Upon written request of the Trustee when an Indenture Event of Default exists, the Issuer shall assemble the Collateral not already in the Trustee's possession and make it available to the Trustee at a time and place designated by the Trustee.

          (c) While an Indenture Event of Default exists, any cash received and retained by Trustee in connection with the Collateral shall be applied to payment of the Obligations under the Notes and this Indenture in the manner provided for in Section 301 hereof until all amounts due and owing to all of the Noteholders, the Trustee, the Servicer and the Bank have been paid in full.

           Section 807.  Limitation on Suits.
                         -------------------

          (a) No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder has previously given written notice to the Trustee of a continuing Indenture Event of Default;

               (ii) the Holders of more than 25% in principal amount of the Outstanding Notes (with the consent of the Bank) shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request (the unsecured indemnity of a Rated Institutional Noteholder being deemed satisfactory for such purpose);

               (iv) the Trustee has, for thirty (30) days after its receipt of such notice, request and offer of security or indemnity, failed to institute any such Proceeding; and

               (v) no direction inconsistent with such written request has been given to the Trustee during such thirty (30) day period by the Majority of Holders;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          (b) In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 66-2/3% in principal amount of the Holders of the outstanding Notes, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provision of this Indenture. In the event that any single Holder representing more than 66-2/3% in principal amount of Outstanding Notes submits a request and indemnity (the unsecured indemnity of a Rated Institutional Noteholder being deemed satisfactory for such purpose), the Trustee shall follow the direction set forth in such request.

           Section 808.  Unconditional Right of Holders to Receive Principal and
                         -------------------------------------------------------
Interest.
--------

          Notwithstanding any other provision of this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the Monthly Principal, Overdue Principal of and Monthly Interest and Overdue Interest on such Note as such principal and interest becomes due and payable and to institute any Proceeding for the enforcement of such payment, and such rights shall not be impaired without the consent of such Holder.

          Section 809.   Restoration of Rights and Remedies.
                         ----------------------------------

          If the Trustee or any Holder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such Proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such Proceeding had been instituted.

          Section 810.   Rights and Remedies Cumulative.
                         ------------------------------

          No right or remedy herein conferred upon or reserved to the Trustee, the Bank or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 811.   Delay or Omission Not Waiver.
                         ----------------------------

          No delay or omission of the Trustee, the Bank or of any Holder of any Note to exercise any right or remedy accruing upon any Indenture Event of Default shall impair any such right or remedy or constitute a waiver of any such Indenture Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee, the Bank or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Bank or by the Holders, as the case may be.

          Section 812.   Control by Holders.
                         ------------------

          Except as otherwise expressly provided herein, the Majority of Holders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that (i) such direction shall not be in conflict with any rule of law or with this Indenture, including Section 804 hereof, (ii) such Noteholders have offered to the Trustee reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 902(iii) hereof, (the unsecured indemnity of a Rated Institutional Noteholder being deemed satisfactory for such purpose),
(iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction provided, however, that, subject to
Section 901 hereof, the Trustee need not take any action which it determines might involve it in personal liability or be unjustly prejudicial to the Noteholders not consenting, and (iv) if the conditions to retention of the Collateral set forth in Section 816 hereof have been satisfied and the Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Trustee by the Holders of the Notes to undertake a sale of the Collateral shall be of no force and effect.

          Section 813.   Waiver of Past Defaults.
                         -----------------------

          (a) The Majority of Holders, may on behalf of the Holders of all the Notes waive any past Indenture Event of Default hereunder and its consequences, except an Indenture Event of Default

               (i) in the payment of the principal of or interest on any Note, or

               (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of all the Noteholders.

          (b) Upon any such waiver, such Indenture Event of Default shall cease to exist and shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

          Section 814.   Undertaking for Costs.
                         ---------------------

          All parties to this Indenture agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however that the provisions of this Section shall not apply to any suit instituted by the Trustee or the Bank, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Note on or after the stated maturity date of such Note.

          Section 815.   Waiver of Stay or Extension Laws.
                         --------------------------------

          The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

           Section 816.  Optional Preservation of Collateral.
                         -----------------------------------

          If the Notes have been declared to be due and payable under Section 802 hereof following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may take possession of the Collateral and shall, provided that such Collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if there had not been such a declaration, retain the Collateral intact for the benefit of the Noteholders and apply all distributions received on the Collateral to the payment of principal and interest on the Notes as if there had not been such a declaration. In determining whether to so elect, the Trustee shall, at the sole expense of the Issuer, obtain and may rely upon an opinion of an independent investment banking firm and/or accountants as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose, which opinion shall be conclusive evidence as to such sufficiency. The Trustee shall promptly notify each of the Rating Agency, the Bank and each Noteholder of an election to retain the Collateral pursuant to this Section 816.

          Section 817.   Sale of Collateral.
                         ------------------

          (a) The power to effect any sale of any portion of the Collateral (a "Sale") pursuant to Section 804 hereof shall not be exhausted by any one or more
 ----
Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on the Notes, the Reimbursement Agreement, under this Indenture and any other Document shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

          (b) Upon any Sale, whether made under the power of sale hereby given or under judgment, order or decree in any Proceeding for the foreclosure or involving the enforcement of this Indenture: (i) the Bank or the Trustee on behalf of all Noteholders may bid for and purchase the property being sold, and upon compliance with the terms of such Sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability; and (ii) the receipt of the Trustee or of any officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for its or their purchase money, and such purchaser or purchasers, and its or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misappropriation or non-application thereof.

          (c) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with (1) a Sale thereof or (2) a prepayment or repurchase of a Mortgage Loan as contemplated in Section 405 hereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          Section 818.   Action on Notes.
                         ---------------

          The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

                                  ARTICLE IX

                       CONCERNING THE INDENTURE TRUSTEE

          Section 901.   Duties of Trustee.  (a) The Trustee, prior to the
                         -----------------
occurrence of an Indenture Event of Default or after the curing of any Indenture Event of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Indenture Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provisions of this Indenture, shall determine whether they are in the form required by this Indenture; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished pursuant to this Indenture.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) prior to the occurrence of an Indenture Event of Default and after the curing of such Indenture Event of Default, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee and, in the absence of bad faith or negligence on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, statements, reports, documents, orders, opinions or other instruments furnished to the Trustee and conforming to the requirements of this Indenture;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority of Holders and the Bank relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          (d) No provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (the unsecured indemnity of a Rated Institutional Noteholder being deemed satisfactory for such purpose).

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 901, except in its capacity as a successor Servicer.

          Section 902.  Certain Matters Affecting the Trustee.  Except as
                        -------------------------------------
otherwise provided in Section 901 hereof:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any Opinion of Counsel from counsel chosen with due care, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any advice of such counsel, to the extent such counsel is chosen with due care, shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to institute, conduct or defend any litigation or proceeding hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (the unsecured indemnity of a Rated Institutional Noteholder being deemed satisfactory for such purpose);

          (iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Majority of Holders or the Bank; provided, however, that the Trustee may require reasonable indemnity against any cost, expense or liability likely to be incurred in making such investigation as a condition to so proceeding (the unsecured indemnity of a Rated Institutional Noteholder being deemed satisfactory for such purpose). The reasonable expense of any such examination shall be paid, on a pro rata basis, by the Noteholders or, if the Bank solely requests such an examination, by the Bank or, if paid by the Trustee, shall be reimbursed by such Noteholders or the Bank upon demand; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

          The provisions of this Section 902 shall be applicable to the Trustee in its capacity as Trustee under this Indenture. If the Trustee, in accordance with Section 501 hereof, shall have succeeded to the obligations of the Servicer, the provisions of the Servicing Agreement shall govern the actions of the Trustee, in accordance with Section 501 hereof, as successor Servicer.

          Section 903.   Trustee Not Liable.  (a) The recitals contained herein
                         ------------------
(other than the representations and warranties contained in Section 911 hereof) and in the Notes (other than the certificate of authentication on the Notes), shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Notes, the Collateral or of any related document other than with respect to the representations and warranties of Section 911 hereof. The Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or of the proceeds thereof, or for the use or application of any funds paid to the Issuer or the Servicer (if the Servicer is a Person other than the Trustee) in respect of the Collateral.

          (b) The Trustee shall have no responsibility or liability, other than with respect to any liability arising from the Trustee's own negligence or willful misconduct, for or with respect to the existence or validity of any Instrument or any other item of the related Mortgage Loan, the perfection of any Security Interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Collateral to the Trustee or of any intervening assignment, the performance or enforcement of any Instrument, the compliance by any Originator, the Issuer or the Servicer or any successor Servicer thereto (other than the Trustee acting as successor Servicer pursuant to the terms of this Indenture) with any covenant or the breach by the Issuer, any Originator or the Servicer or any successor Servicer of any warranty or representation made hereunder or in any related document or the accuracy of such warranty or representation, any investment of monies in the Collection Account or the Reserve Account or any loss resulting therefrom, the acts or omissions of any Originator, the Issuer, the Servicer (other than the Trustee acting as Servicer) or any successor Servicer or any Mortgagor or any action of the Servicer taken in the name of the Trustee.

          (c) The Trustee shall not have any obligation or liability under any Mortgage Loan by reason of or arising out of this Indenture or the granting of a security interest in such Mortgage Loan hereunder or the receipt by the Trustee of any payment relating to any Mortgage Loan pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer, the Servicer (other than as successor Servicer pursuant to the terms of this Indenture) or any Originator under or pursuant to any Mortgage Loan, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Mortgage Loan.

          Section 904.   Trustee May Own Notes.  The Trustee in its individual
                         ---------------------
or any other capacity may become the owner or pledgee of Notes with the same rights it would have if it were not

Trustee provided that such transaction shall not result in the disqualification of the Trustee for purposes of Rule 3a-7 under the Investment Company Act of 1940.

          Section 905.   Lien for Trustee's Fees and Expenses.  The Issuer shall
                         ------------------------------------
be obligated to pay the reasonable fees and expenses of the Trustee, including, without limitation, indemnification for loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of performance of its duties hereunder, from the Collection Account in accordance with the priorities and limitations set forth in Section 301 hereof. In addition, the Issuer shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself both individually and in its representative capacity against any claim or liability in connection with the exercise or performance of any of its power or duties hereunder. Upon the occurrence of an Indenture Event of Default resulting in an acceleration of maturity of the Notes that has not been rescinded and annulled, the Trustee shall have, as security for the performance of the Issuer under this Section 905, a lien ranking senior to the lien of the Notes with respect to which any claim of the Trustee under this Section 905 arose upon all property and funds held or collected as part of the Collateral by the Trustee in its capacity as such. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Collateral unless such Proceeding is in connection with a proceeding in accordance with Article VIII hereof for enforcement of the lien of this Indenture for the benefit of the Holders of the Notes secured by the Collateral after the occurrence of an Indenture Event of Default (other than an Indenture Event of Default arising solely from a breach of this Section 905) and a resulting declaration of acceleration of maturity of such Notes that has not been rescinded and annulled.

          Section 906.   Eligibility Requirements for Trustee.  The Trustee
                         ------------------------------------
hereunder shall at all times be a national banking association or a bank or trust company, organized and doing business under the laws of the United States of America or any State, authorized under such laws to exercise corporate trust powers. In addition, the Trustee or its parent corporation shall at all times
(i) have a combined capital and surplus of at least $150,000,000 and (ii) be subject to supervision or examination by Federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee hereunder shall at all times qualify for purposes of Rule 3a-7 as an "independent trustee" under the Investment Company Act of 1940. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 907 hereof.

          Section 907.   Resignation and Removal of Trustee.  (a) The Trustee
                         ----------------------------------
may not at any time resign without first (i) appointing a successor Trustee that has accepted such appointment and that has been approved, in writing, by the Class A Majority, the Class B Majority, the Bank, the Rating Agency, and if no Indenture Event of Default or Incipient Default has occurred and is continuing, the Issuer and (ii) delivering to the Bank and the Noteholders an Opinion of Counsel stating that the Trustee cannot legally perform its duties as Trustee under the Documents. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (b) The Trustee may be removed at any time at the direction of the Majority of Holders and the Bank upon written notice delivered to the Trustee and the Issuer. The Issuer, with the consent of the Bank and the Majority of Holders, may remove the Trustee if: (1) the Trustee fails to comply with Section 906 hereof; (2) the Trustee is adjudged bankrupt or insolvent; (3) a receiver or other public officer takes charge of the Trustee or its property or affairs; or
(4) the Trustee becomes incapable of acting.

          (c) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 906 hereof or this Section 907 and shall fail to resign after written request therefor by the Bank, the Rating Agency and the Majority of Holders (or the Issuer with the consent of the Bank and the Majority of Holders), then the Issuer may, and shall at the direction of the Bank, remove the Trustee and appoint a successor Trustee reasonably acceptable to the Majority of Holders and the Bank by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

          (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 908 hereof.

          Section 908.   Successor Trustee.  (a) Any successor Trustee appointed
                         -----------------
as provided in Section 907 hereof shall execute, acknowledge and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall, at the direction of the Class A Majority and the Class B Majority with the consent of the Bank, cause the Custodian to deliver to the successor Trustee the Mortgage Loans and Mortgage Loan Files, if any, delivered to it, together with any amounts remaining in the Collection Account, the Letter of Credit Account and/or the Reserve Account. In addition, the predecessor Trustee and, upon request of the successor Trustee, the Issuer shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

          (b) No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 906 hereof and shall be reasonably acceptable to the Bank.

          (c) Upon acceptance of appointment by a successor Trustee as provided in this Section, the Issuer shall mail notice of the succession of such Trustee hereunder to the Bank, the Rating Agency and to all Noteholders at their addresses as shown in the registration books maintained by the Trustee. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Issuer.

          Section 909.   Merger or Consolidation of Trustee.  Any entity into
                         ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of
Section 906 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 910.   Separate Trustees, Co-Trustees and Custodians.  (a) The
                         ---------------------------------------------
Trustee or the Majority of Holders, in each case with the consent of the Bank and, provided neither an Incipient Default nor an Indenture Event of Default has occurred, the Issuer, which consents shall not be unreasonably withheld or delayed, shall each have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any of the Collateral, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by counsel that such separate trustee or co-trustee is necessary or advisable) under any applicable laws or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any applicable jurisdiction. The separate trustees, co-trustees, or custodians so appointed shall be trustees, co-trustees, or custodians for the benefit of all Noteholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.

          (b) Every separate trustee, co-trustee and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee, co-trustee or custodian;

          (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

          (iv) the Trustee or the Majority of Holders (in each case, with the consent of the Bank) may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian so appointed by it or them if such resignation or removal does not violate the other terms of this Indenture.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

          (d) Any separate trustee, co-trustees, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee, co-trustee, or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or custodian.

          (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 906 hereof and no notice to Noteholders of the appointment thereof shall be required under Section 908 hereof.

          (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

          Section 911.  Representations and Warranties.  The Trustee hereby
                        ------------------------------
represents and warrants that:

          (a) Organization and Good Standing.  The Trustee is a national banking
              ------------------------------
association duly organized, validly existing and in good standing under the laws of the United States of America, and has the power to own its assets and to transact the business in which it is presently engaged;

          (b) Authorization.  The Trustee has the power, authority and legal
              -------------
right to execute, deliver and perform this Indenture and to authenticate the Notes, and the execution, delivery and performance of this Indenture and the authentication of the Notes has been duly authorized by the Trustee by all necessary corporate action;

          (c) Binding Obligations.  This Indenture, assuming due authorization,
              -------------------
execution and delivery by all other parties hereto, constitute the legal, valid and binding obligations of the Trustee, enforceable against the Trustee in accordance with their terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

          (d) No Violation.  The performance by the Trustee of its obligations
              ------------
under this Indenture will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the charter documents or bylaws of the Trustee;

          (e) No Proceedings.  There are no proceedings or investigations to
              --------------
which the Trustee is a party pending, or, to the knowledge of the Trustee, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture or the Notes, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Indenture or the Notes; and

          (f) Approvals.  Neither the execution or delivery by the Trustee of
              ---------
this Indenture nor the consummation of the transactions by the Trustee contemplated hereby and thereby requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal or State of Minnesota or State of Maryland law governing the banking or trust powers of the Trustee.

          Section 912.   Trustee Offices.  The Trustee shall maintain in
                         ---------------
Minneapolis, Minnesota an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange, which office shall initially be located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070 and shall promptly notify the Issuer, the Servicer, the Noteholders and the Bank of any change of such location.

          Section 913.   Notice of Event of Default.  If the Trustee shall have
                         --------------------------
actual Knowledge of an Indenture Event of Default, the Trustee shall give prompt written notice thereof to the Bank, the Rating Agency and the Noteholders. For all purposes of this Indenture, in the absence of Knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have actual knowledge of any Indenture Event of Default unless notified in writing thereof by the Issuer, any Noteholder or the Bank, and such notice references the Notes generally, the Issuer or this Indenture.

          Section 914.   Back-Up Servicer and Securities Intermediary.  Except
                         --------------------------------------------
as provided under Section 902 hereof with respect to the Trustee succeeding to the obligations of Servicer, the Back-Up Servicer and the Securities Intermediary shall have the same rights and protections as the Trustee in performing their obligation under the Indenture and the related Documents.

                                   ARTICLE X

                            SUPPLEMENTAL INDENTURES

          Section 1001. Supplemental Indentures without Consent of Holders.
                        ---------------------------------------------------

          Without the consent of any Noteholder, but with the consent of the Bank, the Issuer and the Trustee may enter into one or more supplements to this Indenture ("Supplements") for any of the following purposes: (i) to add to the
            -----------
covenants of the Issuer for the benefit of the Noteholders and the Bank, or to surrender any right or power herein conferred upon the Issuer; (ii) to correct any manifest error, or to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture; (iii) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of issue, authentication and delivery of the Notes, as herein set forth, or additional conditions, limitations and restrictions thereafter to be observed by the Issuer; (iv) to convey, transfer, assign, mortgage or pledge any additional property to or with the Trustee; or
(v) to evidence the succession of the Trustee.

          Section 1002. Supplemental Indentures with Consent of Holders.
                        ------------------------------------------------

          With the consent of the Class A Majority, the Class B Majority and the Bank, and upon prior notice to the Rating Agency, the Issuer and the Trustee may enter into a Supplement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such Supplement shall, without the consent of the Noteholder of each outstanding Note affected thereby and the Bank: (i) reduce the principal amount of any Note or the rate of interest thereon, or change the date on which, or the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity date thereof; (ii) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Noteholders is required for any such Supplement, or the consent of whose Noteholders is required for any waiver of compliance with certain provisions of this Indenture or certain Indenture Events of Default and their consequences provided for in this Indenture or the consent of which is required to waive any payment default on the Notes; (iii) modify the provisions of this paragraph except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Bank and the Noteholder of each outstanding Note affected thereby; (iv) modify or alter the definition of the term "Outstanding"; (v) impair or adversely affect the Collateral except as otherwise permitted herein;
(vi) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Collateral or terminate the Lien of this Indenture on any Collateral (except as otherwise expressly permitted herein) or deprive the Bank or any Noteholder of the security afforded by the Lien of this Indenture; or (vii) modify any of the provisions of this Indenture in such a manner as to affect the amount of any payments of interest or principal due on any Note on any Payment Date or at the Stated Maturity Date.

          Section 1003. Execution of Supplemental Indentures.
                        ------------------------------------

          In executing, or accepting the additional trusts created by, a Supplement permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such Supplement is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such Supplement which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 1004. Effect of Supplemental Indentures.
                        ---------------------------------

          Upon the execution of any Supplement under this Article, this Indenture shall be modified in accordance therewith, and such Supplement shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 1005. Reference in Notes to Supplemental Indentures.
                        ----------------------------------------------

          Notes authenticated and delivered after the execution of any Supplement pursuant to this Article may, and shall if required by the Issuer, bear a notation in form approved by the Trustee as to any matter provided for in such Supplement. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee, may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

          Section 1006. Notice of Supplemental Indentures.
                        ----------------------------------

          Promptly, but in no event later than ten (10) days after the execution by the Issuer and the Trustee of any Supplement, the Issuer shall mail to the Noteholders, the Trustee, the Bank and the Rating Agency, a true copy of such Supplement. Any failure of the Issuer to mail such copy of the Supplement, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplement.

           Section 1007. Bank to Approve Amendments.
                         --------------------------

          The parties hereto, and the Holders from time to time of the Notes, grant to the Bank the right of prior approval of amendments or supplements to the Documents (other than Mortgage Documents).

                                  ARTICLE XI

                                 HOLDERS LISTS

          Section 1101. Issuer to Furnish Trustee Names and Addresses of
                        ------------------------------------------------
                        Holders.
                        -------

          The Issuer will furnish or cause to be furnished to the Trustee and the Bank (i) not more than ten (10) days after each Record Date with respect to the Notes, a list, in such form as the Trustee or the Bank may reasonably require, of the names and addresses and tax identification numbers of the Holders of Notes as of such Record Date, and (ii) at such other times as the Trustee or the Bank may request in writing, within thirty (30) days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished; provided, however, that so long as the Trustee maintains the Note Register, no such lists shall be required.

          Section 1102. Preservation of Information; Communications to Holders.
                        ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 1101 and the names and addresses of Holders received by the Trustee in its capacity as note registrar. The Trustee may destroy any list furnished to it as provided in Section 1101 upon receipt of a new list so furnished.

                                  ARTICLE XII

                          REPURCHASE AND SUBSTITUTION

          Section 1201. Optional Purchase or Substitution by Issuer or Servicer
                        -------------------------------------------------------

          (a) In addition to the other circumstances under the Documents permitting purchase or substitution of Instruments, the Issuer and the Servicer shall have the right (but not the obligation), at any time either to purchase for the applicable Mortgage Purchase Price, or to substitute one or more Substitute Mortgage Loans for other, Mortgage Loans then subject to the Lien of this Indenture (each a "Predecessor Mortgage Loans") if,
                        --------------------------

          (1) (i) the Predecessor Mortgage Loan is either a Mortgage Loan in imminent default or a Defaulted Mortgage Loan as of the most recent Determination Date, or a bankruptcy petition has been filed by or against the Mortgagor; and

          (ii) the Aggregate Instrument Principal Balance of (A) all Predecessor Mortgage Loans for which substitution or purchase has been or is being made pursuant to subsection 1201(a)(1)(i) above and (B) all Mortgage Loans modified pursuant to clause (x) of Section 3.06 of the Servicing Agreement does not exceed fifteen percent (15%) of the Initial Aggregate Instrument Principal Balance; or

          (2) (i) the Predecessor Mortgage Loan became either an Upgrade or a Wraparound Mortgage; and

          (ii) the Aggregate Instrument Principal Balance of all Predecessor Mortgage Loans for which a Substitute Mortgage Loan is delivered under this subsection 1201(a)(2) does not exceed fifteen percent (15%) of the Initial Aggregate Instrument Principal Balance.

          (b) The Issuer shall either give written notice or cause the Servicer in the Servicer Report to specify to the Trustee, the Bank and the Rating Agency each substitution of Instruments pursuant to subsection 1201(a)(1) hereof or subsection 1201(a)(2) hereof or any mandatory substitution or purchase during the preceding Collection Period. Such Servicer Report or other written notice shall (i) specify the amount of each Scheduled Payment under the Predecessor Mortgage Loan and the amount of each Scheduled Payment under each Substitute Mortgage Loan, (ii) specify the Instrument Principal Balance of the Predecessor Mortgage Loans, the Instrument Principal Balance of the Substitute Mortgage Loans and any amounts to be deposited in the Collection Account in connection with such Substitute Mortgage Loans and (iii) with respect to a substitution pursuant to subsection 1201(a)(1) hereof or subsection 1201(a)(2) hereof above, be accompanied by an Officer's Certificate of Issuer or Servicer, certifying as to compliance with the provisions of the applicable paragraph.

          Section 1202.  Release of Predecessor Mortgage Loan.  Upon any
                         ------------------------------------
substitution of Instruments in accordance with the provisions of Section 1201(a) above or any mandatory substitution or purchase, the Predecessor Mortgage Loan and all related Collateral shall be released from the Lien of this Indenture and the Originator's, the Issuer's and the Servicer's obligations under the Documents with respect to such Predecessor Mortgage Loan shall cease (except for any indemnities with respect to such Predecessor Mortgage Loan), but the related Originator, the Issuer and the Servicer shall each thereafter have the same obligations with respect to the Substitute Mortgage Loan as each of them have with respect to all other Mortgage Loans subject to the terms of the Documents.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

          Section 1301. Compliance Certificates and Opinions.
                        ------------------------------------

          (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and, if deemed reasonably necessary by the Trustee or if required pursuant to the terms of this Indenture, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 1302. Form of Documents Delivered to Trustee.
                        --------------------------------------

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 1303. Acts of Holders.
                        ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be (i) embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, (ii) evidenced by (A) the record of one or more Holders voting in favor thereof at any meeting of Holders or (B) the written consent or direction of the Majority of Holders or the Holders of a specified percentage of the principal amount of the Notes, as the case may be, or (iii) evidenced by a combination of such instrument or instruments and any such record of such a meeting; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and record are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c)  The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 1304.  Reserved.

          Section 1305.  Limitation of Rights.  Except as expressly set forth in
                         --------------------
this Indenture, this Indenture shall be binding upon the Issuer, the Trustee, the Noteholders and their respective successors and permitted assigns and shall not inure to the benefit of any Person other than the parties hereto, the Noteholders and the Servicer as provided herein. Notwithstanding the previous sentence, the parties hereto, the Transferor and the Servicer acknowledge that the Bank is an express third-party beneficiary hereof entitled to enforce its rights hereunder as if actually a party hereto.

          Section 1306.  Severability.  (a) If any provision of this Indenture
                         ------------
is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

          (b) The invalidity of any one or more phrases, sentences, clauses or Sections of this Indenture contained, shall not affect the remaining portions of this Indenture, or any part thereof.

          Section 1307.  Notices.  All demands, notices and communications
                         -------
hereunder shall be in writing, personally delivered, sent by an overnight express mail or delivery service or by fax, and shall be deemed to have been duly given upon receipt (a) in the case of the Trustee, at the following address: Norwest Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479-0070, Telecopy: (612) 667-3539,
Telephone: (612) 667-7683, Attention: Corporate Trust Services -- Asset-Backed Administration, with a copy to 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Corporate Trust Department, Telecopy: (410) 884-2372,
Telephone: (410) 884-2152, (b) in the case of the Servicer, at the following address: VCH Portfolio Services, Inc., 8801 Vistana Centre Drive, Orlando, Florida 32821, Attention: Chief Financial Officer, Telephone: (407) 239-3100,
Telecopy: (407) 239-3222, with a copy to VCH Portfolio Services, Inc., 701 Brickell Avenue, Suite 2100, Miami, Florida 33131, Attention: Susan Werth, Esq.,
Telephone: (305) 577-3150, Telecopy: (305) 374-7159, (c) in the case of the Issuer, at the following address: Vistana 1998-A Timeshare Mortgage Corp., 8801 Vistana Centre Drive, Orlando, Florida 32821, Attention: Chief Financial Officer, Telephone: (407) 239-3100, Telecopy: (407) 239-3222, with a copy to Vistana 1998-A Timeshare Mortgage Corp., 701 Brickell Avenue, Suite 2100, Miami, Florida 33131, Attention: Susan Werth, Esq., Telephone: (305) 577-3150,
Telecopy: (305) 374-7159, (d) in the case of VDI, at the following address:
Vistana Development, Inc., 8801 Vistana Centre Drive, Orlando, Florida 32821,
Attention: Chief Financial Officer, Telephone: (407) 239-3100, Telecopy: (407) 239-3222, with a copy to Vistana Development, Inc., 701 Brickell Avenue, Suite 2100, Miami, Florida 33131, Attention: Susan Werth, Esq., Telephone: (305) 577-3150, Telecopy: (305) 374-7159, (e) in the case of Points, at the following address: Points of Colorado, Inc., 8801 Vistana Centre Drive, Orlando, Florida 32821, and 701 Brickell Avenue, Suite 2100, Miami, Florida 33131, Attention:
Susan Werth, Esq., Telephone: (305) 577-3150, Telecopy: (305) 374-7149, (f) in
the case of the Rating Agency, at the following address: Duff & Phelps Credit Rating Co., 17 State Street, New York, New York 10004, Attention: ABS/Timeshare Group and (g) in the case of the Bank, at the following address: 75 Wall Street, New York, New York 10005-2889, Attention: Asset-Backed Finance, Telephone: (212) 429-2552, Telecopy: (212) 429-2780 or at other such address as shall be designated by such party in a written notice to the other parties. Any notice required or permitted to be given to a Noteholder shall be sent to the address of such Holder as shown in the Note Register or to the telephone and fax number furnished by such Noteholder to the Note Registrar.

          Section 1308.  Captions.  The captions or headings in this Indenture
                         --------
are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

          Section 1309.  Governing Law.  This Indenture shall be governed by and
                         -------------
interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

          Section 1310.  No Petition.  The Trustee, on its own behalf, hereby
                         -----------
covenants and agrees, and each Noteholder by its acquisition of a Note shall be deemed to covenant and agree, that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, at any time other than on a date which is at least 135 days after the last date on which any such Note was outstanding.

          Section 1311.  General Interpretive Principles.  For purposes of this
                         -------------------------------
Indenture except as otherwise expressly provided or unless the context otherwise requires:

          (a) the defined terms in this Indenture shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Indenture;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          Section 1312.  Third Party Beneficiaries.  The Trustee and the Issuer
                         -------------------------
hereby agree that the Bank shall be a third party beneficiary with respect to the rights, duties and obligations of the various parties to this Indenture.

          Section 1313.  Bank Consent and Direction Rights.  The Bank's rights
                         ---------------------------------
hereunder shall terminate at such time as no amount owed to the Bank hereunder or under the Reimbursement Agreement remains unpaid, and the Bank shall have received an Opinion of Counsel to the effect that no monies paid under the Notes are subject to recapture as preferences under Section 547 of the Bankruptcy Code.

          Section 1314.  Effective Date of Transaction.  Notwithstanding that
                         -----------------------------
this Indenture is dated as of July 31, 1998, the various transfers, conveyances and transactions set forth in this Indenture, including, without limitation, the security interests granted pursuant to Sections 309 and 401 hereof, shall not be effective until the Closing Date.

          Section 1315.  Confidentiality.  Each Noteholder, by acceptance of its
                         ---------------
Note, agrees and covenants to abide by the provisions of Sections 205(j) and 602(k) hereof.

          IN WITNESS WHEREOF, the Issuer, the Securities Intermediary, the Back-Up Servicer and the Trustee have caused this Indenture to be duly executed and delivered by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                              VISTANA 1998-A TIMESHARE MORTGAGE CORP.


                              By: /s/ Susan Werth
                                  -----------------------------------
                              Name:  Susan Werth

                              Title: Senior Vice President - Law


                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Trustee, as Securities
                              Intermediary and as Back-up Servicer


                              By: /s/ Amy Wahl
                                  -----------------------------------
                              Name:  Amy Wahl

                              Title: Assistant Vice President

                                                                       Exhibit A
                                                                       ---------

                              Instrument Schedule

                                   EXHIBIT B

                             TRANSFER CERTIFICATE

                       (Transfers pursuant to Rule 144A)

          FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto ______________________________________
______________________________________________________________________________
______________ (please print or typewrite name, Taxpayer Identification No. and address including postal zip code of assignee) ____________________________ _________________________________________________ the accompanying ___%
Timeshare Mortgage-Backed Notes, Series 1998-A, Class A [and] [___% Timeshare Mortgage-Backed Notes, Series 1998-A, Class B ] bearing number ___________ (the "Note") and all rights thereunder, hereby irrevocably constituting and
 ----
appointing _____________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises. Capitalized terms not defined herein shall have the meaning set forth in the Indenture, dated as of July 31, 1998, by and between Vistana 1998-A Timeshare Mortgage Corp., as Issuer and Norwest Bank National Association, as Trustee.

          In connection with any transfer of the Note, the undersigned confirms that, without utilizing any general solicitation or general advertising, the
Note is being transferred by the undersigned to a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) pursuant to the exemption from registration under the
      --------------
Securities Act provided by Rule 144A thereunder, in a transaction which satisfies the requirements of such Rule 144A.

          The undersigned (the "Seller") has informed the assignee of the Note
                                ------
(the "Purchaser"), and such assignee understands, that the Note will bear a
      ---------
legend to the following effect:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, UNLESS SUCH TRANSFER IS MADE TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER ("QIB") UNDER RULE 144A, AS AMENDED ("RULE 144A") OR TO AN ACCREDITED INVESTOR UNDER SECTION 501(a)(1), (2), (3) AND (7) OF THE SECURITIES ACT ("ACCREDITED INSTITUTIONAL INVESTOR") IN A TRANSACTION WHICH DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND PURSUANT TO AN EFFECTIVE REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS, OR IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION. IN ADDITION, SUCH TRANSACTION MUST COMPLY WITH THE PROVISIONS SET FORTH IN SECTION 205 OF THE INDENTURE. BECAUSE OF THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.


Dated: ____________


                              [SELLER]

                              By:_________________________________________

                              Name:____________________

                              Title:___________________

                              NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY PURCHASER:

          By execution hereof Purchaser agrees to be bound, as Noteholder, by all of the terms, covenants and conditions of the Indenture and the Note and from and after the date hereof Purchaser assumes all of Seller's obligations as Noteholder thereunder.

          The undersigned represents and warrants to the Seller, the Issuer, the Trustee, the Bank, the Servicer and any subservicer that (A) it is a "Qualified Institutional Buyer" as defined in Rule 144A under the Securities Act and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered Holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A and (B) the Investor understands and acknowledges that the acquisition of Notes by an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or
                                                                     -----
the provisions of Section 4975 of the Code (a "Plan"), could result in a
                                               ----
prohibited transaction under ERISA or Section 4975 of the Code, unless such acquisition is subject to a statutory or administrative exemption.

Dated: __________________
                              By: _____________________________

                              Name: ___________________________

                              Title: __________________________
                              NOTICE: To be executed by an authorized officer.

                                   EXHIBIT C

                             TRANSFER CERTIFICATE
    (Transfers other than pursuant to Rule 144A to Accredited Institutional
                                  Investors)


VCM Portfolio Services, Inc.
8801 Vistana Centre Drive
Orlando, Florida 32821
Attn: Chief Financial Officer

Vistana 1998-A Timeshare Mortgage Corp.
8801 Vistana Centre Drive
Orlando, Florida 32821
Attn: Chief Financial Officer

               Re: ___% Timeshare Mortgage-Backed Notes, Series 1998-A, Class A [and] [___% Timeshare Mortgage-Backed Notes, Series 1998-A, Class B] (the "Note"), issued by Vistana 1998-A Timeshare Mortgage Corp. (the "Issuer")

Dear Sir or Madam:

          FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________
_______________________________________________________________________________
(please print or typewrite name, Taxpayer Identification No. and address including postal zip code of assignee) ____________________________ _________________________________________________ the accompanying ___%
Timeshare Mortgage-Backed Notes, Series 1998-A, Class A [and] [___% Timeshare Mortgage-Backed Notes, Series 1998-A, Class B ] bearing number ___________ (the "Note") and all rights thereunder, hereby irrevocably constituting and
 ----
appointing _____________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises. Capitalized terms not defined herein shall have the meaning set forth in the Indenture, defined below.

          1. In connection with such transfer and in accordance with Section 205 of the Indenture, dated as of July 31, 1998 (the "Indenture"), between Norwest Bank Minnesota, National Association (the "Trustee") and the Issuer, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Note, any interest in the Note or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Note, any interest in the Note or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Note under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Note a violation of Section 5 of the Securities Act or require registration pursuant thereto.

          2. The Purchaser warrants and represents to, and covenants with, the Seller, the Trustee, the Bank, the Issuer and the Servicer pursuant to Section 205 of the Indenture as follows:

               a. The Purchaser understands that the Note has not been and will not be registered under the Securities Act or the securities laws of any state and, if the Notes are not then registered under applicable federal and state securities law (which registration the Issuer is not obligated to effect), it will not offer to sell, transfer or otherwise dispose of the Notes except in a transaction which is exempt from such registration.

               b. The Purchaser is acquiring the Note for investment for its own account only and not with a view to the distribution thereof, and the Purchaser agrees not to dispose of any Note in violation of the registration requirements of the Securities Act of 1933, as amended, or any other requirement of law.

               c. The Purchaser is either a Qualified Institutional Buyer under Rule 144A under the Securities Act or an "Accredited Investor" under Rule 501(a)(1), (2), (3) and (7) of the Securities Act.

               d. The Purchaser has been furnished with all information regarding the Note that it has requested from the Issuer, the Trustee or the Servicer.

               e. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Note, any interest in the Note or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Note, any interest in the Note or any other similar security from, or otherwise approached or negotiated with respect to the Note, any interest in the Note or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Note under the Securities Act or that would render the disposition of the Note a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Note.

               f. The Purchaser understands and acknowledges that the acquisition of Notes by an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the provisions of Section 4975 of the Code (a "Plan"), could result in a prohibited transaction under ERISA or Section 4975 of the Code, unless such acquisition is subject to a statutory or administrative exemption.

          3. The Purchaser has conducted an independent investigation of the risks involved in holding the Notes and understands those risks. The Purchaser has been provided with all information concerning the Notes, the Issuer, the Bank, the Servicer, the Originators and the Mortgage Loans that it has requested.

          4. By execution hereof Purchaser agrees to be bound, as Noteholder, by all of the terms, covenants and conditions of the Indenture and the Note and from and after the date hereof Purchaser assumes all of Seller's obligations as Noteholder thereunder.

          5. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties have caused this document to be executed by their duly authorized officers as of the date set forth below.


_______________________________                    _____________________________
Seller                                             Purchaser

By:____________________________                    By:__________________________
Name:                                              Name:
Title:                                             Title:
Taxpayer Identification                            Taxpayer Identification
No._________________________                       No._______________________

Date:__________________________                    Date:________________________

                                   EXHIBIT D

                         FORM OF NON-RECOURSE RELEASE

                             Trustee's Certificate
                   pursuant to Section 405 of the Indenture
                   ----------------------------------------


          Norwest Bank Minnesota, National Association, as indenture trustee (the "Trustee") pursuant to the Indenture, dated as of July 31, 1998, between Vistana 1998-A Timeshare Mortgage Corp. (the "Issuer") and the Trustee (the "Indenture"), does hereby release and sell, transfer, assign, deliver and otherwise convey to ______________ (the "Purchaser"), without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the assets identified in the attached certificate and all income thereon and proceeds thereof (collectively, the "Assets") and all security and documents relating thereto.

          IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of
____________.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Indenture Trustee


                                        By: ___________________________

                                        Title: ________________________

                                                                       Exhibit E
                                                                       ---------


                        FORM OF ASSIGNMENT OF MORTGAGE

KNOW ALL MEN BY THESE PRESENTS:

     That VISTANA 1998-A TIMESHARE MORTGAGE CORP., a Delaware corporation, ("Assignor"), as owner and holder of the mortgages as more particularly described on Exhibit "A" of that certain Assignment of Mortgages by Vistana Timeshare Mortgage Corp. in favor of VTM Corp., dated September ____, 1998 and recorded September ____, 1998 under Clerk's Number __________, in Official Records Book _____, Page ____, Public Records of Orange County, Florida, said mortgages having been further assigned to Vistana Development, Inc. by that certain Assignment of Mortgages by VTM Corp., in favor of Vistana Development, Inc., dated September ____, 1998 and recorded September ____, 1998, under Clerk's Number __________ in Official Records Book _____, Page ____, Public Records of Orange County, Florida, and said mortgages having been further assigned to Assignor by that certain Assignment of Mortgages by Vistana Development, Inc., in favor of Assignor dated September ____, 1998, and recorded September ____, 1998, under Clerk's Number __________ in Official Records Book _____, Page ____, Public Records of Orange County, Florida, and by this reference incorporated herein, said mortgages encumbering timeshare interests in the timeshare condominium projects more particularly described on Exhibit "A" attached hereto, for and in consideration of the payment of the "Mortgage Purchase Price" as set forth in that certain Cross-Receipt and Application of Proceeds entered into by and between Assignor and Assignee and others dated September ____, 1998, and other valuable consideration to it in hand paid by NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE, ("Assignee"), the receipt whereof is hereby acknowledged, does by these presents grant, bargain, sell, assign, transfer and set over unto Assignee all right, title and interest of Assignor in and to such mortgage(s);

     TOGETHER WITH the promissory note(s) and other obligations therein described of the mortgagor(s), all moneys due and to become due thereunder, and all interest thereon, and all rights arising therefrom.

     IN WITNESS WHEREOF, the Assignor has caused these presents to be executed this __ day of September, 1998.

WITNESSES:                                   VISTANA DEVELOPMENT, INC.,
                                             a Florida corporation

__________________________                   By:________________________________

Name:_____________________                   Name:______________________________

__________________________                   Its:_______________________________

Name:_____________________
                                                      (CORPORATE SEAL)

                                             Address:  8801 Vistana Centre Drive
                                                       Orlando, Florida 32821

                                                       Assignor

STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this ____ day of September, 1998, by _________________ as ___________________ of VISTANA
DEVELOPMENT, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced ___________________________ as identification.

                                             ___________________________________
          (SEAL) Notary Public, State of Florida Name:______________________________
                                             Commission No.:____________________
                                             My Commission Expires:_____________

                                  APPENDIX A

                                  DEFINITIONS
                                  -----------

          "Accredited Institutional Investor" has the meaning set forth in the
           ---------------------------------
preamble of the form of Note set forth in Section 202 of the Indenture.

          "Actual Payments" has the meaning set forth in Section 304(b)(v) of
           ---------------
the Indenture.

          "Account Property" means, with respect to any account established and
           ----------------
maintained pursuant to the Indenture or any Supplement, all amounts, deposits, investments and any other property held from time to time in such account; including, but not limited to, deposits, book-entry securities, uncertificated securities, security entitlements, investment property, accounts and all proceeds of the foregoing.

          "Affiliate" means any entity other than the entity in question that
           ---------
(i) owns beneficially, directly or indirectly, 10% or more of the outstanding shares of common stock of such entity in question or (ii) of which 10% or more of the outstanding shares of its common stock is owned beneficially, directly or indirectly, by the entity in question, or (iii) which is "controlled," as defined in Section 230.405 of the Rules and Regulations of the Securities and Exchange Commission, 17 C.F.R. Section 230.405, by an entity described in clause
(i) above. Notwithstanding the foregoing, no Person owning 20% or less of the common stock of Vistana shall be deemed an Affiliate.

          "Aggregate Instrument Principal Balance" means, as of any date of
           --------------------------------------
determination, the sum of the Instrument Principal Balances of all Instruments (unless otherwise specified).

          "Annualized Default Rate" for any Collection Period means (i) the
           -----------------------
ratio, expressed as a percentage, of the Aggregate Instrument Principal Balance of all Instruments that became Defaulted Instruments (provided that, for the purposes of this definition only, the Instrument Principal Balance of each such Defaulted Instrument shall not be deemed to be zero as set forth in the definition of "Instrument Principal Balance" herein) during such Collection Period over the Aggregate Instrument Principal Balance of all Instruments on the first day of such period, multiplied by (ii) 12.

          "Articles of Organization" means  the charter, certificate of
           ------------------------
incorporation, certificate of trust, trust agreement, articles, operating agreement, partnership agreement, by-laws and any other written documents evidencing the formation, organization and continuing existence of the entity related thereto.

          "Assignment of Mortgage" means a written assignment of one or more
           ----------------------
specific Mortgages relating to one or more Instruments in recordable form, sufficient under the laws of the jurisdiction wherein the related Unit is located to give record notice of a transfer of a Mortgage and its proceeds, delivered by Issuer to Trustee in the form of Exhibit E to the Indenture.

          "Association" or "Timeshare Association" means the not-for-profit
           -----------      ---------------------
corporation related to a particular Timeshare Interest responsible for operating and maintaining a particular Timeshare Project.

          "Available Amounts" means, as of any Payment Date, all those amounts
           -----------------
deposited in the Collection Account, with respect to the related Collection Period, whether as payments under the Mortgage Loans (including Scheduled Payments, Prepayments, casualty insurance payments and any other unscheduled payments of principal or interest on the Mortgage Loans), recoveries with respect to Defaulted Instruments, Servicer Advances, investment income from the Reserve Account and Collection Account or repurchases of Defaulted Mortgage Loans, but without giving effect to any amounts drawn by the Trustee from either the Reserve Account (other than such investment income) or the Letter of Credit.

          "Back-up Servicer" has the meaning set forth in Section 501(d) of the
           ----------------
Indenture.

          "Back-up Servicing Fee" means, with respect to any Payment Date, an
           ---------------------
amount equal to the product of (x) one-twelfth (1/12), (y) .0002 and (z) the Aggregate Instrument Principal Balance on the opening of business on the first day of the related Collection Period, provided, however, that the Back-up Servicing Fee on the Payment Date occurring on October 20, 1998 shall be calculated based on the Initial Aggregate Instrument Principal Balance.

          "Bank" means Dresdner Bank AG, New York Branch.

          "Bank Rate" means the sum of LIBOR plus two percent (2%).
           ---------

          "Bankruptcy Code" means  the Bankruptcy Code of 1978, as amended, as
           ---------------
codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be in effect from time to time.

          "Borrower" means Vistana Timeshare Mortgage Corp., a Delaware
           --------
corporation.

          "Business Day" means any day other than a Saturday, Sunday or a day on
           ------------
which banks in New York, New York, the State of Florida, the State of Maryland or the state in which the Trustee's Corporate Trust Office is located (and, with respect to the calculation of LIBOR, London, England) are required or permitted to close or any date on which the New York Stock Exchange is scheduled to close.

          "Class A Majority" means as of the date of determination, Holders
           ----------------
having more than fifty percent (50%) of the then-outstanding Voting Rights of all of the Class A Noteholders.

          "Class A Monthly Interest" means, with respect to any Payment Date, an
           ------------------------
amount, in dollars, equal to the product of (i) one-twelfth, (ii) 5.891% and
(iii) the Class A Note Balance on the immediately preceding Payment Date after giving effect to the payments of Monthly Principal and Overdue Principal made on such immediately preceding Payment Date, provided, however, that the Class A Monthly Interest on the initial Payment Date of October 20, 1998 shall be twenty (20) days' interest calculated based on the Class A Note Balance on the Closing Date.

          "Class A Monthly Principal" means, with respect to any Payment Date,
           -------------------------
an amount equal to the product of (a) the Class A Percentage and (b) Monthly Principal; provided, however, that (A) in no event shall the Class A Monthly Principal exceed the Class A Note Balance as of such Payment Date, (B) on the Stated Maturity Date the Class A Monthly Principal will be the Class A Note Balance, and (C) on such earlier date on which the entire principal balance of the Notes shall be due and payable, if the Trustee forecloses on the Collateral pursuant to the terms of the Indenture and either (i) disposes of all or substantially all of the Mortgage Loans or (ii) if the Holders of a majority of the Outstanding principal amount of each Class of Notes, or the Bank, has advised the Trustee in writing that the Collateral has deteriorated and that there is a reasonable likelihood that all Monthly Principal, Overdue Principal (if any), Monthly Interest and Overdue Interest (if any) on the Notes and Letter of Credit Drawings will not be paid in full, then (except with respect to Letter of Credit Drawings) the Class A Monthly Principal will be the Class A Note Balance.

          "Class A Note Balance" means, as of the Closing Date, $31,973,000.00,
           --------------------
and thereafter shall equal the Class A Note Balance as of the Closing Date reduced by all subsequent and unrevoked principal payments on the Class A Notes.

          "Class A Noteholder" means, at any time, any Person in whose name a
           ------------------
Class A Note is registered in the Note Register.

          "Class A Notes" means any Class A Notes authorized by, authenticated
           -------------
and delivered under the Indenture.

          "Class A Overdue Interest" means, with respect to any Payment Date, an
           ------------------------
amount equal to the excess, if any, of (a) the aggregate amount of Monthly Interest due on the Class A Notes as of all preceding Payment Dates over (b) the aggregate amount of Monthly Interest actually paid to the Class A Noteholders with respect to the Class A Notes on all preceding Payment Dates.

          "Class A Overdue Principal" means, as of any Payment Date, an amount
           -------------------------
equal to the excess, if any, of (a) the aggregate amount of all Class A Monthly Principal due on the Class A Notes as of all preceding Payment Dates over (b) the aggregate amount of principal payments (from whatever source) actually paid to the Class A Noteholders with respect to the Class A Notes on all preceding Payment Dates.

          "Class A Percentage" means 48.33147%, provided, however, that if a
           ------------------
draw on the Letter of Credit has occurred and any part of such draw remains unreimbursed, "Class A Percentage" shall be a fraction, expressed as a percentage, in which the numerator shall be the Class A Note Balance and the denominator shall be the sum of the Class A Note Balance, the Class B Note Balance and the outstanding unreimbursed amount of all draws on the Letter of Credit on such Determination Date.

          "Class A Voting Rights" means the Voting Rights of all Class A
           ---------------------
Noteholders.

          "Class B Majority" means, as of the date of determination, Holders
           ----------------
having more than fifty percent (50%) of the then-outstanding Voting Rights of all of the Class B Noteholders.

          "Class B Monthly Interest" means, with respect to any Payment Date, an
           ------------------------
amount, in dollars, equal to the product of (i) one-twelfth, (ii) 6.282% and
(iii) the Class B Note Balance on the immediately preceding Payment Date after giving effect to the payments of Monthly Principal and Overdue Principal made on such immediately preceding Payment Date, provided, however, that the Class B Monthly Interest on the initial Payment Date of October 20, 1998 shall be twenty
(20) days' interest calculated based on the Class B Note Balance on the Closing Date.

          "Class B Monthly Principal" means, with respect to any Payment Date,
           -------------------------
an amount equal to the product of (a) the Class B Percentage and (b) Monthly Principal; provided, however, that (A) in no event shall the Class B Monthly Principal exceed the Class B Note Balance as of such Payment Date, (B) on the Stated Maturity Date the Class B Monthly Principal will be the Class B Note Balance, and (C) on such earlier date on which the entire principal balance of the Notes shall be due and payable, if the Trustee forecloses on the Collateral pursuant to the terms of the Indenture and either (i) disposes of all or substantially all of the Mortgage Loans or (ii) if the Holders of a majority of the Outstanding principal amount of each Class of Notes, or the Bank, has advised the Trustee in writing that the Collateral has deteriorated and that there is a reasonable likelihood that all Monthly Principal, Overdue Principal (if any), Monthly Interest and Overdue Interest (if any) on the Notes and Letter of Credit Drawings will not be paid in full, then (except with respect to the Letter of Credit Drawings) the Class B Monthly Principal will be the Class B Note Balance.

          "Class B Note Balance" means, as of the Closing Date, $34,180,583.90,
           --------------------
and thereafter shall equal the Class B Note Balance as of the Closing Date reduced by all subsequent and unrevoked principal payments on the Class B Notes.

          "Class B Notes" means any Class B Notes authorized by, authenticated
           -------------
and delivered under the Indenture.

          "Class B Overdue Interest" means, with respect to any Payment Date, an
           ------------------------
amount equal to the excess, if any, of (a) the aggregate amount of Monthly Interest due on the Class B Notes as of all preceding Payment Dates over (b) the aggregate amount of Monthly Interest actually paid to the Class B Noteholders with respect to the Class B Notes on all preceding Payment Dates.

          "Class B Overdue Principal" means, as of any Payment Date, the excess,
           -------------------------
if any, of (a) the aggregate amount of Class B Monthly Principal due on the Class B

Notes as of all preceding Payment Dates over (b) the aggregate amount of principal payments (from whatever source) actually paid to the Class B Noteholders with respect to the Class B Notes on all preceding Payment Dates.

          "Class B Percentage" means 51.66853%, provided, however, that if a
           ------------------
draw on the Letter of Credit has occurred and any part of such draw remains unreimbursed, "Class B Percentage" shall be a fraction, expressed as a percentage, in which the numerator shall be the Class B Note Balance and the denominator shall be the sum of the Class A Note Balance, the Class B Note Balance and the outstanding unreimbursed amount of the draw on the Letter of Credit on such Determination Date.

          "Closing Date" means September 29, 1998.

          "Code" means the Internal Revenue Code of 1986, as the same may be
           ----
amended, restated or defined.

          "Collateral" has the meaning set forth in Section 401 of the
           ----------
Indenture.

          "Collateral Liquidation" shall have the meaning set forth in the
           ----------------------
Letter of Credit.

          "Collection Account" means a segregated trust account established by
           ------------------
the Trustee pursuant to Section 304 of the Indenture.

          "Collection Period" means, with respect to the Payment Date related
           -----------------
thereto, the entire calendar month immediately preceding such Payment Date, provided, however, that with respect to the initial Payment Date, the Collection Period shall be deemed to commence on the opening of business on August 1, 1998 and terminate at the close of business on September 30, 1998.

          "Confidential Information" means information obtained by any Holder
           ------------------------
including, without limitation, the Documents, that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by the Holder as being confidential information of any Vistana Transaction Entity or Vistana, provided that such term does not include information that (a) was publicly known or otherwise known to the Holder prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Holder or any Person acting on its behalf, (c) otherwise becomes known to the Holder other than through disclosure by any Vistana Transaction Entity or Vistana, (d) constitutes financial statements delivered to the Holder that are otherwise publicly available, or (e) any other public disclosure authorized by any Vistana Transaction Entity or Vistana.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise.

          "Corporate Trust Office" means, as of the Closing Date, the principal
           ----------------------
corporate trust office of the Trustee located at Sixth Street and Marquette Avenue,

Minneapolis, Minnesota 55479, and thereafter at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Issuer.

          "Custodial Agreement" means the Custodial Agreement, dated as of the
           -------------------
Closing Date, by and between the Custodian, the Issuer and the Trustee, as the same may be amended, restated and modified from time to time, and any subsequent custodial agreement entered into with a successor Custodian.

          "Custodian" means initially, First Union National Bank, a national
           ---------
banking association, and thereafter, any custodian of the Instruments acting on behalf of the Issuer, the Trustee and the Bank pursuant to the Documents.

          "Cut-off Date" means, with respect to each Instrument transferred by
           ------------
an Originator to the Issuer on the Closing Date, July 31, 1998 and, with respect to any other Transfer Date, the last day of the calendar month immediately preceding such Transfer Date.

          "DCR"or the "Rating Agency" means Duff & Phelps Credit Rating Co.
           ---         -------------

          "Defaulted Instrument" means an Instrument that, as of any
           --------------------
Determination Date occurring after the Transfer Date related to such Instrument, has (a) either (i) been determined, by the Servicer, in its sole discretion, in accordance with the Servicing Standards, to not be collectible or (ii) had all or part of a Scheduled Payment thereunder more than 180 days delinquent as of the end of the immediately preceding Collection Period or (b) ceased to have the benefit of the related Mortgage.

          "Defaulted Mortgage Loan" means a Mortgage Loan that is evidenced by a
           -----------------------
Defaulted Instrument.

          "Delinquent Instrument" means, as of any Determination Date, any
           ---------------------
Instrument (other than an Instrument which became a Defaulted Instrument prior to such Determination Date) with respect to which the Mortgagor has not paid all Scheduled Payments due as of the end of the immediately preceding Collection Period. The delinquency of an Instrument shall be measured based on the Scheduled Payments required to be made during the term of such Instrument as of the date such Instrument became part of the Collateral without giving effect to any modifications, waivers or extensions subsequently granted by the Servicer unless permitted in the Servicing Agreement.

          "Determination Date" means with respect to a Payment Date, the date
           ------------------
which is the fifteenth (15th) day of the calendar month in which such Payment Date occurs or, if such fifteenth day is not a Business Day, the next immediately succeeding Business Day, provided, however, that if such immediately succeeding Business Day is later than the third Business Day prior to such Payment Date, then the Determination Date shall be the Business Day immediately preceding the fifteenth (15th) day of the calendar month.

          "Documents" means each of the Notes, the Mortgage Documents, the
           ---------
Indenture, the Lockbox Agreement, each Transfer Agreement, the Custodial Agreement, the Servicing Agreement, the Letter of Credit, the Reimbursement Agreement, the Note Purchase Agreement, the Securities Account Control Agreement, each Assignment of Mortgage (as each is defined in each Transfer Agreement) and all other documents executed in connection therewith, as they may be from time to time renewed, amended, modified, supplemented, restated or replaced.

          "Due Date" means as to any Scheduled Payment, the date upon which such
           --------
payment is required to be made pursuant to the related Instrument, without giving effect to any grace period permitted by such Instrument or the related Mortgage.

          "Eligible Instrument" means an Instrument which, on the Transfer Date
           -------------------
related thereto, evidences an Eligible Mortgage Loan.

          "Eligible Investments" means, at any time, any and all of the
           --------------------
following which shall, in any case, unless otherwise provided for pursuant to the terms and conditions of Article III of the Indenture, mature not later than the next succeeding Determination Date:

               (i) direct obligations of, and obligations fully guaranteed for timely payment by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America which has a short term unsecured debt rating of at least "D-1+" by the Rating Agency, "A-1+" by S&P, "P-1" by Moody's or "F-1+" by Fitch for short-term investments, at the time of such investment the obligations of which are backed by the full faith and credit of the United States of America;

               (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating category of either the Rating Agency, S&P, Moody's or Fitch and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

               (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) that has a short-term unsecured debt rating in the highest available rating category of either the Rating Agency, S&P, Moody's or Fitch; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued weekly at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of the Rating Agency at the time of such investment;

               (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of either the Rating Agency, S&P, Moody's or Fitch at the time of such investment;

               (vi) a guaranteed investment contract approved in writing by the Rating Agency and issued by an insurance company or other corporation having a short-term unsecured debt rating in the highest available rating category of either the Rating Agency, S&P, Moody's or Fitch at the time of such investment; and

               (vii) money market funds having short-term unsecured debt ratings in the highest available category of either the Rating Agency, S&P, Moody's or Fitch at the time of such investment; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth in the Indenture.

          "Eligible Mortgage Loan" means a Mortgage Loan conforming to each of
           ----------------------
the representations and warranties contained in Section 2.03 of the Transfer Agreement related to it.

          "Entitlement Orders" has the meaning set forth in Section Three of the
           ------------------
Securities Account Control Agreement.

          "Environmental Laws" means all foreign, federal, state or local laws,
           ------------------
statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and Community Right-to-Know Act.

          "ERISA" means the Employee Retirement Income Security Act of 1974,
           -----
including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "ERISA Affiliate" means any Person under common control with the
           ---------------
Issuer or either Originator within the meaning of Section 414(c) of the Code or
Section 4001(b) of ERISA.

          "Exchange Act" means the Securities Exchange Act of 1934, and as the
           ------------
same may be amended from time to time.

          "Financial Asset" shall have the meaning set forth in Section 8-
           ---------------
102(a)(9) of the UCC.

          "Fitch" means Fitch IBCA, Inc.

          "Foreign Mortgagor" means a Mortgagor that is not a resident of the
           -----------------
United States (which United States includes the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam).

          "GAAP" means generally accepted accounting principles set forth from
           ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar function of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means (a) any federal, state, county,
           ----------------------
municipal or foreign government, or political subdivision, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

          "Grant" means grant, bargain, sell, convey, assign, transfer,
           -----
mortgage, pledge, create and perfect a Security Interest in and right of set-off against, deposit, set over and continue.

          "Holder" means a Noteholder.
           ------

          "Incipient Default" means an event which, with either Knowledge,
           -----------------
notice or the passing of time, would be reasonably likely to become an Indenture Event of Default.

          "Indebtedness" means, as to any Person, (a) all indebtedness of such
           ------------
Person for borrowed money, (b) all leases of equipment of such Person, including all capital leases of such Person, (c) any obligation of such Person for the deferred purchase price of property or services (other than trade or other accounts payable in the ordinary course of business which, in the case of the Issuer, are not past due, and which, in the case of any other Person, are not more than ninety (90) days past due), (d) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, (e) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (f) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made.

          "Indenture" means the Indenture, dated as of July 31, 1998 (as amended
           ---------
or supplemented from time to time as permitted hereby, the "Indenture"), between the Issuer and the Trustee.

          "Indenture Event of Default" means any one or more of the events of
           --------------------------
default described in Section 801 of the Indenture.

          "Independent Director" means a director who is not at the time of
           --------------------
initial appointment and has not been at any time during the preceding five (5) years and has not been at any time while serving as Independent Director: (a) a stockholder, director or beneficial holder of the stock of Vistana or the Issuer, an officer or employee of the Issuer or any direct or ultimate parent of the Issuer or Vistana, or any Affiliate thereof; (b) a customer, supplier or other Person who derives more than 10% of its purchases or revenues from its activities with the Issuer, Vistana, any Originator or any Affiliate of any thereof; (c) a Person or other entity controlling or under common control with any such stockholder, director, officer, employee, customer, supplier or other Person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, customer, supplier or other person; provided, however, that such independent director may serve in similar capacities for other "special purpose corporations" formed by Vistana or its Affiliates.

          "Initial Aggregate Instrument Principal Balance" means the Aggregate
           ----------------------------------------------
Instrument Principal Balance as of the Cut-off Date.

          "Insolvency Law" means any Federal or State bankruptcy, insolvency or
           --------------
other similar law now or hereafter in effect.

          "Instrument" means a promissory note which has been endorsed by Issuer
           ----------
to the Trustee and which, as of the Transfer Date related thereto (without any representation being made at any time thereafter), (a) satisfies each of the representations made with respect to it under Section 2.03 of the applicable Transfer Agreement,
(b) does not otherwise cause a breach of any other representation or warranty set forth in such Section 2.03, (c) is not 180 days or more past due, (d) did not otherwise cause a breach of any other representation or warranty set forth in Section 601 of the Indenture, (e) was not 60 days or more past due as of the applicable Cut-off Date, (f) has not been released, reassigned or satisfied from the Lien of the Indenture and (g) is not related to a Defaulted Mortgage Loan, provided that, notwithstanding the failure of a promissory note to fulfill any of the foregoing requirements, a promissory note which has been transferred to the Issuer shall constitute an Instrument until it has been repurchased or substituted therefor in accordance with the applicable Documents.

          "Instrument Maturity Date" means, with respect to any Mortgage Loan,
           ------------------------
the Due Date of the last Scheduled Payment in respect of such Mortgage Loan, as shown on the Instrument Schedule (after giving effect to the receipt of any partial prepayments in respect of such Mortgage Loan).

          "Instrument Payment" means a payment from a Mortgagor made pursuant to
           ------------------
the terms of an Instrument or related to the foreclosure of the Timeshare Interest related to it.

          "Instrument Principal Balance" means, as of any date of determination,
           ----------------------------
with respect to any Mortgage Loan, the amount set forth as the instrument principal balance of such Mortgage Loan on the Instrument Schedule, and thereafter as reduced by the amount of principal payments made by the related Mortgagor prior to such date of determination, provided, however, that the Instrument Principal Balance of any Defaulted Instrument shall be deemed to be zero as of the date that such Instrument becomes a Defaulted Instrument, other than with respect to calculations of (i) the Annualized Default Rate, (ii) the Reserve Account Required Amount, (iii) the Mortgage Purchase Price of any Mortgage Loan or (iv) the LOC Amount.

          "Instrument Schedule" means the schedule appearing as an exhibit to
           -------------------
the Indenture identifying each Instrument and as the same may be amended from time to time.

          "Investment Company Act" means the Investment Company Act of 1940, as
           ----------------------
amended.

          "Issuer" means Vistana 1998-A Timeshare Mortgage Corp., a Delaware
           ------
corporation.

          "Issuer Documents" means in the singular, any one of, and, in the
           ----------------
plural, all of, the Documents to which the Issuer is a party.

          "Knowledge" means (a) as to any natural Person, the actual awareness
           ---------
of the fact, event or circumstance at issue or proper delivery of notification of such fact, event or circumstance at the place held out by such person as the place for receipt of such communications and (b) as to any Person that is not a natural Person other than the Trustee, the Securities Intermediary and the Back-up Servicer, that (i) the fact, event or circumstance at issue is brought to the attention of a Responsible Officer or
(ii) notice has been delivered to such Person in accordance with the provisions of the relevant Documents; provided, however, that each such Person that is not a natural person shall be deemed to have Knowledge of any fact, event or circumstance if such fact, event or circumstance should have been known or would have been brought to the attention of a Responsible Officer if the Person had exercised commercially reasonable due diligence. Notwithstanding the foregoing sentence, with respect to the Trustee, the Back-up Servicer and the Securities Intermediary only, "Knowledge" means either written notice delivered to, or
                    ---------
actual knowledge of, a Responsible Officer.

          "Late Fee" means, with respect to any Scheduled Payment, the charge
           --------
(if any) paid by the related Mortgagor in accordance with the terms of the related Instrument or other applicable Mortgage Loan Documents if such Scheduled Payment is received by the Servicer more than the number of days specified in the Instrument following the related Due Date.

          "Letter of Credit" means the Letter of Credit, dated as of the Closing
           ----------------
Date, issued by the Bank in connection with the transaction described in the Indenture and in substantially similar form as Exhibit A to the Reimbursement Agreement, and as the same may be amended, restated and modified from time to time.

          "Letter of Credit Account" has the meaning set forth in Section 303(g)
           ------------------------
of the Indenture.

          "Letter of Credit Drawing" has the meaning set forth in Section 303(b)
           ------------------------
of the Indenture.

          "Letter of Credit Fee" means, as of each Payment Date, an amount equal
           --------------------
to the product of (x) one-twelfth, (y) .015, and (z) the LOC Amount on the opening of business on the first day of the immediately preceding Collection Period; provided, however, that (i) the Letter of Credit Fee on the Payment Date occurring on October 20, 1998 shall be calculated based on the LOC Amount on the Closing Date and an elapsed period equal to the number of days between the Closing Date and the end of the related Collection Period, and (ii) the Letter of Credit Fee for the Post Maturity Period shall be calculated with regard to the LOC Amount at the beginning of the Post Maturity Period and paid in advance for the number of days in such Post Maturity Period.

          "LIBOR" has the meaning set forth in the Reimbursement Agreement.
           -----

          "LIBOR Determination Date" means the second (2nd) Business Day prior
           ------------------------
to the Determination Date of each month.

          "Lien" means any mortgage, pledge, hypothecation, assignment for
           ----
security, security interest, encumbrance, levy, lien or charge upon any and, whether voluntarily incurred or arising by operation of law or otherwise, affecting any property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

          "Loan and Security Agreement" means the Loan and Security Agreement,
           ---------------------------
dated as of November 1, 1997, by and between the Issuer and Dresdner Bank AG, New York and Grand Cayman Branches, and as the same may be amended, restated and modified from time to time.

          "LOC Amount" means the stated amount of $8,535,946.31 as reduced and
           ----------
reinstated as provided for in the Letter of Credit.

          "Lockbox Account" means the account designated as such, established
           ---------------
and maintained pursuant to the Lockbox Agreement.

          "Lockbox Agreement" means the Lockbox Agreement, dated as of the
           -----------------
Closing Date, among the Issuer, the Servicer and the Lockbox Bank, as the same may be amended, restated or modified, and any subsequent lockbox agreement entered into with a successor Lockbox Bank.

          "Lockbox Bank" means, initially, First Union National Bank, and
           ------------
thereafter, as of any date, the bank or trust company at which the Lock-Box Account is established and maintained as of such date.

          "Majority of Holders" means, for as long as any Class A Notes are
           -------------------
outstanding, Holders of the Class A Notes having more than fifty percent of the Voting Rights of the Class A Noteholders; and thereafter, Holders of the Class B Notes having more than fifty percent of the Voting Rights of the Class B Noteholders.

          "Management Agreement" means each of the management agreements,
           --------------------
between a Manager and an Association and pertaining to the Timeshare Projects as the same may be amended or assigned.

          "Manager" means a Person with whom an Association enters into a
           -------
Management Agreement. As of the Closing Date, such Managers were Points of Colorado, Inc., with respect to Eagle Pointe and Falcon Pointe, Resort Advisory Group, Inc., with respect to Christie Lodge and Vistana Management, Inc. with respect to the other Timeshare Projects.

          "Material Adverse Effect" means any set of circumstances or events
           -----------------------
which (a) has, or would reasonably be expected to have, any material adverse effect whatsoever upon the validity or enforceability of any Document (other than any Mortgage Document related to one or more (but less than a material number of) individual Mortgage Loans), including the Notes, against either Originator, the Issuer or the Servicer; (b) materially impairs, or could reasonably be expected to materially impair, the ability of any Vistana Transaction Entity or (in any event) the Servicer to perform any of its obligations under any of the Documents, an undischarged matured liability (other than the Notes) against a Vistana Transaction Entity of greater than $600,000 being deemed to have such a material and adverse effect; (c) materially and adversely affects any Timeshare Project in which Timeshare Interests securing more than 10% of the Aggregate Instrument Principal Balance are located which is not fully covered by insurance (after giving effect to reasonable deductibles under the circumstances); (d) materially impairs the ability of the Custodian, Trustee, Bank or any Noteholder to enforce any of the remedies set forth in, or any interest under, any of the Documents such that the Documents do not contain adequate provisions for the practical realization of the rights and benefits afforded thereby; (e) materially and adversely affects the interests of the Custodian, Trustee, Bank or any Noteholder in the Collateral including the Grant of the Security Interest to the Trustee in the Collateral or the overall value thereof, or (f) when used with respect to any single Mortgage Loan or the related Mortgage Documents, materially and adversely affects or impairs any of the following: (i) the enforceability, legality or binding nature of any document in the related Mortgage Loan File; (ii) the repayment of either principal or interest of the related Instrument; (iii) the Mortgage Loan Coupon Rate applicable to the related Instrument; (iv) the Trustee's interests under, security interest in, or ability to enforce its rights under, any related Mortgage Document; (v) the enforceability, legality or validity of any related Mortgage Document; and, when used with reference to the Collateral, or the property sold, transferred, conveyed and assigned by any Originator, means the effects and impairments described in the foregoing subclauses (i) through (v) but only when applied to a material number of Mortgage Loans that constitute Collateral. To the extent that the definition of Material Adverse Effect makes a direct or indirect reference to a particular Instrument, Mortgage Loan, Mortgage Loan File, Timeshare Interest, Unit or Timeshare Project, then no Material Adverse Effect shall be deemed to have occurred if the Issuer causes the Instruments related to the foregoing to be replaced or repaid by the end of the calendar month following the month in which the Issuer obtains Knowledge of such occurrence.

          "Miscellaneous Amounts" means, with respect to any Mortgage Loan, any
           ---------------------
amounts received from or on behalf of the related Mortgagor representing assessments and payments relating to real property taxes, insurance premiums and Association fees.

          "Misdirected Payments" means payments erroneously made to the Lockbox
           --------------------
Account that are not related to the Collateral.

          "Monthly Interest" means, as of any Payment Date, the sum of the Class
           ----------------
A Monthly Interest then due and the Class B Monthly Interest then due.

          "Monthly Principal" means, with regard to any Payment Date, the
           -----------------
product of (i) ninety-three percent, provided, however, that in the event that a draw on the Letter of Credit has been made and any part of such draw remains unreimbursed, the percentage shall be one hundred percent and (ii) the reduction, if any, in the Aggregate Instrument Principal Balance as set forth on each Servicer Report related thereto between the commencement of and the termination of the related Collection Period.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Mortgage" means the purchase money mortgage or deed of trust given to
           --------
secure an Instrument, which shall in each case constitute a first priority, perfected security interest in a Timeshare Interest granted by the Purchaser thereof.

          "Mortgage Document(s)" means, with respect to any Mortgage Loan, (a)
           --------------------
the original Instrument and any amendments or modifications thereto; (b) each of the executed, original Assignment of Mortgage (as said term is defined in this Appendix A), which may relate to more than one Mortgage; (c) the original Mortgage and any amendments or modifications thereto; (d) the Title Policy (Mortgage) or a commitment that such Title Policy (Mortgage) will be delivered prior to the 60th day following the Transfer Date related thereto and (e) each Timeshare Declaration, Timeshare Program Consumer Documents and Timeshare Program Governing Documents related to the Timeshare Interest provided that, for the purposes of any delivery requirements to the Custodian pursuant to the Documents, the documents, in their most current form, referenced in clause (e) hereof need (A) not be so delivered if previously received by the required recipient and (B) notwithstanding the provisions of any other Document, shall be delivered to the Trustee.

          "Mortgage Loan" means, as of any date of determination, each loan
           -------------
referenced on the Instrument Schedule (and the related Mortgage Loan Documents) which has been sold, transferred and assigned by the Originator to the Issuer pursuant to the related Transfer Agreement or has been substituted therefor pursuant to such Transfer Agreement, the Servicing Agreement or the Indenture and, in any case, has not theretofore been released from the Security Interest Granted to the Trustee pursuant to the terms of the Indenture.

          "Mortgage Loan Coupon Rate" means, with respect to any Mortgage Loan
           -------------------------
and Collection Period, the per annum rate of interest applicable to the interest payment due on such Mortgage Loan in the applicable Collection Period, which shall be equal to the rate specified on the Instrument Schedule.

          "Mortgage Loan Documents" means, with respect to each Mortgage Loan
           -----------------------
and each Mortgagor, (i) the related Mortgage Documents, (ii) the original related credit application and (iii) the original related truth-in-lending disclosure statement executed by such Mortgagor.

          "Mortgage Loan Files" means the Mortgage Loan Documents (other than
           -------------------
the Mortgage Documents) and all papers and computerized records customarily maintained by the Servicer in servicing mortgage loans comparable to the Mortgage Loans in accordance with the Servicing Standards and the provisions of
Section 3.02 of the Servicing Agreement.

          "Mortgage Loan Transfer Form" means any Mortgage Loan Transfer Form
           ---------------------------
substantially in the form of Exhibit A in the Transfer Agreement and executed by the Originator.

          "Mortgage Purchase Price" means, for any Mortgage Loan, as of any date
           -----------------------
of purchase thereof, one hundred percent (100%) of the Instrument Principal Balance of the Mortgage Loan as of the end of the Collection Period immediately preceding the relevant date of purchase (after giving effect to any Prepayments during such Collection Period), together with all accrued and unpaid interest thereon at the Mortgage Loan Coupon Rate through the related Due Date in the Collection Period in which the relevant date of purchase occurs provided that, for the purposes of this definition, the Instrument Principal Balance of a Defaulted Mortgage Loan shall not be deemed to be zero.

          "Mortgagor" means the Person obligated to make payments due under an
           ---------
Instrument in accordance with the terms and conditions related to such Instrument, including any guarantor.

          "Nonrecoverable Advances": Servicer Advances that the Servicer, in its
           -----------------------
good faith and reasonable commercial judgment, believes are not likely to be recovered from the Mortgagor.

          "Note Balance" means, on the Closing Date, with respect to the Class A
           ------------
Notes, $31,973,000.00 for the Class A Notes and, with respect to the Class B Notes, $34,180,583.90 for the Class B Notes, and thereafter, when used with respect to a single class of Notes, shall equal the Note Balance for such class reduced by all principal payments on such class of Notes and, when used with reference to both of the Class A Notes and the Class B Notes, or to the "Notes" without reference to either class, shall equal the sum of the Note Balances at the time for both the Class A Notes and the Class B Notes.

          "Note Purchase Agreement" means, the Note Purchase Agreement, dated
           -----------------------
the Closing Date, by and between the Issuer and the purchasers thereunder, and relating to the issuance and purchase of the Notes as the same may be amended, modified or restated, from time to time.

          "Note Register" has the meaning set forth in Section 205(a) of the
           -------------
Indenture.

          "Note Registrar" has the meaning set forth in Section 205(a) of the
           --------------
Indenture.

          "Noteholders" means the holders of any Notes.
           -----------

          "Notes" means the Class A Notes and the Class B Notes, as they may
           -----
from time to time be renewed, amended, restated or replaced.

          "Notice Date" has the meaning set forth in Section 702(a) of the
           -----------
Indenture.

          "Notice of Sole Control" has the meaning set forth in Section 9 of the
           ----------------------
Securities Account Control Agreement.

          "Obligations" has the meaning set forth in Section 402 of the
           -----------
Indenture.

          "Officer's Certificate" means a certificate of a Responsible Officer
           ---------------------
signed by the Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the relevant entity.

          "Opinion of Counsel" means a written opinion of counsel reasonably
           ------------------
acceptable in form and substance to the Trustee and the Bank (who may, unless otherwise provided herein, be counsel to an Originator, the Issuer or the Servicer).

          "Originator" means in the singular, either one of Points or VDI, and,
           ----------
in the plural, both of them.

          "Outstanding" means, as of the date of determination, either any
           -----------
obligation that has yet to be fully performed or amount that has yet to be paid fully, as the case may be.

          "Outstanding Principal Balance" means, as of any date of
           -----------------------------
determination, with respect to any Mortgage Loan, the amount set forth as the Outstanding Principal Balance of such Mortgage Loan on the Instrument Schedule, and thereafter as reduced by the amount of principal payments made by the related Mortgagor prior to such date of determination.

          "Overdue Interest" means, for any Payment Date, the sum of (i) the
           ----------------
Class A Overdue Interest and (ii) the Class B Overdue Interest.

          "Overdue Principal" means, for any Payment Date, the sum of (i) the
           -----------------
Class A Overdue Principal and (ii) the Class B Overdue Principal.

          "Parent" means Vistana Acceptance Corp., a Delaware corporation.
           ------

          "Partial GAAP" means GAAP with the exception that such financial
           ------------
statements shall not contain consolidating and eliminating entries, disclosure or footnotes.

          "Payment Date" means the twentieth (20th) day of each month or, if
           ------------
such 20th day is not a Business Day, the next succeeding Business Day thereafter, commencing October 20, 1998, and continuing to and including the Stated Maturity Date or earlier prepayment in full of all of the Notes.

          "Performance" or "Perform" means full, timely and faithful
           -----------      -------
performance.

          "Permitted Mortgage Encumbrances" means with respect to a Mortgage the
           -------------------------------
following liens and encumbrances against a Timeshare Interest: (i) the interest therein of the Mortgagor, (ii) the lien of unbilled and unpaid assessments payable to the Association, (iii) the lien of unpaid real property taxes and assessments which are not yet delinquent, (iv) covenants, conditions and restrictions, rights of way, easements and other matters of public record, such exceptions appearing of record being matters to which properties of the same type as such Timeshare Interest are commonly subject and which do not materially interfere with the benefits of the security intended to be provided by such Mortgage or being matters specifically disclosed in the applicable land sales registrations filed with the applicable regulatory agencies, and (v) other matters to which timeshare interests are commonly subject and which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

          "Person" means any individual, sole proprietorship, partnership, joint
           ------
venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, firm, estate, entity, joint stock company, or Governmental Authority.

          "Placement Agent" means Dresdner Bank AG, New York Branch, doing
           ---------------
business as Dresdner Kleinwort Benson.

          "Plan" means plans described in Section 4975(e)(l) of the Code,
           ----
including individual retirement accounts, or under Section 3(3) of ERISA and Persons treated under applicable law as using assets of such plans.

          "Points" means Points of Colorado, a Colorado corporation having its
           ------
chief executive office at 101 University, #450, Denver, Colorado 80206.

          "Post-Maturity Period" has the meaning set forth in the Letter of
           --------------------
Credit.

          "Predecessor Instrument" means, with respect to any Substitute
           ----------------------
Instrument acquired by substitution, the Instrument or Instruments for which such Substitute Instrument or any intervening Substitute Instrument has been substituted.

          "Predecessor Mortgage Loan" has the meaning set forth in Section 1201
           -------------------------
of the Indenture.

          "Prepayment(s)" means, with respect to any Mortgage Loan, any of the
           -------------
following: (i) payment by the Mortgagor of the Outstanding Principal Balance plus all accrued interest with respect to such Mortgage Loan in advance of its Instrument Maturity Date, (ii) payment by or on behalf of the Originator of the Mortgage Purchase Price of such Mortgage Loan in connection with the mandatory repurchase of such Mortgage Loan pursuant to Section 2.06 of the applicable Transfer Agreement, (iii) payment by on or behalf of Issuer or Servicer of the Mortgage Loan Purchase Price of such Mortgage Loan in connection with the optional repurchase of such Mortgage Loan pursuant to Section 1201 of the Indenture, (iv) any partial prepayment of principal received from the relevant Mortgagor, (v) any payments of cash contemplated by clause (b) of the definition of Substitute Mortgage Loan and (vi) any Insurance Proceeds received by the Servicer and deposited in the Lockbox Account pursuant to Section 3.03(a) of the Servicing Agreement.

          "Private Placement Memorandum" means the confidential private
           ----------------------------
placement memorandum, dated the Closing Date, circulated by the Placement Agent and describing the transactions contemplated by the Documents.

          "Proceeding" means any suit in equity, action at law or other judicial
           ----------
or administrative proceeding.

          "Property" means any interest in any kind of property or asset,
           --------
whether real, personal or mixed, whether tangible or intangible.

          "Prospective Owner" means each prospective owner (or transferee
           -----------------
thereof) of a beneficial interest in Notes.

          "Purchaser" means a purchaser of a Timeshare Interest from a Timeshare
           ---------
Developer.

          "QIB" has the meaning set forth in the form of Note set forth in the
           ---
Indenture.

          "Rated Institutional Noteholder" means a Noteholder that has been
           ------------------------------
assigned a credit or claims paying rating of BBB- or better by a nationally-recognized rating agency.

          "Rating Agency" means Duff & Phelps Credit Rating Co.
           -------------

          "Record Date" means, with respect to any date upon which the Trustee
           -----------
must identify Noteholders of record, the last day of the Collection Period immediately preceding such date.

          "Regulations" means Section 2510.3-101 of regulations issued by the
           -----------
United States Department of Labor.

          "Reimbursement Agreement" means the Letter of Credit and Reimbursement
           -----------------------
Agreement, dated as of July 31, 1998, by and between the Issuer and the Bank, with regard to the Letter of Credit as the same may be amended, restated or modified from time to time.

          "Reportable Event" means a Reportable Event as defined in section
           ----------------
4043(b) or 4063(a) of ERISA or the regulations promulgated thereunder, except for those Reportable Events for which the PBGC has waived notice.

          "Required Payments" means each and all of the payments required
           -----------------
pursuant to Section 301, clauses (i) through (xii) of the Indenture.

          "Reserve Account" means the segregated trust account that was
           ---------------
established by the Trustee prior to the Closing Date in accordance with the terms and conditions of the Indenture.

          "Reserve Account Deposit Amount" means, on any Payment Date, an amount
           ------------------------------
equal to the excess of (A) the Reserve Account Required Amount over (B) the amount on deposit in the Reserve Account (after giving effect to any Reserve Account draws on such Payment Date).

          "Reserve Account Payment" has the meaning set forth in Section 302(a)
           -----------------------
of the Indenture.

          "Reserve Account Property" has the meaning set forth in Section 302(c)
           ------------------------
of the Indenture.

          "Reserve Account Required Amount" means, with respect to each Payment
           -------------------------------
Date, the greater of either (1) the product of (a) 5% and (b) the Aggregate Instrument Principal Balance as of the end of the related Collection Period or
(2) the lesser of (a) $711,328.82 or (b) the Aggregate Instrument Principal Balance as of the end of the related Collection Period; provided, however, that if a Restricting Event has occurred and is then continuing, then notwithstanding the foregoing, no Reserve Account Withdrawals shall be paid to the Issuer or its designee.

          "Reserve Account Withdrawal" has the meaning set forth in Section
           --------------------------
302(d) of the Indenture.

          "Responsible Officer" means the chairman of the board, the president,
           -------------------
any executive vice president, any vice president, the chief financial officer, the treasurer, any assistant treasurer, the secretary, any assistant secretary, the controller or any assistant controller if the entity of determination is a corporation; if the entity is a national association, any corporate trust officer of such entity; if such entity is a partnership, any one of the foregoing corporate officers of any general partner thereof, if such entity is a trust, any one of the foregoing corporate officers of any trustee thereof, if such entity is a limited liability company, any one of the foregoing corporate officers thereof or of the managing member thereof and if such entity is the Trustee, any person responsible for managing the Trustee's obligations and duties contemplated under the Documents.

          "Restricting Event" means the condition that exists on any Payment
           -----------------
Date if any one of the following conditions has occurred and is continuing at any time: (i) a Trigger Event exists on such Payment Date or existed on any of the two (2) immediately preceding Payment Dates or (ii) an Indenture Event of Default has occurred and is then continuing.

          "Rule 144A" means Rule 144A promulgated under the Securities Act of
           ---------
1933.

          "S&P" means Standard & Poor's Ratings Services.

          "Sale" has the meaning set forth in Section 817 of the Indenture.
           ----

          "Scheduled Payments" means, with respect to an Instrument, when used
           ------------------
in the singular, the periodic payment, including but not limited to principal and interest scheduled to be paid by a Mortgagor pursuant to the terms and conditions of an Instrument, due from the Mortgagor during the related Collection Period; and when used in the plural, all such payments under all such Instruments (exclusive of any amounts in respect of insurance or taxes and reflecting any adjustment for any partial prepayment and further reflecting the effect of any modification to such Instrument permitted pursuant to the Servicing Agreement).

          "Securities Account Control Agreement" means that certain Securities
           ------------------------------------
Account Control Agreement, dated as of July 31, 1998, by and between the Securities Intermediary, the Trustee as Secured Party thereunder and the Issuer as the same may be amended, modified or supplemented.

          "Securities Accounts" means, when used in the singular, any one of and
           -------------------
when used in the plural, all of the Collection Account, the Reserve Account and the Letter of Credit Account.

          "Securities Act", "1933 Act"  or the "Securities Act of 1933" means
           --------------    --------           ----------------------
the Securities Act of 1933, as amended.

          "Securities Intermediary" means initially, Norwest Bank Minnesota,
           -----------------------
National Association, a national banking association, as securities intermediary (as such term is defined under UCC Section 8-102(a)(14)) with respect to the Securities Accounts and, thereafter, any successors-in-interest.

          "Security Entitlements" shall have the meaning set forth in Article 8-
           ---------------------
102(17) of the UCC.

          "Security Interest" means a perfected, direct, first priority and
           -----------------
(with respect to any property constituting Collateral, subject only to the Permitted Encumbrances applicable thereto) exclusive security interest in and charge upon the property intended to be covered by it.

          "Seller" has the meaning set forth in Exhibit B to the Indenture.
           ------

          "Servicer" means initially VCH Portfolio Services, Inc., a Florida
           --------
corporation and thereafter, such entity that may be appointed as successor Servicer pursuant to the Documents.

          "Servicer Advances" means the monthly advances on each Payment Date
           -----------------
the Servicer is required to make to the Trustee for delinquent Scheduled Payments that the Servicer reasonably deems to be recoverable.

          "Servicer Event of Default" means an "Event of Default" as set forth
           -------------------------
in Section 7.01 of the Servicing Agreement, as the same may be amended, restated or modified from time to time.

          "Servicer Report" means the written report required to be delivered by
           ---------------
the Servicer to the Trustee, the Bank and the Rating Agency, to be delivered on each Determination Date in substantially similar form as set forth in Exhibit A to the Servicing Agreement, and setting forth such other information reasonably requested by the Bank, the Trustee or the Rating Agency.

          "Servicer Termination Event Notice" has the meaning set forth in
           ---------------------------------
Section 502 of the Indenture.

          "Servicing" means the responsibility of the Servicer for servicing,
           ---------
managing, and making collections on the Mortgage Loans pursuant to the requirements set forth in the Documents.

          "Servicing Agreement" means that certain Servicing Agreement, dated as
           -------------------
of July 31, 1998, by and between the Issuer, as Issuer, and VCH Portfolio Services, Inc., as Servicer, as the same may be amended, modified or restated from time to time.

          "Servicing Fee" means the monthly fee payable on each Payment Date of
           -------------
an amount equal to the product of (x) one-twelfth, (y) 1.2% and (z) the Aggregate Instrument Principal Balance on the opening of business on the first day of the related Collection Period, provided, however, that the Servicer Fee on the Payment Date occurring on October 20, 1998 shall be calculated based on the Initial Aggregate Instrument Principal Balance.

          "Servicing Standards" means the customary standards of prudent
           -------------------
servicers of loans secured by fee simple timeshare interests similar to the Timeshare Interests, and, to the extent not inconsistent with the foregoing, those standards employed by the Servicer when servicing such loans for its own account and third parties, but, in any case, without regard for:

               (i) any relationship that the Servicer or any Affiliate of the Servicer may have with the related Mortgagor or any Originator;

               (ii) the Servicer's right to receive compensation for its services under the Servicing Agreement or with respect to any particular transaction; or

               (iii) the fact that the Servicer or any Affiliate of the Servicer may be a Noteholder;

and, in any case, shall include the following servicing activities:

               (a) perform standard accounting services and general recordkeeping services with respect to the Mortgage Loans;

               (b) respond to any telephone and written inquiries of Mortgagors concerning the Mortgage Loans;

               (c) keep Mortgagors informed of the proper place and method for making payments with respect to the Mortgage Loans;

               (d) contact Mortgagors to effect collection and to encourage prompt payment of Mortgage Loans, doing so by lawful means in accordance with industry standards;

               (e)    report tax information to Mortgagors as required by law;
          and

               (f) take such other action as may be necessary or appropriate in the reasonable judgment of the Servicer for the purpose of collecting and transferring to the Collection Account or the Lockbox Account, as required, all payments received in respect of Instruments (except as otherwise expressly provided in the Documents), and to carry out the duties and obligations imposed upon the Servicer.

          "Significant Noteholder" or "Significant Holder" means both (i) each
           ---------------------- ---- ------------------
Person who held a Note as of the Closing Date and (ii) any other Noteholder who, as of the date of determination, holds a Note or Notes with an aggregate unpaid principal balance of at least seven and one-half percent (7.5%) of the then-Outstanding aggregate Note Balance;

          "66 2/3% of the Voting Rights" means for so long as any Class A Notes
           ----------------------------
are outstanding, Holders of the Class A Notes having more than 66 2/3% of the Voting Rights of the Class A Noteholders; and thereafter, Holders of Class B Notes having more than more than 66 2/3% of the Voting Rights of the Class B Noteholders;

          "Solvent" means, as to any Person at any time, that (a) the fair value
           -------
of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the property in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

          "Special Purpose Entity" means, as applicable, a corporation, limited
           ----------------------
partnership, owner trust arrangement, business trust or limited liability company which at all times since its formation and at all times thereafter shall have complied with each of the following:

          (i) Affiliate Securities. Such entity has not acquired and will not acquire obligations or securities of its partners, members or shareholders.

          (ii) Allocations. Such entity has allocated and will allocate fairly and reasonably any overhead for shared office space and uses and will use separate stationery, invoices and checks.

          (iii) Arm's length Transactions. Such entity has not entered into and will not enter into, nor has it been or will it be a party to, any transaction with its partners, members, shareholders or Affiliates except
     (i) for the Documents and (ii) in the ordinary course of its business (as contemplated by the Documents) and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party.

          (iv) Bankruptcy Filing. Such entity, without the unanimous consent of all of the general partners, directors, trustees or members, as applicable, has never filed and will never file a bankruptcy or insolvency petition or otherwise instituted insolvency proceedings with respect to itself or to any other entity in which it has or had a direct or indirect legal or beneficial ownership interest, and has not dissolved, liquidated, consolidated, merged, or sold and will not dissolve, liquidate, consolidate, merge, or sell all or substantially all of its assets or any other entity in which it has or had a direct or indirect legal or beneficial ownership interest, has not engaged and will not engage in any other business activity, or has not amended and will not amend its organizational documents, all of the foregoing cases, without the prior written consent of the Independent Director.

          (v) Commingling. Such entity has never commingled and will never commingle its funds or assets with those of any other entity, and has held its assets in its own name.

          (vi) Divisions. Such entity has never identified and will not identify its partners, members or shareholders, or any affiliates of either of them as a division or part of it.

          (vii) Formalities. Such entity has always observed and will always observe all partnership, corporate trust or limited liability company formalities, as applicable.

          (viii) Guarantees. Such entity has not assumed or guaranteed or become obligated for the debts of, and will not become so obligated, or so assume or guarantee any other entity and has not held out, and will not hold out its credit as being available to satisfy the obligations of any other entity for liabilities permitted to be guaranteed by its Articles of Organization.

          (ix) Identification. Such entity has always held and identified itself and will always hold and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity.

          (x) Independent Director. If such entity is a corporation, it has covenanted always and will continue to so covenant to have at least one director that is an Independent Director.

          (xi) Loans. Such entity has not made, and will not make, loans to any Person.

          (xii) No Dissolution. Such entity has not engaged in, sought, or consented to, and will not so engage, seek or consent to, any dissolution, winding up, liquidation, consolidation, merger, asset sale, transfer of partnership or membership interest, or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement, as applicable, without the prior written consent of the Independent Director.

          (xiii) No Other Assets. Such entity has not had, and will not have, any assets other than those related to the Collateral.

          (xiv) No Other Business. As of the Closing Date, such entity has not engaged in and will not engage in any business unrelated to the ownership of its assets.

          (xv) No Other Indebtedness. As of the Closing Date, such entity has no Indebtedness other than, and after the Closing Date will have no other Indebtedness other than with respect to the Issuer only, the Indebtedness evidenced by the Notes and existing under the Indenture and the Reimbursement Agreement, and liabilities in the ordinary course of business relating to the ownership and operation of its assets.

          (xvi) Own Liabilities. Such entity has paid and will continue to pay its own liabilities out of its own funds and assets.

          (xvii) Own Name. Such entity has conducted and will continue to conduct its business in its own name and not in the name of any other Person.

          (xviii) Pledges. Such entity has not pledged and will not pledge its assets for the benefit of any other Person other than pursuant to the Documents.

          (xix) Purpose. Such entity was organized solely for the purpose of owning the Collateral and entering into the Documents, and, with respect to the Issuer, issuing the Notes.

          (xx) Separate Accounts. Such entity has maintained and will continue to maintain its accounts, books and records separate from any other Person and in accordance with Partial GAAP.

          (xxi) Separate Records. Such entity has maintained its accounting records and other entity documents separate from any other Person.

          (xxii) Unanimous Consent. Such entity has not caused or allowed, and will not cause or allow, the board of directors of such entity to take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless an Independent Director shall have participated in such vote.

          "Stated Maturity Date" means February 22, 2010.
           --------------------

          "Subsidiary" means any corporation, association, partnership, limited
           ----------
liability company, joint venture or other business entity of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by another Person, or one or more of the Subsidiaries of such Person, or a combination thereof.

          "Substitute Mortgage Loan" means one or more Mortgage Loans
           ------------------------
(including, without limitation, Upgrade and Wraparound Mortgages) transferred on a date other than the Closing Date for which the transferor thereof shall have delivered an accurate and complete Mortgage Loan Transfer Form and each of which, on the related Cut-Off Date, (i) is an Eligible Mortgage Loan; provided, however, that the requirement set forth in Section 2.03(cc) of the applicable Transfer Agreement that a minimum of one (1) scheduled monthly payment shall have been made prior to the Transfer Date related to the applicable Mortgage Loan shall not be necessary with regard to Upgrades and Wraparound Mortgages so long as the Mortgagor's equity in related Timeshare Interest(s) is 15% or more of the original principal balance of the related Instrument; (ii) had an Instrument Principal Balance, including any additional cash delivered by the Servicer or the Issuer into the Collection Account in connection therewith, not less than the Instrument Principal Balance of the related Predecessor Mortgage Loan(s); (iii) would not cause, by virtue of its substitution, the remaining weighted average life of the Instruments constituting Collateral (as calculated based upon the Scheduled Payments on all Instruments which comprise the Aggregate Instrument Principal Balance) to be materially altered, (iv) the final payment due thereunder will not mature later than eighteen months before the Stated Maturity Date, (v) the then-remaining weighted average life of the Instruments constituting Collateral as of such Transfer Date will not, after inclusion of such Substitute Mortgage Loan(s) into the Collateral, be more than 80 months, (vi) the weighted average coupon of the Instruments then-constituting Collateral, after inclusion of such Substitute Mortgage Loan into the Collateral, will not be less than 14%, (vii) the addition of such Substitute Mortgage Loan shall not cause the Aggregate Instrument Principal Balance arising from Foreign Mortgagors to be more than twenty-three percent (23%) of the Aggregate Instrumental Principal Balance of all Instruments, or, if such balance is greater than twenty-three percent (23%) then the Predecessor Mortgage Loan related thereto had a Mortgagor that was also a Foreign Mortgagor and the addition of such Mortgage Loan will not increase the Aggregate Instrument Principal Balance arising from Foreign Mortgagors above that existing at the beginning of the Collection Period for which the substitution is being made;
(viii) the weighted average seasoning of all Instruments that constitute Collateral as of such Transfer Date will not be less than 13 months); (ix) was originated, serviced and maintained in accordance with standard credit evaluation policies of the Originator related to such Predecessor Mortgage Loan, be of equal or better credit quality than the Mortgage Loan being replaced; and
(x) provided that, (1) for purposes of determining compliance with clause (ii) above, if more than one Substitute Mortgage Loan is being provided on any date,
(a) the Aggregate Instrument Principal Balance of the Substitute Mortgage Loan(s) and of the Predecessor Mortgage Loan(s) related thereto shall be determined on an aggregate basis and (b) any amounts deposited into the Collection Account (which amounts shall be deemed to be Available Amounts) with respect thereto shall equal the excess of the Aggregate Instrument Principal Balance of the Predecessor Mortgage Loans over the Aggregate

Instrument Principal Balance of the Substitute Mortgage Loans related thereto and (2) notwithstanding the failure of a Mortgage Loan to fulfill any of the foregoing requirements, a Mortgage Loan which has been transferred to the Issuer in substitution for another Mortgage Loan shall constitute a Substitute Mortgage Loan until it has been repurchased or substituted for in accordance with the applicable Documents.

          "Supplements" has the meaning set forth in Section 1001 of the
           -----------
Indenture.

          "Tax Counsel" means Weil, Gotshal & Manges LLP.
           -----------

          "Termination Date" means the date upon which the Letter of Credit
           ----------------
terminates pursuant to the terms thereof.

          "Timeshare Declaration" means the declaration or other document
           ---------------------
recorded or to be recorded in the real estate records where the pertinent Timeshare Project is located for the purpose of creating and governing the rights of owners of Timeshare Interests related thereto, as it may be in effect from time to time.

          "Timeshare Developer(s)" means, unless otherwise set forth in the
           ----------------------
applicable Transfer Agreement, the Originators that offer and solicit offers to purchase Timeshare Interests related to the Collateral.

          "Timeshare Interest" means an undivided 1/52 fee simple interest in a
           ------------------
Unit on a fixed or floating basis in perpetuity for seven (7) consecutive days each calendar year or every other calendar year, as the case may be, together with an appurtenant undivided fractional interest in the common elements of the Timeshare Project and the non-exclusive right to use such common elements during such seven (7) day period including rights as members of the Association related thereto, all in accordance with, and subject to, the related Timeshare Program Governing Documents.

          "Timeshare Program" means the program under which (i) Purchasers have
           -----------------
purchased fee simple Timeshare Interests and (ii) owners of Timeshare Interests share the expenses associated with the operation and management of such program.

          "Timeshare Program Consumer Documents" means the purchase contract,
           ------------------------------------
Instrument, Mortgage, credit application, credit disclosures, rescission right notices, final subdivision public reports/prospectuses/public offering statements, Timeshare Project exchange affiliation agreement, and other documents used or to be used by an Originator in connection with the sale of Timeshare Interests.

          "Timeshare Program Governing Documents" means for each Timeshare
           -------------------------------------
Project, the related Articles of Organization of the Association, the rules and regulations of the Association, the Timeshare Declaration, the Management Agreement, and any subsidy agreement by which an Originator is obligated to subsidize shortfalls in the budget of a Timeshare Program in lieu of paying assessments, as they may be from time to time in effect and all amendments, modifications and restatements of any of the foregoing.

          "Timeshare Projects" mean, collectively, Christie Lodge, Eagle County,
           ------------------
CO; Eagle Pointe, Eagle County, CO; Falcon Pointe (also known as Falcon Point), Eagle County, CO; Lakeside Terrace (also known as Falcon Point II), Eagle County, CO; Vistana's Beach Club, St. Lucie County, FL; Vistana Lakes, Orange County, FL; Vistana Condominium, Orange County, FL; Vistana Falls, Orange County, FL; Vistana Fountains, Orange County, FL; Vistana Cascades, Orange County, FL; Vistana Fountains II, Orange County, FL; Vistana Spa, Orange County, FL; and Vistana Springs, Orange County, FL; and "Timeshare Project" means any one of them.

          "Title Insurer (Mortgage)" means any of First American Title Insurance
           ------------------------
Company, Chicago Title Insurance Company, Ticor Title Insurance Company, Old Republic, Lawyer's Title Insurance Company or another title company which the Bank has approved of in writing to the Issuer and issues a Title Policy (Mortgage).

          "Title Policy (Mortgage)" means the original lender's policy of title
           -----------------------
insurance insuring that the Mortgage securing an Instrument is a perfected, direct, first and exclusive lien on the Timeshare Interest encumbered thereby, subject only to any Permitted Encumbrances, issued by a Title Insurer (Mortgage) and in form and substance acceptable to the Trustee, and all amendments, restatements and modifications thereto.

          "Transfer Agreement" means when used in the singular, either of, and,
           ------------------
when used in the plural, both of, the Transfer Agreements, dated as of July 31, 1998, between an Originator and the Issuer, as the same may be amended, modified or restated as permitted under the Documents.

          "Transfer Date" means the Closing Date and, with respect to each
           -------------
Substitute Mortgage Loan, the date upon which such Substitute Mortgage Loan is sold, transferred, conveyed and assigned by the related Originator to the Issuer, and pledged by the Issuer to the Trustee.

          "Transition Costs" means the necessary or prudent reasonable fees,
           ----------------
expenses, disbursements and costs incurred by the Trustee in connection with the transfer of the Servicer's duties under the Servicing Agreement and assuming the role of successor Servicer pursuant to the terms of Article V of the Indenture and the Servicing Agreement.

          "Trigger Event" means, and shall be deemed to have occurred if, any
           -------------
one of the following events occur: (1) the average over each of the three months immediately preceding the date of determination (provided that such date of determination occurs at least three months after the Closing Date), expressed as a percent, of the Aggregate Instrument Principal Balance of Delinquent Instruments that are more than 60 days past due divided by the Aggregate Instrument Principal Balance of all Instruments is greater than 10%;
(2) the average Annualized Default Rate for the immediately preceding successive three month period (provided that such three month period occurs at least three months after the Closing Date) is greater than 12%; (3) an order or decree has been entered by any Governmental Authority of competent jurisdiction enjoining the intended use for timeshare purposes of any Timeshare Project or Timeshare Projects that relate to

Mortgage Loans having an Aggregate Instrument Principal Balance of more than $1,000,000 at the time of such decree and such order or decree is not vacated, or such Mortgage Loans are not repurchased or replaced, within one hundred and twenty (120) days of entry thereof; (4) the policies of hazard insurance or business interruption insurance in effect on the Closing Date shall have lapsed for any Timeshare Project or Timeshare Projects that relate to Mortgage Loans having an Aggregate Instrument Principal Balance of more than $1,000,000 at the time of such lapse and such policies have not been replaced, or such Mortgage Loans are not repurchased or replaced, within thirty (30) days after such lapse; or (5) a Manager that is an Affiliate of Vistana is duly terminated for cause by the Association for any Timeshare Project or Timeshare Projects that relate to Mortgage Loans having an Aggregate Instrument Principal Balance of more than $1,000,000 at the time of such termination, and such Mortgage Loans are not repurchased or replaced within sixty (60) days after such termination.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as the
           -------------------
same may be amended from time to time.

          "Trustee" means initially, Norwest Bank Minnesota, National
           -------
Association and thereafter, any then-current (as of the date of determination) successor Trustee appointed pursuant to the terms and conditions of the Indenture.

          "Trustee Fee" means, as of each Payment Date, the product of (i) one-
           -----------
twelfth, (ii) .0002 and (iii) the Aggregate Instrument Principal Balance on the opening of business on the first day of the related Collection Period, provided, however, that the Trustee Fee on the Payment Date occurring on October 20, 1998 shall be calculated based on the Initial Aggregate Instrument Principal Balance. The Trustee Fee shall also include certain investment income, which shall be non-recourse, from amounts held in the Collection Account as provided in Section 301(i) of the Indenture.

          "UCC" means the Uniform Commercial Code in effect in any applicable
           ---
jurisdiction as of the date hereof, and as the same may be amended.

          "Ultimate Principal" means the remaining Note Balance, if any, on the
           ------------------
Stated Maturity Date.

          "Unit" means a dwelling unit in a Timeshare Project.
           ----

          "Upgrade" means a Mortgage Loan that has replaced a Predecessor
           -------
Mortgage Loan which had the same Mortgagor and, with regard to which, such Mortgagor freely and voluntarily without inducement from an Originator or any affiliate or agent thereof except in the ordinary course of business of such Originator, affiliate or agent chose to reconvey its original Timeshare Interest and cancel its Predecessor Mortgage Loan in exchange for, and perhaps with additional consideration for, a new Timeshare Interest evidenced by a new Mortgage Loan with an Outstanding Instrument Principal Balance including any cash delivered into the Collection Account in connection therewith, not less than the Outstanding Instrument Principal Balance of the Predecessor Mortgage Loan.

          "VDI" means Vistana Development, Inc., a Florida corporation doing
           ---
business as Vistana Development, Ltd., and having its chief executive office and principal place of business at 8801 Vistana Centre Drive, Orlando, Florida 32821.

          "Vistana" means Vistana, Inc., a Florida corporation having its chief
           -------
executive office and principal place of business at 8801 Vistana Centre Drive, Orlando, Florida, 32821.

          "Vistana Transaction Entity" means, when used in the singular, any of, and when used in the plural, all of the following Persons: the Servicer, each Originator and the Issuer.

          "Voting Rights" means, for so long as any Notes remain outstanding,
           -------------
100% of the rights to vote with regard to determinations to be made by Noteholders under the Documents and which shall be exercisable by the Noteholders of the class or classes of Notes entitled to vote in accordance with the provisions of the Documents pro rata in accordance with their respective Note Balances, provided that, for the purposes of exercising any right to vote under the Notes, Notes held by the Issuer or any Affiliate of the Issuer shall not be deemed to be Notes for the purposes of calculating any Voting Rights unless all of the then-Outstanding Notes are held by the Issuer or any such Affiliate.

          "Withdrawn Collateral" has the meaning set forth in Section 701(b) of
           --------------------
the Indenture.

          "Wraparound Mortgage" means a Mortgage Loan that has replaced a
           -------------------
Predecessor Mortgage Loan and with regards to which, the Mortgagor related thereto has freely and voluntarily, without inducement from an Originator or any affiliate or agent thereof except in the ordinary course of business of such Originator, affiliate or agent, combined the related Predecessor Mortgage Loan with a mortgage loan on an additional Timeshare Interest to create one new Substitute Mortgage Loan.

          "Year 2000 Problem" shall mean any significant risk that computer
           -----------------
hardware, software or equipment containing embedded microchips essential to the business or operations of the Vistana Transaction Entities will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively and reliably as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations.